UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-10157
                                   ---------

                        FRANKLIN GLOBAL TRUST
                        ---------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
     (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

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                                     [LOGO]
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                                      FGT
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                                     FUNDS
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                                 ANNUAL REPORT

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                                  JULY 31, 2007

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                               ----------------
                               ----------------
                                   FIDUCIARY
                               ----------------
                                     TRUST
                               ----------------
                                 INTERNATIONAL
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

Contents

ANNUAL REPORT

President's Message ......................................................     1

Economic and Market Overview .............................................     2

Fiduciary Large Capitalization Growth and Income Fund ....................     4

Fiduciary Small Capitalization Equity Fund ...............................    11

Financial Highlights and Statements of Investments .......................    18

Financial Statements .....................................................    26

Notes to Financial Statements ............................................    29

Report of Independent Registered Public Accounting Firm ..................    37

Tax Designation ..........................................................    38

Meeting of Shareholders ..................................................    39

Board Members and Officers ...............................................    42

Shareholder Information ..................................................    47

--------------------------------------------------------------------------------

Annual Report

President's Message

Dear Shareholder:

I am pleased to present the enclosed Franklin Global Trust Funds' annual report covering the fiscal year ended July 31, 2007. In each Fund report, the Fund's portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the annual report.

/s/ Rupert H. Johnson

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

---------------------------------------------------------
  NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
---------------------------------------------------------


                                                               Annual Report | 1

Economic and Market Overview

During the 12 months ended July 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Although gross domestic product (GDP) grew at 2.0% and 2.5% annualized rates in the third and fourth quarters of 2006 due in part to strong domestic demand and a healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets. GDP growth slowed to an annualized 0.6% rate in first quarter 2007. In the second quarter, however, growth advanced at an estimated annualized 4.0% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

The unemployment rate decreased from 4.8% at the beginning of the period to 4.6% in July 2007.1 Although consumer confidence in July neared a six-year high, consumer spending slowed toward period-end as worries about the housing slump and high gasoline prices made individuals more cautious. After a welcome drop in energy costs during the latter half of 2006, elevated oil prices returned in 2007, reaching a record high on July 31, in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. The core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2% for the 12 months ended July 31, 2007, which was the same as the 10-year average. 1

The Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% for the year under review. At period-end, the Fed was still more concerned with inflation pressures than an economic slowdown. The 10-year Treasury note yield fell from 4.99% at the beginning of the period to 4.78% on July 31, 2007.

1. Source: Bureau of Labor Statistics.


2 | Annual Report

After stock market sell-offs in late February and mid-March, markets rebounded in the second quarter of 2007 amid generally strong first quarter corporate earnings reports. However, volatility picked up again in July when the markets fluctuated widely almost daily due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. The last full week in July was the worst in five years for many markets, and stock prices continued to struggle until period-end. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +20.84%, the broader Standard & Poor's 500 Index (S&P 500) returned +16.22%, and the technology-heavy NASDAQ Composite Index returned +22.66%. 2 Materials, information technology and telecommunications stocks performed particularly well.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 3

Fiduciary Large Capitalization
Growth and Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000(R) Index, at the time of purchase. 1 The Fund invests mainly in dividend-paying stocks, while attempting to keep taxable capital gains distributions relatively low.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary Large Capitalization Growth and Income Fund's annual report for the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund delivered a cumulative total return of +18.27% for the 12 months ended July 31, 2007. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +16.22% during the same period. 2

INVESTMENT STRATEGY

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We employ a thematic approach to identify sectors that may benefit from longer dynamic growth. Within these sectors, we consider the

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 | Annual Report
basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

MANAGER'S DISCUSSION

During the year under review, the Fund's outperformance relative to its benchmark, the S&P 500, was mainly due to stock selection. On an individual stock basis, the top three contributors to relative performance, Juniper Networks, InBev and Komatsu, enjoyed brisk foreign business largely because of the strong global economy. Juniper, an Internet infrastructure company, derives approximately 55% of its revenues from overseas. Belgium-based brewery InBev does most of its business in Europe and growing Latin American countries. Japanese construction equipment maker Komatsu benefited from robust demand for construction equipment, mining machinery and bulldozers worldwide.

The three greatest detractors from relative Fund returns were laboratory and testing company Quest Diagnostics, office supply chain stores Office Depot and integrated circuits producer Marvell Technology Group. All three companies' 2007 earnings estimates declined during the period under review and they each experienced significantly slower earnings growth versus 2006 earnings. The deterioration in fundamentals contributed to market underperformance. We sold Quest and Marvell but retained Office Depot as of period-end.

On a sector basis, the Fund's relative returns during the 12-month period benefited most from consumer staples sector investments, particularly in foreign holdings such as InBev and Tesco.3 Additionally, our industrials sector overweighting and stock selection boosted the Fund's relative performance as our sector investments outperformed the same sector in the S&P 500.4 Although Quest Diagnostics and our health care sector stock selection detracted from relative returns, the Fund's sector underweighting versus the benchmark offset some of this loss. 5

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization
Growth and Income Fund
7/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Communications Equipment                                                  12.9%
--------------------------------------------------------------------------------
Insurance                                                                  9.2%
--------------------------------------------------------------------------------
Pharmaceuticals                                                            8.3%
--------------------------------------------------------------------------------
Aerospace & Defense                                                        8.0%
--------------------------------------------------------------------------------
Machinery                                                                  7.9%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                7.7%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                6.3%
--------------------------------------------------------------------------------
Specialty Retail                                                           5.9%
--------------------------------------------------------------------------------
Media                                                                      4.5%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                   4.2%
--------------------------------------------------------------------------------
Beverages                                                                  3.1%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                                                  2.9%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                   2.6%
--------------------------------------------------------------------------------
Food Products                                                              2.6%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                     2.6%
--------------------------------------------------------------------------------
Commercial Banks                                                           2.4%
--------------------------------------------------------------------------------
Other                                                                      6.4%
--------------------------------------------------------------------------------
Short-Term Investments &
Other Net Assets                                                           2.5%
--------------------------------------------------------------------------------

3. The consumer staples sector comprises beverages, food and staples retailing, food products and tobacco in the SOI.

4. The industrials sector comprises aerospace and defense, industrial conglomerates and machinery in the SOI.

5.    The health care sector comprises pharmaceuticals in the SOI.


                                                               Annual Report | 5

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.

/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer
Vice President of Franklin Templeton Institutional, LLC (FT Institutional)

/s/ Kenneth J. Siegel

Kenneth J. Siegel
Vice President of FT Institutional

Portfolio Management Team
Fiduciary Large Capitalization Growth and Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 7/31/07

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                                                     INCEPTION
                                    1-YEAR          5-YEAR           (12/11/98)
--------------------------------------------------------------------------------
Average Annual Total Return 2       +18.27%         +11.96%            +3.96%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Large Capitalization Growth and Income Fund from inception on 12/11/98 through 7/31/07, compared with the Standard & Poor's 500 Index (S&P 500). 3 Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                Fiduciary Large
                                                Capitalization
Calendar Month       S&P 500 3               Growth and Income Fund
Incept                $10,000                       $10,000
Dec-98                $10,546                       $10,691
Jan-99                $10,989                       $10,751
Feb-99                $10,642                       $10,221
Mar-99                $11,067                       $10,591
Apr-99                $11,498                       $11,041
May-99                $11,222                       $10,711
Jun-99                $11,845                       $11,400
Jul-99                $11,476                       $11,149
Aug-99                $11,419                       $11,149
Sep-99                $11,104                       $10,848
Oct-99                $11,814                       $11,349
Nov-99                $12,052                       $11,419
Dec-99                $12,763                       $11,591
Jan-00                $12,120                       $11,150
Feb-00                $11,887                       $10,895
Mar-00                $13,050                       $11,770
Apr-00                $12,659                       $11,758
May-00                $12,394                       $11,746
Jun-00                $12,703                       $12,129
Jul-00                $12,506                       $11,734
Aug-00                $13,279                       $12,663
Sep-00                $12,579                       $11,832
Oct-00                $12,530                       $11,984
Nov-00                $11,537                       $11,193
Dec-00                $11,595                       $11,393
Jan-01                $12,008                       $11,407
Feb-01                $10,909                       $10,453
Mar-01                $10,221                       $ 9,780
Apr-01                $11,017                       $10,384
May-01                $11,082                       $10,581
Jun-01                $10,816                       $10,173
Jul-01                $10,711                       $10,117
Aug-01                $10,037                       $ 9,850
Sep-01                $ 9,224                       $ 9,289
Oct-01                $ 9,403                       $ 9,599
Nov-01                $10,126                       $10,162
Dec-01                $10,215                       $10,153
Jan-02                $10,067                       $ 9,916
Feb-02                $ 9,868                       $ 9,871
Mar-02                $10,241                       $10,198
Apr-02                $ 9,624                       $ 9,528
May-02                $ 9,549                       $ 9,424
Jun-02                $ 8,865                       $ 8,500
Jul-02                $ 8,176                       $ 7,949
Aug-02                $ 8,228                       $ 8,024
Sep-02                $ 7,338                       $ 7,321
Oct-02                $ 7,987                       $ 7,994
Nov-02                $ 8,451                       $ 8,442
Dec-02                $ 7,952                       $ 7,989
Jan-03                $ 7,745                       $ 7,794
Feb-03                $ 7,629                       $ 7,659
Mar-03                $ 7,706                       $ 7,673
Apr-03                $ 8,343                       $ 8,139
May-03                $ 8,781                       $ 8,590
Jun-03                $ 8,893                       $ 8,665
Jul-03                $ 9,043                       $ 8,890
Aug-03                $ 9,217                       $ 9,101
Sep-03                $ 9,122                       $ 8,905
Oct-03                $ 9,637                       $ 9,448
Nov-03                $ 9,717                       $ 9,628
Dec-03                $10,228                       $10,103
Jan-04                $10,417                       $10,361
Feb-04                $10,568                       $10,528
Mar-04                $10,412                       $10,414
Apr-04                $10,252                       $10,247
May-04                $10,391                       $10,398
Jun-04                $10,594                       $10,566
Jul-04                $10,236                       $10,292
Aug-04                $10,274                       $10,095
Sep-04                $10,386                       $10,299
Oct-04                $10,547                       $10,483
Nov-04                $10,968                       $10,970
Dec-04                $11,344                       $11,243
Jan-05                $11,072                       $10,922
Feb-05                $11,295                       $11,115
Mar-05                $11,103                       $11,013
Apr-05                $10,896                       $10,675
May-05                $11,239                       $10,948
Jun-05                $11,255                       $11,049
Jul-05                $11,676                       $11,567
Aug-05                $11,564                       $11,470
Sep-05                $11,661                       $11,591
Oct-05                $11,471                       $11,169
Nov-05                $11,892                       $11,672
Dec-05                $11,898                       $11,741
Jan-06                $12,220                       $12,168
Feb-06                $12,241                       $12,150
Mar-06                $12,407                       $12,313
Apr-06                $12,576                       $12,562
May-06                $12,207                       $12,134
Jun-06                $12,226                       $11,929
Jul-06                $12,306                       $11,822
Aug-06                $12,589                       $12,036
Sep-06                $12,916                       $12,195
Oct-06                $13,346                       $12,410
Nov-06                $13,586                       $12,820
Dec-06                $13,777                       $13,069
Jan-07                $13,990                       $13,164
Feb-07                $13,702                       $12,974
Mar-07                $13,874                       $13,184
Apr-07                $14,496                       $13,855
May-07                $14,992                       $14,410
Jun-07                $14,740                       $14,232
Jul-07                $14,289                       $13,983


                                                               Annual Report | 7

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Large Capitalization Growth and Income Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


8 | Annual Report

Your Fund's Expenses

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                              VALUE 2/1/07    VALUE 7/31/07   PERIOD* 2/1/07-7/31/07
----------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,062.10             $5.32
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,019.64             $5.21
----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


10 | Annual Report

Fiduciary Small Capitalization Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000(R) Index, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary Small Capitalization Equity Fund's annual report for the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund posted a +25.76% total return for the 12 months ended July 31, 2007. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which had a +16.84% total return during the same period. 2

INVESTMENT STRATEGY

Our U.S. small-cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small-cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN

Fiduciary Small Capitalization Equity Fund
7/31/07

----------------------------------------------------------------
                                                     % OF TOTAL
SECTOR/INDUSTRY                                      NET ASSETS
----------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                               8.8%
----------------------------------------------------------------
Biotechnology                                           6.9%
----------------------------------------------------------------
Capital Markets                                         6.5%
----------------------------------------------------------------
Hotels, Restaurants & Leisure                           6.0%
----------------------------------------------------------------
Communications Equipment                                6.0%
----------------------------------------------------------------
Commercial Services & Supplies                          5.6%
----------------------------------------------------------------
Internet Software & Services                            5.0%
----------------------------------------------------------------
Textiles, Apparel & Luxury Goods                        4.9%
----------------------------------------------------------------
Health Care Providers & Services                        4.3%
----------------------------------------------------------------
Oil, Gas & Consumable Fuels                             3.9%
----------------------------------------------------------------
Health Care Technology                                  3.6%
----------------------------------------------------------------
Software                                                3.2%
----------------------------------------------------------------
Aerospace & Defense                                     3.1%
----------------------------------------------------------------
Insurance                                               2.9%
----------------------------------------------------------------
Energy Equipment & Services                             2.7%
----------------------------------------------------------------
Diversified Financial Services                          2.5%
----------------------------------------------------------------
Internet & Catalog Retail                               2.4%
----------------------------------------------------------------
Commercial Banks                                        2.2%
----------------------------------------------------------------
Other                                                  18.4%
----------------------------------------------------------------
Short-Term Investments & Other Net Assets               1.1%
----------------------------------------------------------------

MANAGER'S DISCUSSION

During the year under review, growth stocks outpaced value stocks, and small-cap growth stocks underperformed their large-cap growth counterparts. Large-cap growth stocks as measured by the Russell 1000(R) Growth Index, returned +19.47% for the 12 months ended July 31, 2007, compared with a +16.84% total return for the Russell 2000 Growth Index for the same period. 3 In terms of style, growth outperformed value as the Russell 2000 Value Index returned +7.67% for the 12 months under review. 4

In this reporting period, Fund performance relative to the Russell 2000 Growth Index benefited from stock selection in the consumer discretionary, energy and industrials sectors. 5 Within the consumer discretionary sector, footwear maker Crocs was a major contributor to absolute and relative performance. New styles and products, expanding overseas distribution and joint venture agreements supported Crocs' strong earnings growth during the review period. In the energy sector, Texas-based Western Refining (not an index component) also posted strong results throughout the year and was among the Fund's best performing sector holdings during the reporting period. Western Refining became the fourth-largest publicly traded independent oil refiner and marketer in the U.S. after acquiring Giant Industries. In the industrials sector, the Fund benefited from its investment in Teletech Holdings, a customer relationship management services provider to multinational corporations. The company reported strong earnings results as its operating margins dramatically improved during the review period.

However, the Fund also had some detractors from performance. Stock selection in the telecommunication services and consumer staples sectors weighed on relative Fund performance during the review period. 6 Our sole telecommunications services holding, InPhonic, reported a larger-than-expected first-quarter loss due to higher general and administrative expenses. We subsequently exited our position in InPhonic. Within the consumer staples sector, Central Garden & Pet, a

3. Source: Standard & Poor's Micropal. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. See footnote 2 for a description of the Russell 2000 Growth Index.

4. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

5. The Fund's consumer discretionary holdings are in the household durables; hotels, restaurants and leisure; specialty retail; Internet and catalog retail; textiles, apparel and luxury goods; and media industries in the SOI. The Fund's energy holdings are in the energy equipment and services; and oil, gas and consumable fuels industries in the SOI. The Fund's industrials holdings are in the aerospace and defense, airfreight and logistics, commercial services and supplies, and machinery industries in the SOI.

6. The Fund's consumer staples holdings are in the food and staples retailing, and household products industries in the SOI.


12 | Annual Report

California-based supplier of consumer lawn, garden and pet products also detracted from performance. The company faced a challenging year as weather-related issues negatively affected its garden segment. However, at period-end, we continued to hold Central Garden & Pet as our long-term outlook for the company remained positive. In other sectors, notable detractors from relative Fund performance included leading automated card shuffler maker Shuffle Master and health care services companies Allion Healthcare and Healthways. By period-end, the Fund sold its investments in Shuffle Master and Allion Healthcare.

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.

/s/ Alison J. Schatz

Alison J. Schatz, CFA
Portfolio Manager of Franklin Templeton Institutional, LLC
Fiduciary Small Capitalization Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 13

Performance Summary as of 7/31/07

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                   1- YEAR           5-YEAR           10-YEAR
--------------------------------------------------------------------------------
Average Annual Total Return 2      +25.76%           +12.41%           +6.95%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Small Capitalization Equity Fund from 8/1/97 through 7/31/07, compared with the Russell 2000 Growth Index. 3 Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Fiduciary Small
                   Capitalization             Russell 2000
Calendar Month      Equity Fund              Growth Index 3
Jul-97                $10,000                   $10,000
Aug-97                $10,144                   $10,300
Sep-97                $11,220                   $11,122
Oct-97                $10,700                   $10,454
Nov-97                $10,375                   $10,205
Dec-97                $10,495                   $10,211
Jan-98                $10,273                   $10,074
Feb-98                $11,199                   $10,964
Mar-98                $11,762                   $11,424
Apr-98                $11,651                   $11,494
May-98                $10,717                   $10,659
Jun-98                $11,110                   $10,768
Jul-98                $10,443                   $ 9,868
Aug-98                $ 8,014                   $ 7,590
Sep-98                $ 8,718                   $ 8,360
Oct-98                $ 9,088                   $ 8,796
Nov-98                $ 9,821                   $ 9,478
Dec-98                $10,814                   $10,336
Jan-99                $11,747                   $10,801
Feb-99                $10,584                   $ 9,813
Mar-99                $11,080                   $10,162
Apr-99                $11,488                   $11,060
May-99                $11,140                   $11,077
Jun-99                $12,265                   $11,661
Jul-99                $12,325                   $11,300
Aug-99                $12,658                   $10,878
Sep-99                $12,991                   $11,088
Oct-99                $13,865                   $11,372
Nov-99                $15,413                   $12,574
Dec-99                $18,308                   $14,790
Jan-00                $18,267                   $14,652
Feb-00                $22,199                   $18,062
Mar-00                $20,969                   $16,163
Apr-00                $18,397                   $14,531
May-00                $17,741                   $13,259
Jun-00                $19,877                   $14,971
Jul-00                $19,133                   $13,688
Aug-00                $20,897                   $15,128
Sep-00                $20,767                   $14,377
Oct-00                $19,764                   $13,210
Nov-00                $16,989                   $10,811
Dec-00                $18,866                   $11,473
Jan-01                $18,146                   $12,401
Feb-01                $16,852                   $10,701
Mar-01                $15,217                   $ 9,728
Apr-01                $16,504                   $10,919
May-01                $16,568                   $11,172
Jun-01                $17,054                   $11,477
Jul-01                $16,099                   $10,498
Aug-01                $15,039                   $ 9,842
Sep-01                $13,082                   $ 8,254
Oct-01                $14,125                   $ 9,048
Nov-01                $15,136                   $ 9,804
Dec-01                $15,927                   $10,414
Jan-02                $15,331                   $10,044
Feb-02                $14,387                   $ 9,393
Mar-02                $15,242                   $10,210
Apr-02                $14,556                   $ 9,989
May-02                $13,425                   $ 9,405
Jun-02                $12,428                   $ 8,607
Jul-02                $10,906                   $ 7,285
Aug-02                $10,995                   $ 7,281
Sep-02                $10,149                   $ 6,755
Oct-02                $10,630                   $ 7,097
Nov-02                $11,102                   $ 7,800
Dec-02                $10,283                   $ 7,263
Jan-03                $ 9,793                   $ 7,065
Feb-03                $ 9,535                   $ 6,877
Mar-03                $ 9,686                   $ 6,981
Apr-03                $10,505                   $ 7,642
May-03                $11,859                   $ 8,503
Jun-03                $11,992                   $ 8,667
Jul-03                $12,687                   $ 9,322
Aug-03                $13,675                   $ 9,822
Sep-03                $13,132                   $ 9,574
Oct-03                $14,262                   $10,401
Nov-03                $14,761                   $10,740
Dec-03                $14,894                   $10,788
Jan-04                $15,473                   $11,355
Feb-04                $15,571                   $11,337
Mar-04                $15,322                   $11,390
Apr-04                $14,405                   $10,818
May-04                $14,618                   $11,034
Jun-04                $15,055                   $11,401
Jul-04                $13,230                   $10,377
Aug-04                $12,811                   $10,154
Sep-04                $13,479                   $10,715
Oct-04                $13,897                   $10,976
Nov-04                $15,010                   $11,904
Dec-04                $15,429                   $12,331
Jan-05                $14,556                   $11,776
Feb-05                $14,877                   $11,937
Mar-05                $14,325                   $11,490
Apr-05                $13,862                   $10,758
May-05                $14,636                   $11,517
Jun-05                $15,126                   $11,889
Jul-05                $16,168                   $12,720
Aug-05                $15,936                   $12,541
Sep-05                $15,954                   $12,641
Oct-05                $15,028                   $12,173
Nov-05                $15,838                   $12,863
Dec-05                $16,070                   $12,844
Jan-06                $17,770                   $14,082
Feb-06                $17,966                   $14,007
Mar-06                $18,910                   $14,688
Apr-06                $18,785                   $14,646
May-06                $17,263                   $13,615
Jun-06                $16,737                   $13,623
Jul-06                $15,562                   $12,916
Aug-06                $16,061                   $13,294
Sep-06                $16,426                   $13,384
Oct-06                $17,521                   $14,251
Nov-06                $18,233                   $14,592
Dec-06                $18,063                   $14,558
Jan-07                $18,529                   $14,828
Feb-07                $18,529                   $14,781
Mar-07                $18,758                   $14,918
Apr-07                $19,123                   $15,309
May-07                $20,092                   $16,008
Jun-07                $20,082                   $15,916
Jul-07                $19,571                   $15,089


14 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. SMALLER COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Small Capitalization Equity Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

3. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                                                              Annual Report | 15

Your Fund's Expenses

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                VALUE 2/1/07      VALUE 7/31/07    PERIOD* 2/1/07-7/31/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,056.20              $7.04
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,017.95              $6.90
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 17

Franklin Global Trust

FINANCIAL HIGHLIGHTS a

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

                                                          -----------------------------------------------------------------
                                                                          YEAR ENDED JULY 31,                   YEAR ENDED
                                                                                                               NOVEMBER 30,
                                                            2007       2006       2005       2004     2003 h       2002
                                                          -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  6.63    $  7.15    $  6.77    $  5.91   $  5.65    $  7.21
                                                          -----------------------------------------------------------------
Income from investment operations b:
   Net investment income c ............................      0.04       0.04       0.08       0.03      0.03       0.04
   Net realized and unrealized gains (losses) .........      1.14       0.13       0.74       0.90      0.27      (1.19)
                                                          -----------------------------------------------------------------
Total from investment operations ......................      1.18       0.17       0.82       0.93      0.30      (1.15)
                                                          -----------------------------------------------------------------
Less distributions from:
   Net investment income ..............................     (0.04)     (0.04)     (0.08)     (0.03)    (0.04)     (0.05)
   Net realized gains .................................     (0.49)     (0.65)     (0.36)     (0.04)       --      (0.36)
                                                          -----------------------------------------------------------------
Total distributions ...................................     (0.53)     (0.69)     (0.44)     (0.07)    (0.04)     (0.41)
                                                          -----------------------------------------------------------------
Redemption fees .......................................        -- f       --         --         --        --         --
                                                          -----------------------------------------------------------------
Net asset value, end of year ..........................   $  7.28    $  6.63    $  7.15    $  6.77   $  5.91    $  5.65
                                                          =================================================================

Total return d ........................................     18.27%      2.22%     12.38%     15.78%     5.30%    (16.93)% i

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates .....      1.03%      1.02%      1.01%      1.02%     1.21%      1.10%
Expenses net of waiver and payments by affiliates .....      1.03% g    1.02% g    1.01% g    0.98%     1.03%      1.03%
Net investment income .................................      0.63%      0.57%      1.13%      0.43%     0.77%      0.73%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $89,971    $91,915    $94,536    $82,921   $70,684    $60,904
Portfolio turnover rate ...............................     41.86%     54.63%     47.08%     48.04%    33.02%     64.46%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) - Large Capitalization Growth and Income Fund as a result of a merger on July 24, 2003.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period December 1, 2002 to July 31, 2003.

i The Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.15%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

--------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                      COUNTRY        SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 97.5%
   AEROSPACE & DEFENSE 8.0%
   Honeywell International Inc. .......................................    United States      44,000   $  2,530,440
   L-3 Communications Holdings Inc. ...................................    United States      22,000      2,146,320
   United Technologies Corp. ..........................................    United States      35,000      2,553,950
                                                                                                       -------------
                                                                                                          7,230,710
                                                                                                       -------------
   BEVERAGES 3.1%
   InBev NV ...........................................................       Belgium         35,000      2,818,573
                                                                                                       -------------
   COMMERCIAL BANKS 2.4%
   Banco Bilbao Vizcaya Argentaria SA .................................        Spain          90,000      2,203,313
                                                                                                       -------------
   COMMUNICATIONS EQUIPMENT 12.9%
 a Cisco Systems Inc. .................................................    United States      70,000      2,023,700
 a Corning Inc. .......................................................    United States      85,600      2,040,704
   Harris Corp. .......................................................    United States      40,000      2,195,200
 a Juniper Networks Inc. ..............................................    United States      97,000      2,906,120
   QUALCOMM Inc. ......................................................    United States      59,000      2,457,350
                                                                                                       -------------
                                                                                                         11,623,074
                                                                                                       -------------
   DIVERSIFIED FINANCIAL SERVICES 1.5%
   Citigroup Inc. .....................................................    United States      30,000      1,397,100
                                                                                                       -------------
   DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
   Telenor ASA ........................................................       Norway         125,000      2,300,396
                                                                                                       -------------
   ENERGY EQUIPMENT & SERVICES 6.3%
   Schlumberger Ltd. ..................................................    United States      28,000      2,652,160
 a Transocean Inc. ....................................................    United States      28,000      3,008,600
                                                                                                       -------------
                                                                                                          5,660,760
                                                                                                       -------------
   FOOD & STAPLES RETAILING 4.2%
   CVS Caremark Corp. .................................................    United States      60,000      2,111,400
   Tesco PLC ..........................................................   United Kingdom     200,000      1,656,648
                                                                                                       -------------
                                                                                                          3,768,048
                                                                                                       -------------
   FOOD PRODUCTS 2.6%
   Nestle SA ..........................................................     Switzerland        6,000      2,305,641
                                                                                                       -------------
   INDUSTRIAL CONGLOMERATES 2.6%
   General Electric Co. ...............................................    United States      60,000      2,325,600
                                                                                                       -------------
   INSURANCE 9.2%
   AFLAC Inc. .........................................................    United States      42,000      2,189,040
   American International Group Inc. ..................................    United States      40,000      2,567,200
   Fidelity National Financial Inc., A ................................    United States      76,000      1,587,640
   Hartford Financial Services Group Inc. .............................    United States      21,000      1,929,270
                                                                                                       -------------
                                                                                                          8,273,150
                                                                                                       -------------
   IT SERVICES 1.3%
 a Cognizant Technology Solutions Corp., A ............................    United States      14,000      1,133,720
                                                                                                       -------------


                                                              Annual Report | 19

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                      COUNTRY        SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   MACHINERY 7.9%
   Danaher Corp. ......................................................    United States      28,000   $  2,091,040
   Komatsu Ltd. .......................................................        Japan         100,000      3,204,452
   Tata Motors Ltd., ADR ..............................................        India         104,000      1,783,600
                                                                                                       -------------
                                                                                                          7,079,092
                                                                                                       -------------
   MEDIA 4.5%
   News Corp., B ......................................................    United States     100,000      2,266,000
   Time Warner Inc. ...................................................    United States      95,000      1,829,700
                                                                                                       -------------
                                                                                                          4,095,700
                                                                                                       -------------
   OIL, GAS & CONSUMABLE FUELS 7.7%
   Cameco Corp. .......................................................        Canada         41,000      1,671,980
   ConocoPhillips .....................................................    United States      34,000      2,748,560
   Exxon Mobil Corp. ..................................................    United States      29,000      2,468,770
                                                                                                       -------------
                                                                                                          6,889,310
                                                                                                       -------------
   PHARMACEUTICALS 8.3%
   Johnson & Johnson ..................................................    United States      34,000      2,057,000
   Roche Holding AG ...................................................     Switzerland       11,000      1,948,655
   Sanofi-Aventis .....................................................        France         21,000      1,759,070
   Wyeth ..............................................................    United States      35,000      1,698,200
                                                                                                       -------------
                                                                                                          7,462,925
                                                                                                       -------------
   REAL ESTATE INVESTMENT TRUST 1.7%
   CapitalSource Inc. .................................................    United States      81,000      1,539,000
                                                                                                       -------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.9%
   Intel Corp. ........................................................    United States     111,000      2,621,820
                                                                                                       -------------
   SPECIALTY RETAIL 5.9%
   Best Buy Co. Inc. ..................................................    United States      42,000      1,872,780
 a Dick's Sporting Goods Inc. .........................................    United States      36,000      2,024,280
 a Office Depot Inc. ..................................................    United States      56,000      1,397,760
                                                                                                       -------------
                                                                                                          5,294,820
                                                                                                       -------------
   TOBACCO 1.9%
   Altria Group Inc. ..................................................    United States      26,000      1,728,220
                                                                                                       -------------
   TOTAL COMMON STOCKS (COST $64,917,075) .............................                                  87,750,972
                                                                                                       -------------
   SHORT TERM INVESTMENT (COST $2,233,030) 2.5%
   MONEY MARKET FUND 2.5%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio,
     5.00% ............................................................    United States   2,233,030      2,233,030
                                                                                                       -------------
   TOTAL INVESTMENTS (COST $67,150,105) 100.0% ........................                                  89,984,002
   OTHER ASSETS, LESS LIABILITIES (0.0)% c ............................                                     (12,550)
                                                                                                       -------------
   NET ASSETS 100.0% ..................................................                                $ 89,971,452
                                                                                                       =============

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt

a Non-income producing for the twelve months ended July 31, 2007.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

c Rounds to less than 0.01% of net assets.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS a

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

                                                       ------------------------------------------------------------------
                                                                      YEAR ENDED JULY 31,                    YEAR ENDED
                                                                                                            NOVEMBER 30,
                                                         2007       2006       2005      2004     2003 g        2002
                                                       ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $ 17.48    $ 18.16    $ 14.86   $ 14.25   $ 12.48      $ 18.71
                                                       ------------------------------------------------------------------
Income from investment operations b:
   Net investment income (loss) c ..................     (0.22)     (0.20)     (0.10)    (0.16)    (0.07)       (0.15)
   Net realized and unrealized gains (losses) ......      4.67      (0.48)      3.40      0.77      1.84        (4.37)
                                                       ------------------------------------------------------------------
Total from investment operations ...................      4.45      (0.68)      3.30      0.61      1.77        (4.52)
                                                       ------------------------------------------------------------------
Less distributions from net realized gains .........     (0.52)        --         --        --        --        (1.71)
                                                       ------------------------------------------------------------------
Net asset value, end of year .......................   $ 21.41    $ 17.48    $ 18.16   $ 14.86   $ 14.25      $ 12.48
                                                       ==================================================================

Total return d .....................................     25.76%     (3.74)%    22.21%     4.28%    14.18%      (26.65)%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates ..      1.38%      1.35%      1.30%     1.27%     1.43%        1.34%
Expenses net of waiver and payments by affiliates ..      1.38% f    1.35% f    1.30%     1.26%     1.30%        1.30%
Net investment income (loss) .......................     (1.12)%    (1.07)%    (0.66)%   (1.01)%   (0.89)%      (1.01)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $28,347    $37,233    $44,821   $62,786   $61,026      $59,882
Portfolio turnover rate ............................     39.30%     97.79%    111.92%   130.22%    92.58%      178.05%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) - Small Capitalization Equity Fund as a result of a merger on July 24, 2003.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period December 1, 2002 to July 31, 2003.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND          SHARES       VALUE
------------------------------------------------------------------------------
    COMMON STOCKS 98.9%
    AEROSPACE & DEFENSE 3.1%
  a Orbital Sciences Corp. .........................     18,600   $   394,134
  a Teledyne Technologies Inc. .....................     10,700       474,759
                                                                  ------------
                                                                      868,893
                                                                  ------------
    AIR FREIGHT & LOGISTICS 1.4%
  a Hub Group Inc., A ..............................     12,000       408,240
                                                                  ------------
    BIOTECHNOLOGY 6.9%
  a Alexion Pharmaceuticals Inc. ...................     10,000       581,600
  a BioMarin Pharmaceutical Inc. ...................     20,800       375,648
  a Indevus Pharmaceuticals Inc. ...................     75,200       533,168
  a Medarex Inc. ...................................     32,000       453,120
                                                                  ------------
                                                                    1,943,536
                                                                  ------------
    CAPITAL MARKETS 6.5%
  a GFI Group Inc. .................................      4,300       320,436
    Greenhill & Co. Inc. ...........................      4,500       261,000
  a Investment Technology Group Inc. ...............     12,100       483,516
    optionsXpress Holdings Inc. ....................     18,900       472,689
  a Thomas Weisel Partners Group Inc. ..............     21,300       296,070
                                                                  ------------
                                                                    1,833,711
                                                                  ------------
    COMMERCIAL BANKS 2.2%
    First Security Group Inc. ......................     30,400       297,312
  a Signature Bank .................................     11,000       339,790
                                                                  ------------
                                                                      637,102
                                                                  ------------
    COMMERCIAL SERVICES & SUPPLIES 5.6%
  a Clean Harbors Inc. .............................      8,000       384,240
  a Huron Consulting Group Inc. ....................      6,000       407,580
  a Korn/Ferry International .......................     14,400       340,272
  a TeleTech Holdings Inc. .........................     16,000       469,280
                                                                  ------------
                                                                    1,601,372
                                                                  ------------
    COMMUNICATIONS EQUIPMENT 6.0%
  a ADC Telecommunications Inc. ....................     25,100       469,119
  a Arris Group Inc. ...............................     32,800       486,096
  a Ixia ...........................................     39,400       368,784
  a Sonus Networks Inc. ............................     56,100       383,724
                                                                  ------------
                                                                    1,707,723
                                                                  ------------
    COMPUTERS & PERIPHERALS 1.1%
  a Emulex Corp. ...................................     15,300       302,940
                                                                  ------------
    DIVERSIFIED CONSUMER SERVICES 1.0%
  a INVESTools Inc. ................................     29,000       287,680
                                                                  ------------
    DIVERSIFIED FINANCIAL SERVICES 2.5%
  a IntercontinentalExchange Inc. ..................      1,900       287,147
  a MarketAxess Holdings Inc. ......................     25,000       415,250
                                                                  ------------
                                                                      702,397
                                                                  ------------


22 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND          SHARES       VALUE
------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.8%
  a Itron Inc. .....................................      6,400   $   508,352
                                                                  ------------
    ENERGY EQUIPMENT & SERVICES 2.7%
  a Hercules Offshore Inc. .........................     10,600       318,212
  a Hornbeck Offshore Services Inc. ................     10,300       443,415
                                                                  ------------
                                                                      761,627
                                                                  ------------
    FOOD & STAPLES RETAILING 1.2%
  a United Natural Foods Inc. ......................     12,200       332,206
                                                                  ------------
    HEALTH CARE EQUIPMENT & SUPPLIES 1.4%
  a American Medical Systems Holdings Inc. .........     21,700       396,676
                                                                  ------------
    HEALTH CARE PROVIDERS & SERVICES 4.3%
  a Healthways Inc. ................................     10,900       476,330
  a Nighthawk Radiology Holdings Inc. ..............     16,500       340,395
  a Psychiatric Solutions Inc. .....................     11,700       398,853
                                                                  ------------
                                                                    1,215,578
                                                                  ------------
    HEALTH CARE TECHNOLOGY 3.6%
  a Omnicell Inc. ..................................     20,100       479,988
  a Phase Forward ..................................     32,300       555,237
                                                                  ------------
                                                                    1,035,225
                                                                  ------------
    HOTELS RESTAURANTS & LEISURE 6.0%
  a Chipotle Mexican Grill Inc., A .................      3,400       300,356
  a Cosi Inc. ......................................     45,900       205,173
  a LIFE TIME FITNESS Inc. .........................      7,100       365,082
  a Ruth's Chris Steak House Inc. ..................     19,400       324,368
  a Vail Resorts Inc. ..............................      9,400       503,370
                                                                  ------------
                                                                    1,698,349
                                                                  ------------
    HOUSEHOLD DURABLES 1.1%
  a Jarden Corp. ...................................      8,600       310,718
                                                                  ------------
    HOUSEHOLD PRODUCTS 1.6%
  a Central Garden & Pet Co. .......................     12,200       153,476
  a Central Garden & Pet Co., A ....................     24,400       298,656
                                                                  ------------
                                                                      452,132
                                                                  ------------
    INSURANCE 2.9%
    Max Capital Group Ltd. .........................     16,000       417,760
    National Financial Partners Corp. ..............      8,500       394,060
                                                                  ------------
                                                                      811,820
                                                                  ------------
    INTERNET & CATALOG RETAIL 2.4%
  a Gaiam Inc., A ..................................     41,600       668,928
                                                                  ------------
    INTERNET SOFTWARE & SERVICES 5.0%
  a Art Technology Group Inc. ......................    132,700       421,986
  a Equinix Inc. ...................................      5,900       512,769


                                                              Annual Report | 23

Franklin Global Trust

------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND          SHARES       VALUE
------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    INTERNET SOFTWARE & SERVICES (CONTINUED)
  a The Knot Inc. ..................................     13,600   $   246,840
  a Tumbleweed Communications Corp. ................    102,022       232,610
                                                                  ------------
                                                                    1,414,205
                                                                  ------------
    LIFE SCIENCES TOOLS & SERVICES 1.2%
  a AMAG Pharmaceuticals Inc. ......................      6,200       332,878
                                                                  ------------
    MACHINERY 1.8%
    Kaydon Corp. ...................................      9,500       505,495
                                                                  ------------
    MEDIA 1.7%
  a Lions Gate Entertainment Corp. .................     44,900       493,451
                                                                  ------------
    METALS & MINING 0.9%
    Metal Management Inc. ..........................      6,000       252,060
                                                                  ------------
    OIL, GAS & CONSUMABLE FUELS 3.9%
  a EXCO Resources Inc. ............................     23,000       401,580
  a Petrohawk Energy Corp. .........................     26,055       390,565
    Western Refining Inc. ..........................      5,900       327,450
                                                                  ------------
                                                                    1,119,595
                                                                  ------------
    PHARMACEUTICALS 0.8%
  a POZEN Inc. .....................................     14,000       233,100
                                                                  ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 8.8%
  a ANADIGICS Inc. .................................     26,100       379,233
  a Diodes Inc. ....................................     14,325       380,615
  a FormFactor Inc. ................................      6,000       230,340
  a Microsemi Corp. ................................     17,800       414,918
  a Microtune Inc. .................................     71,700       390,765
  a Tessera Technologies Inc. ......................     11,000       452,430
  a Trident Microsystems Inc. ......................     16,100       244,881
                                                                  ------------
                                                                    2,493,182
                                                                  ------------
    SOFTWARE 3.2%
  a Ansoft Corp. ...................................     15,600       394,524
  a Nuance Communications Inc. .....................     23,200       382,336
  a Opsware Inc. ...................................      9,100       128,310
                                                                  ------------
                                                                      905,170
                                                                  ------------
    SPECIALTY RETAIL 1.4%
  a Zumiez Inc. ....................................     11,000       406,890
                                                                  ------------
    TEXTILES, APPAREL & LUXURY GOODS 4.9%
  a Crocs Inc. .....................................      8,500       504,220
a,b Lululemon Athletica Inc. (Canada) ..............      2,100        67,494
  a Volcom Inc. ....................................      9,900       351,252
  a The Warnaco Group Inc. .........................     13,200       476,651
                                                                  ------------
                                                                    1,399,617
                                                                  ------------
    TOTAL COMMON STOCKS (COST $22,145,436) .........               28,040,848
                                                                  ------------


24 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                        SHARES       VALUE
------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $259,523) 0.9%
    MONEY MARKET FUND 0.9%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% ........     259,523   $   259,523
                                                                                                ------------
    TOTAL INVESTMENTS (COST $22,404,959) 99.8% ..................................                28,300,371
    OTHER ASSETS, LESS LIABILITIES 0.2% .........................................                    46,502
                                                                                                ------------
    NET ASSETS 100.0% ...........................................................               $28,346,873
                                                                                                ============

a Non-income producing for the twelve months ended July 31, 2007.

b See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2007

                                                                                           --------------------------------
                                                                                              FIDUCIARY
                                                                                                LARGE          FIDUCIARY
                                                                                           CAPITALIZATION        SMALL
                                                                                             GROWTH AND     CAPITALIZATION
                                                                                             INCOME FUND      EQUITY FUND
                                                                                           --------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................................     $ 64,917,075     $ 22,145,436
      Cost - Sweep Money Fund (Note 7) .................................................        2,233,030          259,523
                                                                                           --------------------------------
      Total cost of investments ........................................................     $ 67,150,105     $ 22,404,959
                                                                                           ================================
      Value - Unaffiliated issuers .....................................................     $ 87,750,972     $ 28,040,848
      Value - Sweep Money Fund (Note 7) ................................................        2,233,030          259,523
                                                                                           --------------------------------
      Total value of investments .......................................................       89,984,002       28,300,371
   Foreign currency, at value (cost $10,312) ...........................................           10,337               --
   Receivables:
      Investment securities sold .......................................................               --          530,659
      Capital shares sold ..............................................................           22,000              250
      Dividends ........................................................................           46,046               --
                                                                                           --------------------------------
         Total assets ..................................................................       90,062,385       28,831,280
                                                                                           --------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..................................................               --          447,208
      Capital shares redeemed ..........................................................            5,000               --
      Affiliates .......................................................................           73,183           30,045
      Reports to shareholders ..........................................................            7,850            4,500
   Accrued expenses and other liabilities ..............................................            4,900            2,654
                                                                                           --------------------------------
         Total liabilities .............................................................           90,933          484,407
                                                                                           --------------------------------
            Net assets, at value .......................................................     $ 89,971,452     $ 28,346,873
                                                                                           ================================
Net assets consist of:
   Paid-in capital .....................................................................     $ 60,418,852     $ 19,382,482
   Undistributed net investment income .................................................           52,212               --
   Net unrealized appreciation (depreciation) ..........................................       22,834,096        5,895,412
   Accumulated net realized gain (loss) ................................................        6,666,292        3,068,979
                                                                                           --------------------------------
            Net assets, at value .......................................................     $ 89,971,452     $ 28,346,873
                                                                                           ================================
Shares outstanding .....................................................................       12,352,221        1,323,704
                                                                                           ================================
Net asset value and maximum offering price per sharea ..................................     $       7.28     $      21.41
                                                                                           ================================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2007

                                                                                           --------------------------------
                                                                                              FIDUCIARY
                                                                                                LARGE          FIDUCIARY
                                                                                           CAPITALIZATION        SMALL
                                                                                             GROWTH AND     CAPITALIZATION
                                                                                             INCOME FUND      EQUITY FUND
                                                                                           --------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................................................     $  1,406,261      $    39,467
      Sweep Money Fund (Note 7) ........................................................          141,924           40,762
   Interest ............................................................................               70               --
                                                                                           --------------------------------
         Total investment income .......................................................        1,548,255           80,229
                                                                                           --------------------------------
Expenses:
   Management fees (Note 3a) ...........................................................          688,367          316,199
   Administrative fees (Note 3b) .......................................................          186,234           63,800
   Transfer agent fees (Note 3d) .......................................................            2,410            3,373
   Custodian fees (Note 4) .............................................................            7,716              859
   Reports to shareholders .............................................................           12,806            7,169
   Registration and filing fees ........................................................           22,752           17,218
   Professional fees ...................................................................           23,918           22,204
   Trustees' fees and expenses .........................................................            7,532            2,965
   Other ...............................................................................            6,462            4,564
                                                                                           --------------------------------
         Total expenses ................................................................          958,197          438,351
         Expense reductions (Note 4) ...................................................             (872)            (173)
                                                                                           --------------------------------
            Net expenses ...............................................................          957,325          438,178
                                                                                           --------------------------------
               Net investment income (loss) ............................................          590,930         (357,949)
                                                                                           --------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................................        7,915,356        3,392,364
      Foreign currency transactions ....................................................          (11,093)              --
                                                                                           --------------------------------
               Net realized gain (loss) ................................................        7,904,263        3,392,364
                                                                                           --------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................        7,270,983        5,166,733
      Translation of assets and liabilities denominated in foreign currencies ..........              199               --
                                                                                           --------------------------------
               Net change in unrealized appreciation (depreciation) ....................        7,271,182        5,166,733
                                                                                           --------------------------------
Net realized and unrealized gain (loss) ................................................       15,175,445        8,559,097
                                                                                           --------------------------------
Net increase (decrease) in net assets resulting from operations ........................     $ 15,766,375      $ 8,201,148
                                                                                           ================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         -----------------------------------------------------------
                                                                                  FIDUCIARY                     FIDUCIARY
                                                                             LARGE CAPITALIZATION         SMALL CAPITALIZATION
                                                                            GROWTH AND INCOME FUND             EQUITY FUND
                                                                         -----------------------------------------------------------
                                                                             YEAR ENDED JULY 31,           YEAR ENDED JULY 31,
                                                                             2007           2006           2007           2006
                                                                         -----------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...................................   $    590,930   $    538,950   $   (357,949)  $   (454,089)
      Net realized gain (loss) from investments and foreign
         currency transactions .......................................      7,904,263      5,315,611      3,392,364      8,685,228
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ...........................      7,271,182     (3,552,481)     5,166,733     (9,487,391)
                                                                         -----------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations .......................................     15,766,375      2,302,080      8,201,148     (1,256,252)
                                                                         -----------------------------------------------------------
   Distributions to shareholders from:
      Net investment income ..........................................       (494,689)      (533,657)            --             --
      Net realized gains .............................................     (6,451,080)    (8,479,663)      (762,125)            --
                                                                         -----------------------------------------------------------
   Total distributions to shareholders ...............................     (6,945,769)    (9,013,320)      (762,125)            --
                                                                         -----------------------------------------------------------
   Capital share transactions (Note 2) ...............................    (10,763,776)     4,089,593    (16,324,813)    (6,332,160)
                                                                         -----------------------------------------------------------
   Redemption fees ...................................................              4             --             --             --
                                                                         -----------------------------------------------------------
            Net increase (decrease) in net assets ....................     (1,943,166)    (2,621,647)    (8,885,790)    (7,588,412)
Net assets:
   Beginning of year .................................................     91,914,618     94,536,265     37,232,663     44,821,075
                                                                         -----------------------------------------------------------
   End of year .......................................................   $ 89,971,452   $ 91,914,618   $ 28,346,873   $ 37,232,663
                                                                         ===========================================================
Undistributed net investment income included in net assets:
      End of year ....................................................   $     52,212   $     21,727   $         --   $         --
                                                                         ===========================================================


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of eight separate funds. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 29

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fiduciary Large Capitalization Growth and Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


30 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.


                                                              Annual Report | 31

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                          ------------------------------------------------------
                                                   FIDUCIARY                   FIDUCIARY
                                             LARGE CAPITALIZATION         SMALL CAPITALIZATION
                                            GROWTH AND INCOME FUND            EQUITY FUND
                                          ------------------------------------------------------
                                            SHARES       AMOUNT         SHARES        AMOUNT
                                          ------------------------------------------------------
Year ended July 31, 2007
   Shares sold ........................      232,000   $  1,611,176       27,666   $    570,692
   Shares issued in reinvestment
      of distributions ................      926,118      6,334,752       38,157        761,994
   Shares redeemed ....................   (2,668,541)   (18,709,704)    (872,468)   (17,657,499)
                                          ------------------------------------------------------
   Net increase (decrease) ............   (1,510,423)  $(10,763,776)    (806,645)  $(16,324,813)
                                          ======================================================
Year ended July 31, 2006
   Shares sold ........................      758,648   $  5,206,412       27,300   $    488,316
   Shares issued in reinvestment
      of distributions ................    1,240,651      8,324,935           --             --
   Shares redeemed ....................   (1,365,865)    (9,441,754)    (364,445)    (6,820,476)
                                          ------------------------------------------------------
   Net increase (decrease) ............      633,434   $  4,089,593     (337,145)  $ (6,332,160)
                                          ======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


32 | Annual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each of the Funds as follows:

-------------------------------------------------------------------
                                                        ANNUALIZED
                                                         FEE RATE
-------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund     0.75%
Fiduciary Small Capitalization Equity Fund                1.00%

Under a subadvisory agreement, FT Institutional, an affiliate of Fiduciary, provides subadvisory services to the Fiduciary Small Capitalization Equity Fund and receives from Fiduciary fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1under the 1940 Act. The Funds have not activated the plan.

D. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                      ------------------------------------------
                                        FIDUCIARY LARGE        FIDUCIARY SMALL
                                      CAPITALIZATION GROWTH     CAPITALIZATION
                                         AND INCOME FUND         EQUITY FUND
                                      ------------------------------------------
Transfer agent fees ...............                    $371                $838

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.


                                                              Annual Report | 33

Franklin Global Trust

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fiduciary Large Capitalization Growth and Income Fund deferred realized currency losses of $7,675.

The tax character of distributions paid during the years ended July 31, 2007 and 2006, was as follows:

                                      --------------------------------------------------
                                             FIDUCIARY                  FIDUCIARY
                                        LARGE CAPITALIZATION      SMALL CAPITALIZATION
                                       GROWTH AND INCOME FUND         EQUITY FUND
                                      --------------------------------------------------
                                         2007         2006         2007         2006
                                      --------------------------------------------------
Distributions paid from:
   Ordinary income ................   $  908,627   $1,380,046   $       --   $        --
   Long term capital gain .........    6,037,142    7,633,274      762,125            --
                                      --------------------------------------------------
                                      $6,945,769   $9,013,320   $  762,125   $        --
                                      ==================================================

At July 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                          -------------------------------------------
                                                             FIDUCIARY LARGE       FIDUCIARY SMALL
                                                          CAPITALIZATION GROWTH     CAPITALIZATION
                                                             AND INCOME FUND         EQUITY FUND
                                                          -------------------------------------------
Cost of investments ...................................            $ 67,150,105         $ 22,475,019
                                                          ===========================================
Unrealized appreciation ...............................            $ 25,023,076         $  6,636,736
Unrealized depreciation ...............................              (2,189,179)            (811,384)
                                                          -------------------------------------------
Net unrealized appreciation (depreciation) ............            $ 22,833,897         $  5,825,352
                                                          ===========================================
Undistributed ordinary income .........................            $    169,298         $         --
Undistributed long term capital gains .................               6,556,881            3,139,038
                                                          -------------------------------------------
Distributable earnings ................................            $  6,726,179         $  3,139,038
                                                          ===========================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


34 | Annual Report

Franklin Global Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended July 31, 2007, were as follows:

                                                          ---------------------------------------
                                                            FIDUCIARY LARGE       FIDUCIARY SMALL
                                                          CAPITALIZATION GROWTH   CAPITALIZATION
                                                              AND INCOME FUND      EQUITY FUND
                                                          ---------------------------------------
Purchases .............................................             $37,688,276       $12,303,291
Sales .................................................             $46,323,543       $28,322,619

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                              Annual Report | 35

Franklin Global Trust

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


36 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Large Capitalization Growth and Income Fund and Fiduciary Small Capitalization Equity Fund (separate portfolios of the Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


                                                              Annual Report | 37

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended July 31, 2007:

                           ----------------------------------------
                              FIDUCIARY LARGE       FIDUCIARY SMALL
                           CAPITALIZATION GROWTH    CAPITALIZATION
                             AND INCOME FUND         EQUITY FUND
                           ----------------------------------------
                                      $7,797,501         $3,139,056

Under Section 871(k)(2)(C) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates the maximum amount allowable but no less than $117,855 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2007.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2007.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates the maximum amount allowable but no less than $1,318,927 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2007.

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


38 | Annual Report

Franklin Global Trust

Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Fiduciary Large Capitalization Growth and Income Fund's, and Fiduciary Small Capitalization Equity Fund's (each, a "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.
T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Funds' fundamental investment restrictions (including three (3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

-----------------------------------------------------------------------------------------------------------
                                                     % OF       % OF                      % OF       % OF
                                                 OUTSTANDING    VOTED                 OUTSTANDING    VOTED
NAME                                 FOR            SHARES     SHARES     WITHHELD       SHARES     SHARES
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton ............   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Robert F. Carlson ...........   31,255,986.306     83.526%     99.951%   15,358.451      0.041%     0.049%
Sam Ginn ....................   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Edith E. Holiday ............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Frank W.T. LaHaye ...........   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Frank A. Olson ..............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Larry D. Thompson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
John B. Wilson ..............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Charles B. Johnson ..........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Gregory E. Johnson ..........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                        OUTSTANDING      VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................   29,754,630.388     79.514%        95.151%
Against ............................        5,747.015      0.015%         0.018%
Abstain ............................        7,315.354      0.020%         0.023%
Broker non-votes ...................    1,503,652.000      4.018%         4.808%
--------------------------------------------------------------------------------
TOTAL ..............................   31,271,344.757     83.567%       100.000%


                                                              Annual Report | 39

Franklin Global Trust

Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes three (3) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                            % OF         % OF
FIDUCIARY LARGE CAPITALIZATION                          OUTSTANDING      VOTED
GROWTH AND INCOME FUND                  SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................   13,642,616.316     97.508%        99.384%
Against ............................            0.000      0.000%         0.000%
Abstain ............................            0.000      0.000%         0.000%
Broker Non-Votes ...................       84,543.000      0.604%         0.616%
--------------------------------------------------------------------------------
TOTAL ..............................   13,727,159.316     98.112%       100.000%

--------------------------------------------------------------------------------
                                                            % OF         % OF
FIDUCIARY SMALL CAPITALIZATION                          OUTSTANDING      VOTED
EQUITY FUND                             SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    1,418,859.404     95.210%        97.701%
Against ............................            0.000      0.000%         0.000%
Abstain ............................            0.000      0.000%         0.000%
Broker Non-Votes ...................       33,386.000      2.240%         2.299%
--------------------------------------------------------------------------------
TOTAL ..............................    1,452,245.404     97.450%       100.000%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                           % OF          % OF
FIDUCIARY LARGE CAPITALIZATION                          OUTSTANDING      VOTED
GROWTH AND INCOME FUND                  SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................   13,642,616.316     97.508%        99.384%
Against ............................            0.000      0.000%         0.000%
Abstain ............................            0.000      0.000%         0.000%
Broker Non-Votes ...................       84,543.000      0.604%         0.616%
--------------------------------------------------------------------------------
TOTAL ..............................   13,727,159.316     98.112%       100.000%

--------------------------------------------------------------------------------
                                                           % OF          % OF
FIDUCIARY SMALL CAPITALIZATION                          OUTSTANDING      VOTED
EQUITY FUND                             SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    1,418,859.404     95.210%        97.701%
Against ............................            0.000      0.000%         0.000%
Abstain ............................            0.000      0.000%         0.000%
Broker Non-Votes ...................       33,386.000      2.240%         2.299%
--------------------------------------------------------------------------------
TOTAL ..............................    1,452,245.404     97.450%       100.000%


40 | Annual Report

Franklin Global Trust

Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes three (3) Sub-Proposals): (CONTINUED)

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                           % OF          % OF
FIDUCIARY LARGE CAPITALIZATION                          OUTSTANDING      VOTED
GROWTH AND INCOME FUND                  SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................   13,642,616.316     97.508%        99.384%
Against ............................            0.000      0.000%         0.000%
Abstain ............................            0.000      0.000%         0.000%
Broker Non-Votes ...................       84,543.000      0.604%         0.616%
--------------------------------------------------------------------------------
TOTAL ..............................   13,727,159.316     98.112%       100.000%

--------------------------------------------------------------------------------
                                                           % OF          % OF
FIDUCIARY SMALL CAPITALIZATION                          OUTSTANDING      VOTED
EQUITY FUND                             SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    1,413,858.404     94.875%        97.357%
Against ............................        5,001.000      0.335%         0.344%
Abstain ............................            0.000      0.000%         0.000%
Broker Non-Votes ...................       33,386.000      2.240%         2.299%
--------------------------------------------------------------------------------
TOTAL ..............................    1,452,245.404     97.450%       100.000%


                                                              Annual Report | 41

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 2000         140                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee          Since 2000         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                 Trustee          Since March 2007   121                      Director, Chevron Corporation (global
One Franklin Parkway                                                                         energy company) and ICO Global
San Mateo, CA 94403-1906                                                                     Communications (Holdings) Limited
                                                                                             (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch (wireless company), PLC; Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee          Since 2000         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas), H.J.
                                                                                             Heinz Company (processed foods and
                                                                                             allied products), RTI International
                                                                                             Metals, Inc. (manufacture and
                                                                                             distribution of titanium), Canadian
                                                                                             National Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 2000         121                      Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee          Since 2005         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee          Since March 2007   140                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee          Since 2006         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (190-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Since 2000         140                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since March 2007   91                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance   Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer        Since 2004         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002         Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)       Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and    President since    Not Applicable           Not Applicable
One Franklin Parkway            Chief            2000 and Chief
San Mateo, CA 94403-1906        Executive        Executive Officer
                                Officer          - Investment
                                - Investment     Management
                                Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)  Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Since 2006         Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004         Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


46 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                                                              Annual Report | 47

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the second-lowest quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe for each of the previous three- and five-year periods. The Board found such performance to be acceptable, noting that the Fund's return for the one-year period as shown in the Lipper report exceeded 11%.


48 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report showed this Fund's total return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the second-lowest quintile for the previous three-year period, the lowest quintile for the previous five-year period, and the middle quintile of such performance universe for the previous 10-year period. The Board noted changes in the structure of the Fund's portfolio team made in recent years and other actions taken to improve such performance, which it found to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The contractual investment management fee ratios for each of Fiduciary Large Capitalization Growth and Income Fund and Fiduciary Small Capitalization Equity Fund were in the most expensive quintile of their Lipper expense groups, but their total expenses were in each case below the median of their respective Lipper expense groups. The Board found the expenses of these Funds to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as


                                                              Annual Report | 49

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Funds each have a fixed combined management and administrative fee at all asset levels amounting to 0.95% in the case of Fiduciary Large Capitalization Growth and Income Fund and 1.2% in the case of Fiduciary Small Capitalization Equity Fund. In considering whether economies of scale might exist so as to warrant fee breakpoints for these Funds, the Board took into account the size of each Fund, which in each case was below $100 million at December 31, 2006, as well as the fact that, as shown in their respective Lipper reports, each Fund had comparatively low expenses for non-management services provided them that included transfer agent and shareholder services furnished by an affiliate of the Manager. The Board believes the present fee structures under the investment management agreement for each of these Funds are appropriate, but intends to monitor future growth to determine the advisability of providing fee breakpoints at some level of assets.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


50 | Annual Report

Franklin Global Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 51

                       This page intentionally left blank.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                      [LOGO]
                                     -------
                                       FGT
                                     -------
                                      FUNDS
                                     -------

                                    FGT FUNDS

                                  -------------

              Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

Authorized for distribution only when accompanied or preceded by a current FGT Funds prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before you invest or send money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER

Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

                                                            --------------------
DISTRIBUTOR
                                                            --------------------
Franklin/Templeton Distributors, Inc.                            Fiduciary
One Franklin Parkway                                        --------------------
San Mateo, CA 94403-1906                                            Trust
                                                            --------------------
INVESTOR/SHAREHOLDER SERVICES                                   International
                                                            --------------------
1-800/845-4514
                                                            --------------------
FGT1 A2007 09/07
                                                            --------------------

--------------------------------------------------------------------------------










                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                                  ANNUAL REPORT 07 31 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         FRANKLIN GLOBAL TRUST

                         -------------------------------------------------------

                         Franklin Templeton Core Fixed Income Fund

                         Franklin Templeton Core Plus Fixed Income Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INSTITUTIONAL

Contents

ANNUAL REPORT

Economic and Market Overview ..............................................    1

Franklin Templeton Core Fixed Income Fund .................................    2

Franklin Templeton Core Plus Fixed Income Fund ............................    9

Financial Highlights and Statements of Investments ........................   16

Financial Statements ......................................................   28

Notes to Financial Statements .............................................   31

Report of Independent Registered Public Accounting Firm ...................   42

Meeting of Shareholders ...................................................   43

Board Members and Officers ................................................   46

Shareholder Information ...................................................   51

--------------------------------------------------------------------------------

Annual Report

Economic and Market Overview

The U.S. economy was resilient over the 12 months ended July 31, 2007. Although growth slowed in the first quarter of 2007 as a weakening housing market and moderating profit growth dampened economic expansion, a tight labor market and higher personal incomes helped support the consumer. Despite ongoing housing market weakness, economic growth rebounded in the second quarter and was supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

Oil prices continued to be volatile though inflation remained relatively subdued. However, headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. In July 2007, the headline Consumer Price Index (CPI) reported a 12-month rise of 2.4%, while core CPI increased 2.2%. 1

The Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% during the reporting period. In terms of an overall bias, the Fed continued to diligently assess economic data saying that growth remained relatively stable "despite the ongoing adjustment in the housing sector." At period-end, the financial markets generally expected the Fed to lower its target rate by calendar year-end.

The 10-year Treasury note yield was range bound during the 12-month period, beginning at 4.99% and ending the period at 4.78%. The intermediate portion of the yield curve often reflects market expectations of the future direction of inflation. A relatively moderate inflation environment, combined with modest growth and profitability projections, contributed to this overall trend in interest rates.

1. Source: Bureau of Labor Statistics.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

Franklin Templeton Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Fixed Income Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage- and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton Core Fixed Income Fund covers the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

Franklin Templeton Core Fixed Income Fund posted a +4.44% cumulative total return for the 12-month period ended July 31, 2007. The Fund under-performed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +5.58% during the same period.1 You can find more of the Fund's performance data in the Performance Summary beginning on page 5.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


2 | Annual Report

MANAGER'S DISCUSSION

Early in the reporting period, we believed fixed income markets were positioned for continued corporate earnings growth while the U.S. economy showed mixed signals for sustained expansion. Unemployment was low and in our view, job creation moved at a steady enough pace to help stem fears of inflation and balance the needs of an expanding economy. At the time, however, our analysis indicated the economy was likely to slow further as a result of a continued weakening U.S. housing market as home sales and median prices began to decelerate. This led us to generally maintain the portfolio's duration beyond that of its benchmark, the LB U.S. Aggregate Index, seeking to position the portfolio to benefit if the yield curve flattened. As the period progressed, data pointed to a modest pickup in the economy, which, along with potential inflationary pressures, caused us to generally move the portfolio's duration to a more neutral stance. Since the end of 2006, we generally kept the portfolio's duration close to neutral, as we viewed the risks of sharp interest rate moves as fairly balanced. Overall, our active management of portfolio duration and yield curve positioning contributed positively to relative returns as the yield curve flattened after being slightly inverted.

We believed that careful sector and security selection in the fixed income market could enable us to find attractive opportunities. During the reporting period, we considered the investment-grade corporate bond sector expensive and its yield compensation less than adequate. While we continued to find select issues that offered good relative value, our underweighted exposure to the sector for most of the period hurt relative Fund performance, as corporate yield spreads over Treasuries narrowed during most of the period.

During the year under review, we remained focused on finding value opportunities across the bond market. As previously stated, an underweighting in spread products for most of the period generally detracted from returns as yield spreads tightened from already-low levels during the reporting period. However, based on valuation, we moved back and forth between an overweighted and underweighted position in MBS throughout the year under review. At the end of July, the portfolio was overweighted in both investment-grade corporate and MBS sectors relative to the LB U.S. Aggregate Index. In addition, we maintained a cautious stance on the fixed income markets as recent developments in the subprime mortgage sector began to put pressure on the overall market.

PORTFOLIO BREAKDOWN
Franklin Templeton Core Fixed Income Fund Based on Total Investments as of
7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 31.9%
Thrifts & Mortgage Finance                                                 13.9%
Diversified Financial Services                                              6.2%
U.S. Government & Agency Securities                                         6.1%
Consumer Finance                                                            4.3%
Diversified Telecommunication Services                                      2.4%
Insurance                                                                   2.3%
Oil, Gas & Consumable Fuels                                                 2.0%
Capital Markets                                                             1.9%
Commercial Banks                                                            1.4%
Media                                                                       1.2%
Foreign Government & Agency Securities                                      0.7%
Other                                                                       1.3%
Short-Term Investments                                                     24.4%


                                                               Annual Report | 3

TOP 10 HOLDINGS
Franklin Templeton Core Fixed Income Fund 7/31/07

--------------------------------------------------------------------------------
ISSUE/ISSUER                                                          % OF TOTAL
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
FHLMC Gold 30 Year                                                         21.7%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FNMA                                                                       13.0%
   MORTGAGE-BACKED SECURITIES/
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Note                                                          7.3%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial
Mortgage Trust                                                              5.0%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
FHLB                                                                        4.4%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      3.1%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         2.8%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
Residential Capital LLC                                                     1.9%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                1.6%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
Household Credit Card Master Note
Trust I                                                                     1.6%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------

We thank you for your continued participation and look forward to serving your investment needs.

[PHOTO OMITTED]   /s/ Michael Materasso

                  Michael Materasso
                  Executive Vice President of Franklin Templeton
                  Institutional, LLC (FT Institutional)

[PHOTO OMITTED]   /s/ Warren Keyser

                  Warren Keyser
                  Portfolio Manager of FT Institutional

[PHOTO OMITTED]   /s/ Robert Waldner

                  Robert Waldner
                  Portfolio Manager of FT Institutional

                  Portfolio Management Team
                  Franklin Templeton Core Fixed Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

Performance Summary as of 7/31/07

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FCFIX                                   CHANGE       7/31/07     7/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05         $9.57       $9.62
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4745
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
                                                    1-YEAR    3-YEAR   INCEPTION (8/29/03)
------------------------------------------------------------------------------------------
Cumulative Total Return 2                            +4.44%   +11.05%       +15.45%
------------------------------------------------------------------------------------------
Average Annual Total Return 3                        +4.44%    +3.55%        +3.73%
------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $10,444   $11,105       $11,545
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5                   +5.74%    +3.82%        +3.81%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
------------------------------------------------------------------------------------------
      Without Waiver                      0.74%
------------------------------------------------------------------------------------------
      With Waiver                         0.45%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


                                                               Annual Report | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
                                     7/31/07
---------------------------------------------
1-Year                                +4.44%
---------------------------------------------
3-Year                                +3.55%
---------------------------------------------
Since Inception (8/29/03)             +3.73%
---------------------------------------------

8/29/03-7/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Templeton     LB U.S. Aggregate
Calendar Month   Core Fixed Income Fund        Index 7
    Aug-03              $ 10,000              $ 10,004
    Sep-03              $ 10,260              $ 10,269
    Oct-03              $ 10,200              $ 10,174
    Nov-03              $ 10,250              $ 10,198
    Dec-03              $ 10,345              $ 10,302
    Jan-04              $ 10,426              $ 10,385
    Feb-04              $ 10,517              $ 10,497
    Mar-04              $ 10,608              $ 10,575
    Apr-04              $ 10,305              $ 10,301
    May-04              $ 10,253              $ 10,259
    Jun-04              $ 10,315              $ 10,318
    Jul-04              $ 10,396              $ 10,420
    Aug-04              $ 10,563              $ 10,619
    Sep-04              $ 10,605              $ 10,648
    Oct-04              $ 10,678              $ 10,737
    Nov-04              $ 10,625              $ 10,651
    Dec-04              $ 10,723              $ 10,749
    Jan-05              $ 10,787              $ 10,817
    Feb-05              $ 10,744              $ 10,753
    Mar-05              $ 10,691              $ 10,698
    Apr-05              $ 10,841              $ 10,842
    May-05              $ 10,939              $ 10,959
    Jun-05              $ 10,993              $ 11,020
    Jul-05              $ 10,929              $ 10,919
    Aug-05              $ 11,060              $ 11,059
    Sep-05              $ 10,951              $ 10,945
    Oct-05              $ 10,870              $ 10,859
    Nov-05              $ 10,914              $ 10,907
    Dec-05              $ 11,029              $ 11,010
    Jan-06              $ 11,040              $ 11,011
    Feb-06              $ 11,084              $ 11,047
    Mar-06              $ 10,961              $ 10,939
    Apr-06              $ 10,916              $ 10,919
    May-06              $ 10,893              $ 10,907
    Jun-06              $ 10,916              $ 10,931
    Jul-06              $ 11,054              $ 11,078
    Aug-06              $ 11,226              $ 11,248
    Sep-06              $ 11,330              $ 11,347
    Oct-06              $ 11,402              $ 11,422
    Nov-06              $ 11,530              $ 11,554
    Dec-06              $ 11,454              $ 11,487
    Jan-07              $ 11,454              $ 11,483
    Feb-07              $ 11,608              $ 11,660
    Mar-07              $ 11,608              $ 11,660
    Apr-07              $ 11,685              $ 11,723
    May-07              $ 11,602              $ 11,634
    Jun-07              $ 11,542              $ 11,600
    Jul-07              $ 11,545              $ 11,696

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENT RATES MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed 0.45% (other than certain non-routine expenses) until 11/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


6 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/07      VALUE 7/31/07    PERIOD* 2/1/07-7/31/07
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,007.90             $ 2.24
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.56             $ 2.26
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

Franklin Templeton Core Plus Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Plus Fixed Income Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment-grade U.S. dollar-denominated debt securities, with a focus on U.S. government securities, mortgage- and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton Core Plus Fixed Income Fund covers the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

Franklin Templeton Core Plus Fixed Income Fund posted a +5.02% cumulative total return for the 12-month period ended July 31, 2007. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +5.58% during the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 12.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                               Annual Report | 9

PORTFOLIO BREAKDOWN
Franklin Templeton
Core Plus Fixed Income Fund
Based on Total Investments as of 7/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 33.1%
Thrifts & Mortgage Finance                                                 15.2%
Diversified Financial Services                                              7.3%
Foreign Government & Agency Securities                                      7.2%
Consumer Finance                                                            4.1%
U.S. Government & Agency Securities                                         4.1%
Capital Markets                                                             2.5%
Diversified Telecommunication Services                                      2.3%
Media                                                                       1.5%
Oil, Gas & Consumable Fuels                                                 1.5%
Commercial Banks                                                            1.3%
Other                                                                       3.6%
Short-Term Investments                                                     16.3%

MANAGER'S DISCUSSION

Early in the reporting period, we believed fixed income markets were positioned for continued corporate earnings growth while the U.S. economy showed mixed signals for sustained expansion. Unemployment was low and in our view, job creation moved at a steady enough pace to help stem fears of inflation and balance the needs of an expanding economy. At the time, however, our analysis indicated the economy was likely to slow further as a result of a continued weakening U.S. housing market as home sales and median prices began to decelerate. This led us to generally maintain the portfolio's duration beyond that of its benchmark, the LB U.S. Aggregate Index, seeking to position the portfolio to benefit if the yield curve flattened. As the period progressed, data pointed to a modest pickup in the economy, which, along with potential inflationary pressures, caused us to generally move the portfolio's duration to a more neutral stance. Since the end of 2006, we generally kept the portfolio's duration close to neutral, as we viewed the risks of sharp interest rate moves as fairly balanced. Overall, our active management of portfolio duration and yield curve positioning contributed positively to relative returns as the yield curve flattened after being slightly inverted.

We believed that careful sector and security selection in the fixed income market could enable us to find attractive opportunities. During the reporting period, we considered the investment-grade corporate bond sector expensive and its yield compensation less than adequate. While we continued to find select issues that offered good relative value, our underweighted exposure to the sector for most of the period hurt relative Fund performance, as corporate yield spreads over Treasuries narrowed during most of the period under review.

In our view, some other areas of the fixed income market offered more attractive opportunities based on our careful security selection. Following our investment strategy, we retained a moderate exposure to select high yield bonds that our analysts considered attractive, such as major auto finance companies. In addition, we held U.S. dollar-denominated emerging market debt. Both asset classes contributed to Fund performance as investors sought higher yields. Within non-U.S. dollar bonds, we favored currencies we believed were more likely to appreciate versus the U.S. dollar because we believed the U.S. dollar was over-valued. The portfolio ended the period with positions in non-euro European currencies that we believed could benefit from ongoing regional economic strength. We also held select Asian currencies that we believed could gain from any adjustments in global trade imbalances. Our currency positioning positively impacted performance.

Finally, we maintained a cautious stance on the fixed income markets as recent developments in the subprime mortgage sector began to put pressure on the overall market.


10 | Annual Report

We thank you for your continued participation and look forward to serving your investment needs.

[PHOTO OMITTED]    /s/ Michael Materasso

                   Michael Materasso
                   Executive Vice President of Franklin Templeton
                   Institutional, LLC (FT Institutional)

[PHOTO OMITTED]    /s/ Warren Keyser

                   Warren Keyser
                   Portfolio Manager of FT Institutional

[PHOTO OMITTED]    /s/ Robert Waldner

                   Robert Waldner
                   Portfolio Manager of FT Institutional

                   Portfolio Management Team
                   Franklin Templeton Core Plus Fixed Income Fund

TOP 10 HOLDINGS
Franklin Templeton
Core Plus Fixed Income Fund
7/31/07

--------------------------------------------------------------------------------
ISSUE/ISSUER                                                          % OF TOTAL
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
FHLMC                                                                      22.7%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FNMA                                                                       12.5%
   MORTGAGE-BACKED SECURITIES/
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Note                                                          7.7%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         4.6%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      4.0%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.                                        3.6%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
FHLB                                                                        2.8%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Bond                                                          2.2%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                1.5%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
Household Credit Card Master Note
Trust I                                                                     1.5%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 11

Performance Summary as of 7/31/07

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FCPFX                                         CHANGE   7/31/07   7/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$ 0.04   $ 10.12   $ 10.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
--------------------------------------------------------------------------------
Dividend Income                           $ 0.5450
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------
                                                1-YEAR     3-YEAR   INCEPTION (8/4/03)
--------------------------------------------------------------------------------------
Cumulative Total Return 2                        +5.02%    +13.44%        +21.35%
--------------------------------------------------------------------------------------
Average Annual Total Return 3                    +5.02%     +4.29%         +4.97%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $ 10,502   $ 11,344       $ 12,135
--------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5               +6.53%     +4.62%         +5.06%
--------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------------
      Without Waiver                  0.60%
--------------------------------------------------------------------------------------
      With Waiver                     0.43%
--------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.43% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/4/03-7/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Templeton        LB U.S. Aggregate
Calendar Month   Core Plus Fixed Income Fund         Index 7
    Aug-03                 $ 10,040                 $ 10,057
    Sep-03                 $ 10,360                 $ 10,324
    Oct-03                 $ 10,300                 $ 10,228
    Nov-03                 $ 10,320                 $ 10,252
    Dec-03                 $ 10,532                 $ 10,357
    Jan-04                 $ 10,614                 $ 10,440
    Feb-04                 $ 10,697                 $ 10,553
    Mar-04                 $ 10,779                 $ 10,632
    Apr-04                 $ 10,602                 $ 10,355
    May-04                 $ 10,561                 $ 10,314
    Jun-04                 $ 10,592                 $ 10,373
    Jul-04                 $ 10,697                 $ 10,475
    Aug-04                 $ 10,863                 $ 10,675
    Sep-04                 $ 10,914                 $ 10,704
    Oct-04                 $ 10,994                 $ 10,794
    Nov-04                 $ 10,952                 $ 10,708
    Dec-04                 $ 11,072                 $ 10,806
    Jan-05                 $ 11,135                 $ 10,874
    Feb-05                 $ 11,104                 $ 10,810
    Mar-05                 $ 11,019                 $ 10,755
    Apr-05                 $ 11,160                 $ 10,900
    May-05                 $ 11,256                 $ 11,018
    Jun-05                 $ 11,353                 $ 11,078
    Jul-05                 $ 11,317                 $ 10,977
    Aug-05                 $ 11,436                 $ 11,118
    Sep-05                 $ 11,382                 $ 11,003
    Oct-05                 $ 11,309                 $ 10,916
    Nov-05                 $ 11,364                 $ 10,965
    Dec-05                 $ 11,476                 $ 11,069
    Jan-06                 $ 11,509                 $ 11,069
    Feb-06                 $ 11,554                 $ 11,106
    Mar-06                 $ 11,432                 $ 10,997
    Apr-06                 $ 11,418                 $ 10,977
    May-06                 $ 11,384                 $ 10,965
    Jun-06                 $ 11,384                 $ 10,989
    Jul-06                 $ 11,555                 $ 11,137
    Aug-06                 $ 11,737                 $ 11,308
    Sep-06                 $ 11,816                 $ 11,407
    Oct-06                 $ 11,924                 $ 11,483
    Nov-06                 $ 12,097                 $ 11,616
    Dec-06                 $ 12,034                 $ 11,548
    Jan-07                 $ 12,022                 $ 11,544
    Feb-07                 $ 12,175                 $ 11,722
    Mar-07                 $ 12,198                 $ 11,722
    Apr-07                 $ 12,294                 $ 11,785
    May-07                 $ 12,223                 $ 11,696
    Jun-07                 $ 12,128                 $ 11,661
    Jul-07                 $ 12,135                 $ 11,759

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
                                    7/31/07
--------------------------------------------
1-Year                               +5.02%
--------------------------------------------
3-Year                               +4.29%
--------------------------------------------
Since Inception (8/4/03)             +4.97%
--------------------------------------------

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed 0.43% (other than certain non-routine expenses) until 11/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                                                              Annual Report | 13

Your Fund's Expenses

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/07      VALUE 7/31/07    PERIOD* 2/1/07-7/31/07
------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,009.40              $2.14
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,022.66              $2.16
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 15

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

                                                                   ---------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                                         2007          2006         2005       2004 g
                                                                   ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................   $     9.62    $    10.00    $    9.97   $  10.00
                                                                   ---------------------------------------------------

Income from investment operations a:

   Net investment income b .....................................         0.47          0.43         0.32       0.26

   Net realized and unrealized gains (losses) ..................        (0.05)        (0.32)        0.19       0.13
                                                                   ---------------------------------------------------

Total from investment operations ...............................         0.42          0.11         0.51       0.39
                                                                   ---------------------------------------------------

Less distributions from:

   Net investment income .......................................        (0.47)        (0.49)       (0.45)     (0.39)

   Net realized gains ..........................................           --            --        (0.03)     (0.03)
                                                                   ---------------------------------------------------

Total distributions ............................................        (0.47)        (0.49)       (0.48)     (0.42)
                                                                   ---------------------------------------------------

Net asset value, end of year ...................................   $     9.57    $     9.62    $   10.00   $   9.97
                                                                   ===================================================

Total return c .................................................         4.44%         1.14%        5.13%      3.96%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates ..............         0.67%         0.70%        0.72%      0.99%

Expenses net of waiver and payments by affiliates ..............         0.45% f       0.45% f      0.45% f    0.45% f

Net investment income ..........................................         4.81%         4.32%        3.19%      2.76%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $   29,671    $   20,316    $  26,720   $ 17,543

Portfolio turnover rate ........................................       512.24%       534.14%      473.05%    459.82%

Portfolio turnover rate excluding mortgage dollar rolls e ......       132.05%       213.90%      254.13%    259.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(f) regarding mortgage dollar rolls.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period August 29, 2003 (commencement of operations) to July 31, 2004.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                       COUNTRY      PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 110.5%
    CORPORATE BONDS 22.0%
    CAPITAL MARKETS 2.7%
  b General Electric Capital Corp., FRN, 5.40%, 3/04/08 .....................    United States     $    345,000       $     345,290
    The Goldman Sachs Group Inc., junior sub. note, 6.345%, 2/15/34 .........    United States          145,000             132,882
    Morgan Stanley, sub. note, 4.75%, 4/01/14 ...............................    United States          355,000             333,326
                                                                                                                      --------------
                                                                                                                            811,498
                                                                                                                      --------------
    COMMERCIAL BANKS 2.0%
c,d HSBC Capital Funding LP, Reg S, 4.61%, Perpetual ........................   Jersey Islands          330,000             303,765
  d Wachovia Capital Trust III, 5.80%, Perpetual ............................    United States          300,000             294,462
                                                                                                                      --------------
                                                                                                                            598,227
                                                                                                                      --------------
    CONSUMER FINANCE 2.8%
    Residential Capital LLC,
       6.50%, 6/01/12 .......................................................    United States          360,000             326,900
       senior note, 6.875%, 6/30/15 .........................................    United States          145,000             128,570
     b senior note, FRN, 5.86%, 6/09/08 .....................................    United States          380,000             364,834
                                                                                                                      --------------
                                                                                                                            820,304
                                                                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES 1.9%
    Core Investment Grade Bond Trust I, Pass-Through Certificates, 2002-1,
       4.642%, 11/30/07 .....................................................    United States          578,316             576,497
                                                                                                                      --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
    Ameritech Capital Funding Corp., 6.25%, 5/18/09 .........................    United States          250,000             253,689
    Embarq Corp., senior note, 7.995%, 6/01/36 ..............................    United States          110,000             108,929
    Telecom Italia Capital, senior note, 4.95%, 9/30/14 .....................       Italy               155,000             142,154
                                                                                                                      --------------
                                                                                                                            504,772
                                                                                                                      --------------
    HEALTH CARE PROVIDERS & SERVICES 1.1%
    Quest Diagnostics Inc., 6.40%, 7/01/17 ..................................    United States          330,000             335,652
                                                                                                                      --------------
    INSURANCE 3.4%
    Chubb Corp., senior note, 6.00%, 5/11/37 ................................    United States          405,000             387,925
  b Genworth Financial Inc., junior sub. note, FRN, 6.15%, 11/15/66 .........    United States          145,000             132,518
  b Lincoln National Corp., FRN, 7.00%, 5/17/66 .............................    United States          285,000             286,832
  b MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ....................    United States          215,000             192,859
                                                                                                                      --------------
                                                                                                                          1,000,134
                                                                                                                      --------------
    MEDIA 1.7%
    News America Inc., 6.40%, 12/15/35 ......................................    United States          305,000             287,354
    TCI Communications Inc., senior note, 8.75%, 8/01/15 ....................    United States          200,000             229,796
                                                                                                                      --------------
                                                                                                                            517,150
                                                                                                                      --------------
    OIL, GAS & CONSUMABLE FUELS 3.0%
  e Gaz Capital SA, 144A, 6.212%, 11/22/16 ..................................     Luxembourg            245,000             233,068
  e Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 .............        Egypt              340,038             333,208
    Valero Energy Corp., 6.625%, 6/15/37 ....................................    United States          310,000             309,557
                                                                                                                      --------------
                                                                                                                            875,833
                                                                                                                      --------------


                                                              Annual Report | 17

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                       COUNTRY      PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    ROAD & RAIL 0.8%
    Kazakhstan Temir Zholy, 6.50%, 5/11/11 ..................................     Kazakhstan       $    230,000       $     235,182
                                                                                                                      --------------
    THRIFTS & MORTGAGE FINANCE 0.9%
  e Capmark Financial Group Inc., 144A, 6.30%, 5/10/17 ......................    United States          295,000             261,777
                                                                                                                      --------------
    TOTAL CORPORATE BONDS (COST $6,767,109) .................................                                             6,537,026
                                                                                                                      --------------
    MORTGAGE-BACKED SECURITIES 46.7%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 31.7%
  f FHLMC Gold 30 Year, 4.50%, 8/01/27 ......................................    United States        1,150,000           1,095,734
  f FHLMC Gold 30 Year, 5.50%, 8/01/33 ......................................    United States        2,113,000           2,041,357
  f FHLMC Gold 30 Year, 6.50%, 3/01/15 ......................................    United States        6,198,000           6,268,694
                                                                                                                      --------------
                                                                                                                          9,405,785
                                                                                                                      --------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 15.0%
  f FNMA 30 Year, 5.00%, 8/01/33 ............................................    United States        4,741,000           4,446,911
                                                                                                                      --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $13,765,972) .....................                                            13,852,696
                                                                                                                      --------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES 30.2%
    CONSUMER FINANCE 3.6%
  b American Express Credit Account Master Trust, 2003-3, A, FRN, 5.43%,
       11/15/10 .............................................................    United States          700,000             700,601
  b Bank of America Credit Card Trust, 2007, A7, FRN, 5.32%, 8/15/12 ........    United States          365,000             365,000
                                                                                                                      --------------
                                                                                                                          1,065,601
                                                                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES 7.1%
  b Ford Credit Floorplan Master Owner Trust, 2006, A, FRN, 5.50%, 6/15/11 ..    United States          210,000             210,143
  b Permanent Financing PLC, 7, 2A, FRN, 5.40%, 9/10/14 .....................    United States          250,000             249,971
  b Popular ABS Mortgage Pass-Through Trust,
       2006-A, A1, FRN, 5.41%, 2/25/36 ......................................    United States          178,206             178,217
       2006-C, A1, FRN, 5.37%, 7/25/36 ......................................    United States          129,312             129,079
  b SLM Student Loan Trust,
       2005-4, A1, FRN, 5.37%, 10/26/15 .....................................    United States           85,606              85,632
       2006-1, A2, FRN, 5.37%, 1/26/15 ......................................    United States          239,713             239,856
       2006-7, A2, FRN, 5.35%, 10/25/16 .....................................    United States          471,846             472,036
       2007-1, A2, FRN, 5.36%, 1/25/16 ......................................    United States          539,000             539,379
                                                                                                                      --------------
                                                                                                                          2,104,313
                                                                                                                      --------------
    THRIFTS & MORTGAGE FINANCE 19.5%
  b Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10, A4, FRN,
       5.405%, 12/11/40 .....................................................    United States          475,000             461,630
  b Citibank Credit Card Issuance Trust,
       2007, A1, FRN, 5.35%, 3/22/12 ........................................    United States          605,000             605,239
       2007, A2, FRN, 5.35%, 5/21/12 ........................................    United States          170,000             170,088
       2007, A6, FRN, 5.35%, 7/12/12 ........................................    United States          438,000             437,521
    Citigroup/Deutsche Bank Commercial Mortgage Trust,
     b 2005-CD1, A4, FRN, 5.40%, 7/15/44 ....................................    United States          475,000             459,216
       2006-CD3, A4, 5.658%, 10/15/48 .......................................    United States        1,018,000           1,001,999
       sub. bond, 2006-CD3, C, 5.748%, 10/15/48 .............................    United States          745,000             713,836


18 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                       COUNTRY      PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES (CONTINUED)
    THRIFTS & MORTGAGE FINANCE (CONTINUED)
b,e Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN, 5.77%,
       9/25/34 ..............................................................    United States     $     27,353       $      27,469
    CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%, 2/25/19 ..    United States           18,220              17,899
    GE Capital Commercial Mortgage Corp., 2001-3, A2, 6.07%, 6/10/38 ........    United States          538,000             546,714
  b Household Credit Card Master Note Trust I, 2007-1, A, FRN, 5.37%,
       4/15/13 ..............................................................    United States          676,000             676,423
  b Indymac Index Mortgage Loan Trust, 2006-AR6, 2A1C, FRN, 5.53%,
       6/25/47 ..............................................................    United States          523,000             523,303
    LB-UBS Commercial Mortgage Trust, 2006-C1, A4, 5.156%, 2/15/31 ..........    United States           95,000              90,540
  b Washington Mutual Inc., 2004-AR2, A, FRN, 6.422%, 4/25/44 ...............    United States           60,471              60,597
                                                                                                                      --------------
                                                                                                                          5,792,474
                                                                                                                      --------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES (COST $9,036,596) .........................................                                             8,962,388
                                                                                                                      --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $259,081) 1.0%
  c Government of Russia, Reg S, 12.75%, 6/24/28 ............................       Russia              165,000             288,230
                                                                                                                      --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 8.9%
    FNMA, 5.00%, 2/13/17 ....................................................    United States          450,000             438,962
    U.S. Treasury Bond,
       7.25%, 8/15/22 .......................................................    United States           38,000              46,936
       5.375%, 2/15/31 ......................................................    United States          304,000             321,029
    U.S. Treasury Note,
       4.00%, 8/31/07 .......................................................    United States          597,000             596,627
       4.625%, 8/31/11 ......................................................    United States          731,000             732,086
       4.625%, 11/15/16 .....................................................    United States          521,000             514,814
                                                                                                                      --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,643,452) ...........                                             2,650,454
                                                                                                                      --------------

                                                                                                 ------------------
                                                                                                       SHARES
                                                                                                 ------------------
    PREFERRED STOCK (COST $570,273) 1.7%
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
  e Centaur Funding Corp., 9.08%, pfd., B, 144A .............................    United States              448             515,900
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $33,042,483) ..........................                                            32,806,694
                                                                                                                      --------------

                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT a
                                                                                                 ------------------
    SHORT TERM INVESTMENTS 35.8%
    U.S. GOVERNMENT AND AGENCY SECURITIES 13.4%
  g FHLB, 8/08/07 ...........................................................    United States     $  1,897,000           1,895,128
  g FNMA, 8/13/07 ...........................................................    United States          748,000             746,734
    U.S. Treasury Note, 6.125%, 8/15/07 .....................................    United States        1,324,000           1,324,829
                                                                                                                      --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $3,965,924) ...........                                             3,966,691
                                                                                                                      --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $37,008,407) ...........                                            36,773,385
                                                                                                                      --------------


                                                              Annual Report | 19

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                       COUNTRY          SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUND (COST $6,645,095) 22.4%
  h Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% ....    United States        6,645,095       $   6,645,095
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $43,653,502) 146.3% .............................                                            43,418,480
    NET UNREALIZED GAIN (LOSS) ON CREDIT DEFAULT SWAPS (0.1)% ...............                                               (48,092)
    OTHER ASSETS, LESS LIABILITIES (46.2)% ..................................                                           (13,699,751)
                                                                                                                      --------------
    NET ASSETS 100.0% .......................................................                                         $  29,670,637
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 27.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $591,995, representing 2.00% of net assets.

d Perpetual bond with no stated maturity date.

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $1,371,422, representing 4.62% of net assets.

f See Note 1(c) regarding securities purchased on a to-be-announced basis.

g The security is traded on a discount basis with no stated coupon rate.

h See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

                                                                          -----------------------------------------------
                                                                                        YEAR ENDED JULY 31,
                                                                              2007        2006        2005        2004 h
                                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................................   $  10.16    $  10.46    $  10.32    $  10.00
                                                                          -----------------------------------------------

Income from investment operations a:

   Net investment income b ............................................       0.50        0.46        0.36        0.28

   Net realized and unrealized gains (losses) .........................       0.01       (0.25)       0.23        0.41
                                                                          -----------------------------------------------

Total from investment operations ......................................       0.51        0.21        0.59        0.69
                                                                          -----------------------------------------------

Less distributions from:

   Net investment income ..............................................      (0.55)      (0.51)      (0.45)      (0.30)

   Net realized gains .................................................         --          -- g        --       (0.07)
                                                                          -----------------------------------------------

Total distributions ...................................................      (0.55)      (0.51)      (0.45)      (0.37)
                                                                          -----------------------------------------------

Net asset value, end of year ..........................................   $  10.12    $  10.16    $  10.46    $  10.32
                                                                          ===============================================

Total return c ........................................................       5.02%       2.10%       5.80%       6.97%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates .....................       0.57%       0.56%       0.58%       0.84%

Expenses net of waiver and payments by affiliates .....................       0.43% f     0.43% f     0.43% f     0.43% f

Net investment income .................................................       4.87%       4.47%       3.44%       2.76%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................................   $101,992    $ 97,272    $ 96,823    $ 54,132

Portfolio turnover rate ...............................................     479.36%     516.39%     465.89%     426.29%

Portfolio turnover rate excluding mortgage dollar rolls e .............     143.61%     213.60%     244.29%     222.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(f) regarding mortgage dollar rolls.

f Benefit of expense reduction rounds to less than 0.01%.

g Amount rounds to less than $0.01 per share.

h For the period August 4, 2003 (commencement of operations) to July 31, 2004.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 123.3%
    CORPORATE BONDS 19.7%
    AUTOMOBILES 1.0%
    Ford Motor Credit Co. LLC,
       5.70%, 1/15/10 .......................................................    United States         260,000        $     242,417
       7.875%, 6/15/10 ......................................................    United States         275,000              267,486
       8.625%, 11/01/10 .....................................................    United States         500,000              496,307
                                                                                                                      --------------
                                                                                                                          1,006,210
                                                                                                                      --------------
    CAPITAL MARKETS 3.7%
  b General Electric Capital Corp., FRN, 5.40%, 3/04/08 .....................    United States       2,040,000            2,041,713
    The Goldman Sachs Group Inc., junior sub. note, 6.345%, 2/15/34 .........    United States         930,000              852,280
    Morgan Stanley, sub. note, 4.75%, 4/01/14 ...............................    United States         965,000              906,084
                                                                                                                      --------------
                                                                                                                          3,800,077
                                                                                                                      --------------
    CHEMICALS 0.2%
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ...........................    United States         230,000              227,700
                                                                                                                      --------------
    COMMERCIAL BANKS 1.8%
c,d HSBC Capital Funding LP, Reg S, 4.61%, Perpetual ........................   Jersey Islands       1,085,000              998,742
  c RBS Capital Trust III, 5.512%, Perpetual ................................    United States         920,000              883,822
                                                                                                                      --------------
                                                                                                                          1,882,564
                                                                                                                      --------------
    CONSUMER FINANCE 2.6%
  e Alfa MTM for ABH Financial, 144A, 8.20%, 6/25/12 ........................       Cyprus             545,000              551,657
    GMAC LLC, 6.75%, 12/01/14 ...............................................    United States       1,025,000              922,520
  b Residential Capital LLC, senior note, FRN, 5.86%, 6/09/08 ...............    United States       1,200,000            1,152,108
                                                                                                                      --------------
                                                                                                                          2,626,285
                                                                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES 1.2%
    Core Investment Grade Bond Trust I, Pass-Through Certificates, 2002-1,
       4.642%, 11/30/07 .....................................................    United States       1,193,335            1,189,582
                                                                                                                      --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.5%
    Embarq Corp., senior note, 7.995%, 6/01/36 ..............................    United States         410,000              406,008
    Sprint Capital Corp., 6.90%, 5/01/19 ....................................    United States         245,000              241,122
    Telecom Italia Capital, senior note, 4.95%, 9/30/14 .....................        Italy           1,015,000              930,877
                                                                                                                      --------------
                                                                                                                          1,578,007
                                                                                                                      --------------
    ELECTRIC UTILITIES 1.0%
    Consumers Energy Co., C, 4.25%, 4/15/08 .................................    United States         985,000              976,669
                                                                                                                      --------------
    ELECTRICAL EQUIPMENT 0.8%
    Elektrownia Turow BV, 9.75%, 3/14/11 ....................................       Poland             545,000 EUR          835,769
                                                                                                                      --------------
    FOOD PRODUCTS 0.1%
    Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ......................    United States          90,000               89,100
                                                                                                                      --------------


22 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    HOTELS RESTAURANTS & LEISURE 0.4%
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 ......................    United States         195,000        $     190,613
    Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 .................    United States         305,000              258,487
                                                                                                                      --------------
                                                                                                                            449,100
                                                                                                                      --------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
    NRG Energy Inc., senior note, 7.375%, 2/01/16 ...........................    United States         240,000              232,200
                                                                                                                      --------------
    MEDIA 2.3%
    Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .....................    United States         200,000              193,000
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..................    United States         275,000              266,063
    News America Inc., 6.40%, 12/15/35 ......................................    United States       1,070,000            1,008,093
    TCI Communications Inc., senior note, 8.75%, 8/01/15 ....................    United States         740,000              850,247
                                                                                                                      --------------
                                                                                                                          2,317,403
                                                                                                                      --------------
    OIL, GAS & CONSUMABLE FUELS 2.2%
  e Gaz Capital SA, 144A, 6.212%, 11/22/16 ..................................     Luxembourg           475,000              451,867
  e Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 .............        Egypt             787,893              772,067
    Valero Energy Corp., 6.625%, 6/15/37 ....................................    United States         975,000              973,607
                                                                                                                      --------------
                                                                                                                          2,197,541
                                                                                                                      --------------
    ROAD & RAIL 0.4%
    Kazakhstan Temir Zholy, 7.00%, 5/11/16 ..................................     Kazakhstan           365,000              374,129
                                                                                                                      --------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
  e Freescale Semiconductor Inc., senior note, 144A, 8.875%, 12/15/14 .......    United States         140,000              128,450
                                                                                                                      --------------
    TOBACCO 0.2%
    Reynolds American Inc., senior secured note, 7.625%, 6/01/16 ............    United States         185,000              191,894
                                                                                                                      --------------
    TOTAL CORPORATE BONDS (COST $20,541,404) ................................                                            20,102,680
                                                                                                                      --------------
    MORTGAGE-BACKED SECURITIES 48.8%
  b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.9%
    FHLMC, 5.479%, 9/01/24 ..................................................    United States         918,627              924,844
                                                                                                                      --------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 32.5%
  f FHLMC Gold 30 Year, 4.50%, 8/01/27 ......................................    United States       4,058,000            3,866,511
  f FHLMC Gold 30 Year, 5.50%, 8/01/33 ......................................    United States       7,456,000            7,203,197
  f FHLMC Gold 30 Year, 6.50%, 3/01/15 ......................................    United States      21,863,000           22,112,369
                                                                                                                      --------------
                                                                                                                         33,182,077
                                                                                                                      --------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 15.4%
  f FNMA 30 Year, 5.00%, 8/01/33 ............................................    United States      16,729,000           15,691,284
                                                                                                                      --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $49,493,628) .....................                                            49,798,205
                                                                                                                      --------------


                                                              Annual Report | 23

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES 36.4%
    CONSUMER FINANCE 3.5%
  b American Express Credit Account Master Trust, 2003-3, A, FRN, 5.43%,
      11/15/10 ..............................................................    United States       2,300,000        $   2,301,977
  b Bank of America Credit Card Trust, 2007, A7, FRN, 5.32%,
      8/15/12 ...............................................................    United States       1,275,000            1,274,998
                                                                                                                      --------------
                                                                                                                          3,576,975
                                                                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES 9.6%
  b Ford Credit Floorplan Master Owner Trust, 2006, A, FRN, 5.50%,
      6/15/11 ...............................................................    United States       1,000,000            1,000,681
  b Permanent Financing PLC, 7, 2A, FRN, 5.40%, 9/10/14 .....................    United States       1,470,000            1,469,831
  b Popular ABS Mortgage Pass-Through Trust,
       2006-A, A1, FRN, 5.41%, 2/25/36 ......................................    United States         661,062              661,101
       2006-C, A1, FRN, 5.37%, 7/25/36 ......................................    United States         622,315              621,195
  b SLM Student Loan Trust,
       2002-3, A4, FRN, 5.50%, 10/25/16 .....................................    United States         225,358              225,892
       2005-4, A1, FRN, 5.37%, 10/26/15 .....................................    United States         658,592              658,796
       2006-1, A2, FRN, 5.37%, 1/26/15 ......................................    United States         889,222              889,752
       2006-7, A2, FRN, 5.35%, 10/25/16 .....................................    United States       2,201,387            2,202,273
       2007-1, A2, FRN, 5.36%, 1/25/16 ......................................    United States       2,065,000            2,066,452
                                                                                                                      --------------
                                                                                                                          9,795,973
                                                                                                                      --------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 0.9%
  b GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%,
      4/10/38 ...............................................................    United States         951,000              930,576
                                                                                                                      --------------
    THRIFTS & MORTGAGE FINANCE 22.4%
  b Citibank Credit Card Issuance Trust,
       2003-A9, A9, FRN, 5.44%, 11/22/10 ....................................    United States       1,700,000            1,702,033
       2007-A1, A1, FRN, 5.35%, 3/22/12 .....................................    United States       2,098,000            2,098,829
       2007-A2, A2, FRN, 5.35%, 5/21/12 .....................................    United States       1,607,000            1,607,828
       2007-A6, A6, FRN, 5.35%, 7/12/12 .....................................    United States       1,532,000            1,530,324
    Citigroup/Deutsche Bank Commercial Mortgage Trust, sub. bond,
      2006-CD3, C, 5.748%, 10/15/48 .........................................    United States       2,080,000            1,992,990
b,e Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
      5.77%, 9/25/34 ........................................................    United States          13,676               13,735
    GE Capital Commercial Mortgage Corp., 2001-3, A2, 6.07%, 6/10/38 ........    United States       5,303,000            5,388,897
    Greenwich Capital Commercial Funding Corp., 2005-GG5, A5, 5.224%,
      4/10/37 ...............................................................    United States       2,117,000            2,035,427
  b Household Credit Card Master Note Trust I, 2007-1, A, FRN, 5.37%,
      4/15/13 ...............................................................    United States       2,292,000            2,293,433
  b Indymac Index Mortgage Loan Trust, 2006-AR6, 2A1C, FRN, 5.53%,
      6/25/47 ...............................................................    United States       1,718,429            1,719,425


24 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES (CONTINUED)
    THRIFTS & MORTGAGE FINANCE (CONTINUED)
    LB-UBS Commercial Mortgage Trust, 2006-C1, A4, 5.156%, 2/15/31 ..........    United States       2,117,000        $   2,017,611
  b Washington Mutual Inc., 2004-AR2, A, FRN, 6.422%, 4/25/44 ...............    United States         396,241              397,068
                                                                                                                      --------------
                                                                                                                         22,797,600
                                                                                                                      --------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (COST $37,239,349) .........................................                                            37,101,124
                                                                                                                      --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 10.5%
  b Government of Japan, FRN, 1.22%, 3/20/21 ................................        Japan         119,000,000 JPY          999,586
    Government of Malaysia, 3.756%, 4/28/11 .................................      Malaysia          5,300,000 MYR        1,548,801
    Government of Norway, 5.50%, 5/15/09 ....................................       Norway          11,653,000 NOK        2,012,913
    Government of Poland, 6.00%, 5/24/09 ....................................       Poland           2,614,000 PLN          956,836
  d Government of Russia, Reg S, 12.75%, 6/24/28 ............................       Russia             557,000              972,995
    Government of Singapore, 2.375%, 10/01/09 ...............................      Singapore         3,004,000 SGD        1,978,332
    Government of Sweden, 6.50%, 5/05/08 ....................................        Sweden         12,260,000 SEK        1,852,873
  d Government of Venezuela, Reg S, 6.00%, 12/09/20 .........................      Venezuela           565,000              457,650
                                                                                                                      --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $10,361,212) ....................................................                                            10,779,986
                                                                                                                      --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 6.0%
    U.S. Treasury Bond,
       7.25%, 8/15/22 .......................................................    United States         758,000              936,249
       5.375%, 2/15/31 ......................................................    United States         848,000              895,501
       4.50%, 2/15/36 .......................................................    United States       1,503,000            1,405,305
    U.S. Treasury Note,
       4.875%, 6/30/12 ......................................................    United States         954,000              965,330
       4.625%, 11/15/16 .....................................................    United States       1,950,000            1,926,846
                                                                                                                      --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $6,144,933) ...........                                             6,129,231
                                                                                                                      --------------

                                                                                                 ------------------
                                                                                                       SHARES
                                                                                                 ------------------
    PREFERRED STOCK (COST $2,169,136) 1.9%
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
  e Centaur Funding Corp., 9.08%, pfd., B, 144A .............................    United States           1,683            1,938,080
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $125,949,662) .........................                                           125,849,306
                                                                                                                      --------------

                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT a
                                                                                                 ------------------
    SHORT TERM INVESTMENTS 24.1%
    U.S. GOVERNMENT AND AGENCY SECURITIES 15.7%
  g FHLB, 8/08/07 ...........................................................    United States       4,191,000            4,186,863
  g FNMA, 8/13/07 ...........................................................    United States       3,068,000            3,062,809
    U.S. Treasury Note, 6.125%, 8/15/07 .....................................    United States       8,687,000            8,692,438
                                                                                                                      --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
      (COST $15,938,580) ....................................................                                            15,942,110
                                                                                                                      --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
      (COST $141,888,242) ...................................................                                           141,791,416
                                                                                                                      --------------


                                                              Annual Report | 25

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY            SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUND (COST $8,591,754) 8.4%
  h Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00%.....    United States       8,591,754        $   8,591,754
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $150,479,996) 147.4% ............................                                           150,383,170
    NET UNREALIZED GAIN (LOSS) ON CREDIT DEFAULT SWAPS (0.5)% ...............                                              (553,522)
    NET UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE
      CONTRACTS (0.1)% ......................................................                                              (103,176)
    OTHER ASSETS, LESS LIABILITIES (46.8)% ..................................                                           (47,734,207)
                                                                                                                      --------------
    NET ASSETS 100.0% .......................................................                                         $ 101,992,265
                                                                                                                      ==============

CURRENCY ABBREVIATIONS

EUR - Euro
JPY - Japanese Yen
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

See Selected Portfolio Abbreviations on page 27.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c Perpetual bond with no stated maturity date.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $2,429,387, representing 2.38% of net assets.

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $3,855,856, representing 3.78% of net assets.

f See Note 1(c) regarding securities purchased on a to-be-announced basis.

g The security is traded on a discount basis with no stated coupon rate.

h See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

SELECTED PORTFOLIO ABBREVIATIONS

FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
MTM   - Medium Term Note


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 27

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2007

                                                                                   ---------------------------------
                                                                                      FRANKLIN          FRANKLIN
                                                                                     TEMPLETON         TEMPLETON
                                                                                     CORE FIXED     CORE PLUS FIXED
                                                                                    INCOME FUND       INCOME FUND
                                                                                   ---------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $  37,008,407    $   141,888,242
      Cost - Sweep Money Fund (Note 7) .........................................       6,645,095          8,591,754
                                                                                   ---------------------------------
      Total cost of investments ................................................   $  43,653,502    $   150,479,996
                                                                                   =================================
      Value - Unaffiliated issuers .............................................   $  36,773,385    $   141,791,416
      Value - Sweep Money Fund (Note 7) ........................................       6,645,095          8,591,754
                                                                                   ---------------------------------
      Total value of investments ...............................................      43,418,480        150,383,170
   Receivables:
      Investment securities sold ...............................................              --             47,255
      Interest .................................................................         228,488          1,002,051
   Swap premiums paid ..........................................................           3,671             32,299
   Unrealized gain on forward exchange contracts (Note 9) ......................              --             55,380
   Unrealized gain on swap agreements (Note 8) .................................           6,357             21,526
                                                                                   ---------------------------------
         Total assets ..........................................................      43,656,996        151,541,681
                                                                                   =================================
Liabilities:
   Payables:
      Investment securities purchased ..........................................      13,796,008         48,677,811
      Capital shares redeemed ..................................................         105,400                713
      Affiliates ...............................................................           1,484             33,967
      Accrued swap premium .....................................................             191             12,548
      Swap premiums received ...................................................          21,555             74,247
   Unrealized loss on forward exchange contracts (Note 9) ......................              --            158,556
   Unrealized loss on swap agreements (Note 8) .................................          54,449            575,048
   Accrued expenses and other liabilities ......................................           7,272             16,526
                                                                                   ---------------------------------
         Total liabilities .....................................................      13,986,359         49,549,416
                                                                                   ---------------------------------
            Net assets, at value ...............................................   $  29,670,637    $   101,992,265
                                                                                   =================================
Net assets consist of:
   Paid-in capital .............................................................   $  30,821,261    $   104,686,533
   Undistributed net investment income .........................................          88,663            751,850
   Net unrealized appreciation (depreciation) ..................................        (283,114)          (752,269)
   Accumulated net realized gain (loss) ........................................        (956,173)        (2,693,849)
                                                                                   ---------------------------------
            Net assets, at value ...............................................   $  29,670,637    $   101,992,265
                                                                                   =================================
Shares outstanding .............................................................       3,099,857         10,079,252
                                                                                   =================================
Net asset value and maximum offering price per share a .........................   $        9.57    $         10.12
                                                                                   =================================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2007

                                                                                   ---------------------------------
                                                                                      FRANKLIN          FRANKLIN
                                                                                     TEMPLETON         TEMPLETON
                                                                                     CORE FIXED     CORE PLUS FIXED
                                                                                    INCOME FUND        INCOME FUND
                                                                                   ---------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .....................................................   $      52,546    $        76,408
      Sweep Money Fund (Note 7) ................................................         274,976            440,642
   Interest ....................................................................       1,079,500          4,762,206
                                                                                   ---------------------------------
         Total investment income ...............................................       1,407,022          5,279,256
                                                                                   ---------------------------------
Expenses:
   Management fees (Note 3a) ...................................................          63,853            277,557
   Administrative fees (Note 3b) ...............................................          53,428            199,503
   Transfer agent fees (Note 3c) ...............................................           1,727              1,576
   Custodian fees (Note 4) .....................................................             817              9,792
   Reports to shareholders .....................................................           5,408             12,938
   Registration and filing fees ................................................          16,476             22,363
   Professional fees ...........................................................          24,311             23,464
   Trustees' fees and expenses .................................................           1,974              7,988
   Other .......................................................................          10,034             12,698
                                                                                   ---------------------------------
         Total expenses ........................................................         178,028            567,879
         Expense reductions (Note 4) ...........................................            (160)              (655)
         Expenses waived/paid by affiliates (Note 3d) ..........................         (57,666)          (141,633)
                                                                                   ---------------------------------
            Net expenses .......................................................         120,202            425,591
                                                                                   ---------------------------------
               Net investment income ...........................................       1,286,820          4,853,665
                                                                                   ---------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................        (115,827)            78,527
      Foreign currency transactions ............................................              --             35,081
      Swap agreements ..........................................................         (11,592)           (39,295)
                                                                                   ---------------------------------
               Net realized gain (loss) ........................................        (127,419)            74,313
                                                                                   ---------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................        (186,283)          (259,709)
      Translation of assets and liabilities denominated in foreign currencies ..              --                489
                                                                                   ---------------------------------
               Net change in unrealized appreciation (depreciation) ............        (186,283)          (259,220)
                                                                                   ---------------------------------
Net realized and unrealized gain (loss) ........................................        (313,702)          (184,907)
                                                                                   ---------------------------------
Net increase (decrease) in net assets resulting from operations ................   $     973,118    $     4,668,758
                                                                                   =================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 --------------------------------------------------------------
                                                                       FRANKLIN TEMPLETON              FRANKLIN TEMPLETON
                                                                     CORE FIXED INCOME FUND       CORE PLUS FIXED INCOME FUND
                                                                 --------------------------------------------------------------
                                                                      YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                                      2007            2006            2007            2006
                                                                 --------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $   1,286,820   $   1,007,846   $   4,853,665   $   4,494,619
      Net realized gain (loss) from investments, foreign
         currency transactions, and swap agreements ..........        (127,419)       (601,831)         74,313      (1,637,310)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ...................        (186,283)       (125,577)       (259,220)       (788,323)
                                                                 --------------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ...............................         973,118         280,438       4,668,758       2,068,986
   Distributions to shareholders from:
      Net investment income ..................................      (1,294,491)     (1,136,364)     (5,160,935)     (5,055,295)
      Net realized gains .....................................              --              --              --         (25,928)
                                                                 --------------------------------------------------------------
   Total distributions to shareholders .......................      (1,294,491)     (1,136,364)     (5,160,935)     (5,081,223)
                                                                 --------------------------------------------------------------
   Capital share transactions (Note 2) .......................       9,676,194      (5,548,308)      5,212,746       3,461,384
                                                                 --------------------------------------------------------------
            Net increase (decrease) in net assets ............       9,354,821      (6,404,234)      4,720,569         449,147
Net assets:
   Beginning of year .........................................      20,315,816      26,720,050      97,271,696      96,822,549
                                                                 --------------------------------------------------------------
   End of year ...............................................   $  29,670,637   $  20,315,816   $ 101,992,265   $  97,271,696
                                                                 ==============================================================
Undistributed net investment income included in net assets:
   End of year ...............................................   $      88,663   $      55,604   $     751,850   $     655,273
                                                                 ==============================================================


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Templeton Core Fixed Income Fund is diversified, and the Franklin Templeton Core Plus Fixed Income Fund is non-diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at


                                                              Annual Report | 31

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


32 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Franklin Templeton Core Plus Fixed Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Templeton Core Plus Fixed Income Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. CREDIT DEFAULT SWAPS

The Funds may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment there of in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the Funds record a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 33

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counter-party to fulfill its obligations.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


34 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                       ------------------------------------------------------
                                                         FRANKLIN TEMPLETON CORE    FRANKLIN TEMPLETON CORE
                                                           FIXED INCOME FUND         PLUS FIXED INCOME FUND
                                                       ------------------------------------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ------------------------------------------------------
Year ended July 31, 2007
   Shares sold .....................................    2,303,611   $ 22,473,947    1,991,039   $ 20,551,715
   Shares issued in reinvestment of distributions ..       23,247        225,620      140,433      1,436,888
   Shares redeemed .................................   (1,338,466)   (13,023,373)  (1,627,600)   (16,775,857)
                                                       ------------------------------------------------------
   Net increase (decrease) .........................      988,392   $  9,676,194      503,872   $  5,212,746
                                                       ======================================================
Year ended July 31, 2006
   Shares sold .....................................      537,907   $  5,266,001    1,930,452   $ 20,055,218
   Shares issued in reinvestment of distributions ..       28,063        272,048       94,088        959,786
   Shares redeemed .................................   (1,127,011)   (11,086,357)  (1,707,391)   (17,553,620)
                                                       ------------------------------------------------------
   Net increase (decrease) .........................     (561,041)  $ (5,548,308)     317,149   $  3,461,384
                                                       ======================================================


                                                              Annual Report | 35

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-----------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                          Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)           Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of each of the Funds.

Under a subadvisory agreement, FT Institutional, an affiliate of Fiduciary, provides subadvisory services to the Funds and receives from Fiduciary fees based on the average daily net assets of each of the Funds.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                             ------------------------------
                                               FRANKLIN        FRANKLIN
                                              TEMPLETON       TEMPLETON
                                              CORE FIXED   CORE PLUS FIXED
                                             INCOME FUND     INCOME FUND
                                             ------------------------------
Transfer agent fees ......................           $41              $176

D. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Templeton Core Fixed Income Fund, FT Services and Fiduciary have agreed in advance to waive a portion of their respective fees through November 30, 2008. For the Franklin Templeton Core Plus Fixed Income Fund, FT Services has agreed in advance to voluntarily waive a portion of its fees through November 30, 2008. Total expenses waived are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. After November 30, 2008, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.


36 | Annual Report

Franklin Global Trust

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2007, the capital loss carryforwards were as follows:

                                             ------------------------------
                                               FRANKLIN       FRANKLIN
                                              TEMPLETON       TEMPLETON
                                              CORE FIXED   CORE PLUS FIXED
                                             INCOME FUND     INCOME FUND
                                             ------------------------------
Capital loss carryforwards expiring in:
   2014 ..................................      $156,633        $  198,370
   2015 ..................................       431,590         1,351,118
                                             ------------------------------
                                                $588,223        $1,549,488
                                             ==============================

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Franklin Templeton Core Fixed Income Fund and the Franklin Templeton Core Plus Fixed Income Fund deferred realized capital losses of $350,792 and $1,087,736, respectively.

The tax character of distributions paid during the years ended July 31, 2007 and 2006, was as follows:

                               --------------------------------------------------
                                  FRANKLIN TEMPLETON       FRANKLIN TEMPLETON
                                     CORE FIXED              CORE PLUS FIXED
                                     INCOME FUND              INCOME FUND
                               --------------------------------------------------
                                  2007         2006         2007         2006
                               --------------------------------------------------
Distributions paid from:
   Ordinary income .........   $1,294,491   $1,136,364   $5,160,935   $5,073,292
   Long term capital gain ..           --           --           --        7,931
                               --------------------------------------------------
                               $1,294,491   $1,136,364   $5,160,935   $5,081,223
                               ==================================================


                                                              Annual Report | 37

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

At July 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                -------------------------------
                                                  FRANKLIN        FRANKLIN
                                                  TEMPLETON       TEMPLETON
                                                 CORE FIXED    CORE PLUS FIXED
                                                 INCOME FUND     INCOME FUND
                                                -------------------------------
Cost of investments .........................   $ 43,709,097   $   150,742,329
                                                ===============================
Unrealized appreciation .....................   $    138,043   $       936,196
Unrealized depreciation .....................       (428,660)       (1,295,355)
                                                -------------------------------
Net unrealized appreciation (depreciation) ..   $   (290,617)  $      (359,159)
                                                ===============================

Distributable earnings - undistributed
   ordinary income ..........................   $     79,007   $       311,241
                                                ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, pass-through entity income, paydown losses, credit default swaps, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, credit default swaps, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2007, were as follows:

                                                -------------------------------
                                                  FRANKLIN        FRANKLIN
                                                  TEMPLETON       TEMPLETON
                                                 CORE FIXED    CORE PLUS FIXED
                                                 INCOME FUND     INCOME FUND
                                                -------------------------------
Purchases ...................................   $157,533,419   $   590,914,536
Sales .......................................   $146,638,459   $   568,427,935

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


38 | Annual Report

Franklin Global Trust

8. CREDIT DEFAULT SWAPS

At July 31, 2007, the Funds had the following credit default swap contracts outstanding:

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                           PERIODIC
                                                               NOTIONAL     PAYMENT   EXPIRATION   UNREALIZED   UNREALIZED
                                                                AMOUNT       RATE        DATE         GAIN         LOSS
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Allstate Corp. (JP Morgan) ................................   $  300,000     0.25%      9/20/17      $  3,850   $       --
Anadarko Petroleum Corp. (Citigroup) ......................      300,000     0.33%      3/20/12         2,507           --

CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2 (Credit Suisse) .............................      450,000     0.60%      3/15/49            --      (54,449)
                                                                                                     ----------------------
   Unrealized gain (loss) on credit default swaps ..............................................        6,357      (54,449)
                                                                                                     ----------------------
      Net unrealized gain (loss) on credit default swaps .......................................                $  (48,092)
                                                                                                                ===========

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                           PERIODIC
                                                               NOTIONAL     PAYMENT   EXPIRATION   UNREALIZED   UNREALIZED
                                                                AMOUNT        RATE       DATE         GAIN         LOSS
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Allstate Corp. (JP Morgan) ................................   $1,000,000     0.25%      9/20/17      $ 12,834   $       --
Anadarko Petroleum Corp. (Citigroup) ......................    1,040,000     0.33%      3/20/12         8,692           --

CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2 (Credit Suisse) .............................    1,550,000     0.60%      3/15/49            --     (187,548)
LCDX NA (JP Morgan) .......................................    5,000,000     1.20%      6/20/12            --     (387,500)
                                                                                                     ----------------------
   Unrealized gain (loss) on credit default swaps ..............................................       21,526     (575,048)
                                                                                                     ----------------------
      Net unrealized gain (loss) on credit default swaps .......................................                $ (553,522)
                                                                                                                ===========

9. FORWARD EXCHANGE CONTRACTS

At July 31, 2007, the Franklin Templeton Core Plus Fixed Income Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACT   SETTLEMENT   UNREALIZED   UNREALIZED
                                                                           AMOUNT a      DATE         GAIN        (LOSS)
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
     5,291,000      Malaysian Ringitt .................................   1,543,015     8/13/07      $     --   $  (10,381)
       990,000      Euro ..............................................   1,321,422     8/20/07        34,113           --
   115,850,000      Japanese Yen ......................................     959,023     8/24/07        21,267           --

CONTRACTS TO SELL
     2,916,000      Euro ..............................................   3,892,189     8/20/07            --     (100,478)
   119,000,000      Japanese Yen ......................................     976,210     8/20/07            --      (30,159)
       620,000      Euro ..............................................     831,606     8/27/07            --      (17,538)
                                                                                                     ======================
Unrealized gain (loss) on forward exchange contracts ...........................................       55,380     (158,556)
                                                                                                     ----------------------
   Net unrealized gain (loss) on forward exchange contracts ....................................                $ (103,176)
                                                                                                                ===========

a In U.S. Dollar unless otherwise indicated.


                                                              Annual Report | 39

Franklin Global Trust

10. CREDIT RISK

The Franklin Templeton Core Plus Fixed Income Fund has 5.33% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


40 | Annual Report

Franklin Global Trust

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 41

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund, (separate portfolios of Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


42 | Annual Report

Franklin Global Trust

Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton Core Fixed Income Fund's and Franklin Templeton Core Plus Fixed Income Fund's (each, a "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Funds' fundamental investment restrictions (including three (3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

------------------------------------------------------------------------------------------------------------
                                                     % OF         % OF                     % OF       % OF
                                                  OUTSTANDING     VOTED                OUTSTANDING    VOTED
NAME                                   FOR           SHARES      SHARES    WITHHELD       SHARES     SHARES
------------------------------------------------------------------------------------------------------------
Harris J. Ashton .............   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Robert F. Carlson ............   31,255,986.306     83.526%     99.951%   15,358.451      0.041%     0.049%
Sam Ginn .....................   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Edith E. Holiday .............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Frank W.T. LaHaye ............   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Frank A. Olson ...............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Larry D. Thompson ............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
John B. Wilson ...............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Charles B. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Gregory E. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                         SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   29,754,630.388     79.514%      95.151%
Against .............................        5,747.015      0.015%       0.018%
Abstain .............................        7,315.354      0.020%       0.023%
Broker non-votes ....................    1,503,652.000      4.018%       4.808%
--------------------------------------------------------------------------------
TOTAL ...............................   31,271,344.757     83.567%     100.000%


                                                              Annual Report | 43

Franklin Global Trust

Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes three (3) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                            % OF         % OF
FRANKLIN TEMPLETON CORE                                  OUTSTANDING     VOTED
FIXED INCOME FUND                        SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ..................................   1,954,707.003     71.165%      77.444%
Against ..............................              --         --           --
Abstain ..............................              --         --           --
Broker Non-Votes .....................     569,308.000     20.727%      22.556%
--------------------------------------------------------------------------------
TOTAL ................................   2,524,015.003     91.892%     100.000%

--------------------------------------------------------------------------------
                                                            % OF         % OF
FRANKLIN TEMPLETON CORE PLUS                             OUTSTANDING     VOTED
FIXED INCOME FUND                        SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ..................................   6,132,678.868     60.854%      92.883%
Against ..............................              --         --           --
Abstain ..............................              --         --           --
Broker Non-Votes .....................     469,924.000      4.663%       7.117%
--------------------------------------------------------------------------------
TOTAL ................................   6,602,602.868     65.517%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                            % OF         % OF
FRANKLIN TEMPLETON CORE                                  OUTSTANDING     VOTED
FIXED INCOME FUND                        SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ..................................   1,954,707.003     71.165%      77.444%
Against ..............................              --         --           --
Abstain ..............................              --         --           --
Broker Non-Votes .....................     569,308.000     20.727%      22.556%
--------------------------------------------------------------------------------
TOTAL ................................   2,524,015.003     91.892%     100.000%

--------------------------------------------------------------------------------
                                                            % OF         % OF
FRANKLIN TEMPLETON CORE PLUS                             OUTSTANDING     VOTED
FIXED INCOME FUND                        SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ..................................   6,132,678.868     60.854%      92.883%
Against ..............................              --         --           --
Abstain ..............................              --         --           --
Broker Non-Votes .....................     469,924.000      4.663%       7.117%
--------------------------------------------------------------------------------
TOTAL ................................   6,602,602.868     65.517%     100.000%


44 | Annual Report

Franklin Global Trust

Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes three (3) Sub-Proposals): (CONTINUED)

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                            % OF         % OF
FRANKLIN TEMPLETON CORE                                  OUTSTANDING     VOTED
FIXED INCOME FUND                        SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ..................................   1,954,707.003     71.165%      77.444%
Against ..............................              --         --           --
Abstain ..............................              --         --           --
Broker Non-Votes .....................     569,308.000     20.727%      22.556%
--------------------------------------------------------------------------------
TOTAL ................................   2,524,015.003     91.892%     100.000%

--------------------------------------------------------------------------------
                                                             % OF        % OF
FRANKLIN TEMPLETON CORE PLUS                             OUTSTANDING     VOTED
FIXED INCOME FUND                        SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ..................................   6,132,678.868     60.854%      92.883%
Against ..............................              --         --           --
Abstain ..............................              --         --           --
Broker Non-Votes .....................     469,924.000      4.663%       7.117%
--------------------------------------------------------------------------------
TOTAL ................................   6,602,602.868     65.517%     100.000%


                                                              Annual Report | 45

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------  --------------  --------------  -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -------------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 2000      140                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                     company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee         Since 2000      121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                 Trustee         Since March     121                      Director, Chevron Corporation (global
One Franklin Parkway                            2007                                     energy company) and ICO Global
San Mateo, CA 94403-1906                                                                 Communications (Holdings) Limited
                                                                                         (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch (wireless company), PLC; Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee         Since 2000      140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                     Amerada Hess Corporation) (exploration and
San Mateo, CA 94403-1906                                                                 refining of oil and gas), H.J. Heinz
                                                                                         Company (processed foods and allied
                                                                                         products), RTI International Metals, Inc.
                                                                                         (manufacture and distribution of titanium),
                                                                                         Canadian National Railway (railroad) and
                                                                                         White Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------  --------------  --------------  -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee         Since 2000      121                      Director, Center for Creative Land
One Franklin Parkway                                                                     Recycling (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee         Since 2005      140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                     Amerada Hess Corporation) (exploration and
San Mateo, CA 94403-1906                                                                 refining of oil and gas) and Sentient Jet
                                                                                         (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee         Since March     140                      None
One Franklin Parkway                            2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee         Since 2006      121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (190-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------  --------------  --------------  -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and     Since 2000      140                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

------------------------------  --------------  --------------  -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee         Since March     91                       None
One Franklin Parkway                            2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Chief           Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer
                                Vice President  since 2004
                                - AML           and Vice
                                Compliance      President -
                                                AML
                                                Compliance
                                                since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer       Since 2004      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002      Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

------------------------------  --------------  --------------  -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -------------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)       Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and   President       Not Applicable           Not Applicable
One Franklin Parkway            Chief           since 2000
San Mateo, CA 94403-1906        Executive       and Chief
                                Officer         Executive
                                - Investment    Officer -
                                Management      Investment
                                                Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)  Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President  Since 2006      Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

------------------------------  --------------  --------------  -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -------------------------------------------
CRAIG S. TYLE (1960)            Vice President  Since 2005      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief           Since 2004      Not Applicable           Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale, FL 33394-3091  Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


50 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton


                                                              Annual Report | 51

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis and on an income return basis for Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN TEMPLETON CORE FIXED INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. This Fund has been in operation for only three full years. The Lipper report showed the Fund's income return to be in the second-highest quintile of such performance universe for both the one-year and three-year periods on an annualized basis, and its total return to be in the second-lowest quintile of such performance universe for such periods. The Board found such performance to be acceptable and noted the Fund's limited period of operations.


52 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN TEMPLETON CORE PLUS FIXED FUND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. This Fund has been in operation for only three full years. The Lipper report for the one-year period showed the Fund's income return to be in the highest quintile of such performance universe and its total return to be in the second-highest quintile of such performance universe, and for the three-year period its income and total return to be in the middle and second-highest quintiles of such universe, respectively. The Board was satisfied with the Fund's performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the contractual investment management fee rate and actual total expenses were in either the least expensive or second least expensive quintiles of their respective Lipper expense groups in the case of Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund. The Board was satisfied with these comparative expenses noting that Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost


                                                              Annual Report | 53

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Funds that have been in operation for only three full years and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


54 | Annual Report

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

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

     [LOGO](R)       FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL     600 Fifth Avenue
                     New York, NY 10020

ANNUAL REPORT

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON CORE FIXED INCOME FUND
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2 A2007 09/07





                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           JULY 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    SECTOR
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?

                    FRANKLIN GLOBAL                   Eligible shareholders can
                   REAL ESTATE FUND                   sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Global Real Estate Fund ..........................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   24

Report of Independent Registered Public Accounting Firm ...................   34

Tax Designation ...........................................................   35

Meeting of Shareholders ...................................................   36

Board Members and Officers ................................................   39

Shareholder Information ...................................................   44

--------------------------------------------------------------------------------


Annual Report

Franklin Global Real Estate Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including mainly real estate investment trusts (REITs) and REIT-like entities. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Real Estate Investment Trusts ..........................................   83.1%
Real Estate Investment & Development ...................................    7.1%
Short-Term Investments & Other Net Assets ..............................    9.8%

--------------------------------------------------------------------------------

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

Franklin Global Real Estate Fund - Class A posted a cumulative total return of +8.81% for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's (S&P)/Citigroup BMI Global REIT Index,

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in "equity" REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                               Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                          33.5%
Australia                                     18.2%
Japan                                         10.8%
Singapore                                      8.1%
U.K.                                           7.7%
Netherlands                                    2.8%
France                                         2.6%
Hong Kong                                      2.2%
Canada                                         2.0%
Norway                                         2.0%
China                                          0.3%
Short-Term Investments & Other Net Assets      9.8%

which returned +10.04% for the same period. 2 You can find more of the Fund's performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

Globally, real estate markets had mixed results as certain regions and countries fared better than others. Asian markets were among the strongest, and Singapore's REIT market increased +62.9% in local currency terms during the period. 2 The country's robust economy, buoyed by the arrival of the casino industry and booming financial markets, benefited the REIT market. With limited new office and retail supply, rents rose significantly. In addition, the Monetary Authority of Singapore's March 2007 revision to a takeover code that allowed acquisition of Singaporean REITs further enhanced this market's appeal. Japan's REIT market benefited from recovering land prices and rose +34.4% in local currency terms. 2 On the other hand, Hong Kong lagged much of the global REIT market and rose just +7.1% in local currency terms for the period. 2 The city's high interest rates and low property yields weighed on market performance.

European real estate markets were mixed. French and Dutch REIT stocks rose +20.9% and +10.7% in local currency terms, though expectations of interest rate hikes seemed to dampen investors' optimism. 2 In an environment of market consolidation, one notable event was Unibail's purchase of French rival Rodamco Europe in April 2007 to create Europe's largest commercial property company, with operations from Spain to Russia. British property stocks fell 19.7% in local currency terms during the period, despite long-awaited legislation introduced in January 2007 that launched REITs. 3 As interest rates moved above property yields, underlying U.K. real estate fundamentals started to deteriorate. Secondary retail property prices weakened while prime property prices held.

The U.S. REIT market peaked in February 2007 during the final stage of Blackstone's buyout of Equity Office Properties Trust. The market declined 20.5% in the remaining months of the period and ended flat for the year. 2 Office buildings continued to sell at record prices, but investors became wary of overstretched valuations.

2. Source: Standard & Poor's Micropal. The S&P/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status. Local property returns are from country subindexes of the S&P/Citigroup BMI Global REIT Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Standard & Poor's Micropal. Local property stock returns are from country subindexes of the S&P/Citigroup BMI Global Property Index. The index is designed to measure performance of the investible universe of publicly traded property companies. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property, such as REITs and property trusts.


4 | Annual Report

Australian REITs produced a +16.6% local-currency return in the midst of consolidation, with the takeover of three listed property trusts (LPTs) in June 2007 alone. 2 In addition, Australian companies that faced high interest rates adopted a new approach of emphasizing fund management platforms. This recurring fee structure was intended to diversify revenue sources and maximize earnings potential.

INVESTMENT STRATEGY

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We will seek to manage the Fund's exposure to various currencies, and will generally seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

For the 12 months ended July 31, 2007, several Fund holdings were stellar performers on an absolute basis and relative to the S&P/Citigroup BMI Global REIT Index. One of our top-performing stocks was Norwegian Property (not in the index). We purchased the stock for the following reasons. The Norwegian economy boasts one of the world's highest economic growth rates due to its large oil industry. In addition, the office market in Oslo, Norway's capital city, was buoyant as oil service companies and banks expanded in this booming economic environment. Furthermore, according to our analysis of property yields and rent rates, we found shares of Norwegian Property undervalued compared with REITs in other northern European capital cities. The lack of broad sell-side research coverage of the stock also added to its appeal, in our view.

Macquarie Airports (not in the index), an Australian LPT with airports in Sydney, Brussels, Copenhagen and Bristol, was another strong Fund contributor. We believed the company, which derives a significant portion of its revenues from retail operations and airport parking, should continue to benefit from tight airport security measures that force passengers to spend more time in terminals. We also believed that analysts undervalued the airport assets while using a high discount rate. The price Dubai Aerospace bid for competitor

TOP 10 HOLDINGS
7/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Westfield Group                                                            4.5%
   EQUITY REIT - RETAIL, AUSTRALIA
--------------------------------------------------------------------------------
Simon Property Group Inc.                                                  3.1%
   EQUITY REIT - RETAIL, U.S.
--------------------------------------------------------------------------------
Land Securities Group                                                      2.7%
   EQUITY REIT - RETAIL, U.K.
--------------------------------------------------------------------------------
SL Green Realty Corp.                                                      2.5%
   EQUITY REIT - OFFICE, U.S.
--------------------------------------------------------------------------------
General Growth Properties Inc.                                             2.5%
   EQUITY REIT - RETAIL, U.S.
--------------------------------------------------------------------------------
Kimco Realty Corp                                                          2.4%
   EQUITY REIT - RETAIL, U.S.
--------------------------------------------------------------------------------
Vornado Realty Trust                                                       2.3%
   EQUITY REIT - DIVERSIFIED PROPERTY, U.S.
--------------------------------------------------------------------------------
AvalonBay Communities Inc.                                                 2.3%
   EQUITY REIT - APARTMENTS, U.S.
--------------------------------------------------------------------------------
British Land Co. PLC                                                       2.3%
   EQUITY REIT - DIVERSIFIED PROPERTY, U.K.
--------------------------------------------------------------------------------
Nationwide Health Properties Inc.                                          2.3%
   EQUITY REIT - HEALTH CARE, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 5

Auckland Airport in July 2007 set a higher benchmark for airport stocks with significant retail properties.

Another top Fund performer was Allco Commercial Real Estate Investment Trust, a Singapore REIT that also has properties in western Australia. Our due diligence process revealed Allco owned a 50% interest in the landmark Central Park office tower in Perth, the only major city in booming western Australia, a region that exports iron and other sought-after commodities to China. The property was almost fully occupied during a period of low supply and high demand. Later in the period, Allco also benefited from the Singapore office market's strong growth.

Investors should note that we maintained our currency hedging position of being hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns would have been higher had we not hedged the foreign currency exposure.

There were also some detractors from absolute and relative Fund performance such as BioMed Realty Trust, a U.S.-based owner of highly specialized research facilities serving the life sciences industry. Maguire Properties, a U.S. office REIT with properties primarily in California, was another disappointment. This REIT was hit by higher vacancy rates in the Orange County office market and by the bankruptcy of New Century Financial, a large tenant.

Finally, Equity Office Properties Trust, which we did not own, weighed on the Fund's relative returns. We did not hold shares of Equity Office Properties prior to the Blackstone bid because we believed the stock offered a low dividend yield and had exposure to oversupplied markets, which are not appealing attributes for our high income and low volatility investment strategy.


6 | Annual Report

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ John W. Foster

                    John W. Foster
                    Portfolio Manager
                    Franklin Global Real Estate Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 7/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FAGRX)                          CHANGE   7/31/07   7/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.54    $10.87    $10.33
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.3765
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0271
--------------------------------------------------------------------------------
         TOTAL                        $0.4036
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                            CHANGE   7/31/07   7/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.50    $10.82    $10.32
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.3440
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0271
--------------------------------------------------------------------------------
         TOTAL                        $0.3711
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVGRX)                    CHANGE   7/31/07   7/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.55    $10.89    $10.34
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.4004
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0271
--------------------------------------------------------------------------------
         TOTAL                        $0.4275
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                                                  COMMENCEMENT
                                                                 OF OPERATIONS
CLASS A                                             1-YEAR         (6/16/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                           +8.81%          +12.40%
--------------------------------------------------------------------------------
Average Annual Total Return 3                       +2.56%           +5.26%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $10,256          $10,594
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5                 +12.15%          +13.26%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     1.61%
--------------------------------------------------------------------------------
      With Waiver                        1.40%
--------------------------------------------------------------------------------
                                                                  COMMENCEMENT
                                                                 OF OPERATIONS
CLASS C                                             1-YEAR         (6/16/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                           +8.13%          +11.60%
--------------------------------------------------------------------------------
Average Annual Total Return 3                       +7.13%          +10.23%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $10,713          $11,160
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5                 +17.29%          +19.20%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     2.26%
--------------------------------------------------------------------------------
      With Waiver                        2.05%
--------------------------------------------------------------------------------
                                                                  COMMENCEMENT
                                                                 OF OPERATIONS
ADVISOR CLASS                                       1-YEAR         (6/16/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                           +9.12%          +12.83%
--------------------------------------------------------------------------------
Average Annual Total Return 3                       +9.12%          +11.32%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $10,912          $11,283
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5                 +19.32%          +20.32%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     1.26%
--------------------------------------------------------------------------------
      With Waiver                        1.05%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 11/30/08.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                       7/31/07
-------------------------------------
1-Year                         +2.56%
-------------------------------------
Commencement Of Operations
(6/16/06)                      +5.26%
-------------------------------------

CLASS A (6/16/06-7/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Franklin Global Real            S&P/Citigroup BMI
      Date                    Estate Fund               Global REIT Index 7
---------------------------------------------------------------------------
    6/15/2006                  $ 9,425                        $ 10,000
    6/30/2006                  $ 9,566                        $ 10,210
    7/31/2006                  $ 9,736                        $ 10,603
    8/31/2006                  $ 9,981                        $ 10,972
    9/30/2006                  $10,160                        $ 11,217
   10/31/2006                  $10,631                        $ 11,837
   11/30/2006                  $10,980                        $ 12,465
   12/31/2006                  $11,349                        $ 12,603
    1/31/2007                  $11,919                        $ 13,425
    2/28/2007                  $11,939                        $ 13,386
    3/31/2007                  $11,933                        $ 13,341
    4/30/2007                  $11,992                        $ 13,435
    5/31/2007                  $12,283                        $ 13,523
    6/30/2007                  $11,386                        $ 12,467
    7/31/2007                  $10,594                        $ 11,651

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                       7/31/07
-------------------------------------
1-Year                         +7.13%
-------------------------------------
Commencement Of Operations
(6/16/06)                     +10.23%
-------------------------------------

CLASS C (6/16/06-7/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Franklin Global Real            S&P/Citigroup BMI
      Date                    Estate Fund               Global REIT Index 7
---------------------------------------------------------------------------
    6/15/2006                  $ 10,000                       $ 10,000
    6/30/2006                  $ 10,150                       $ 10,210
    7/31/2006                  $ 10,320                       $ 10,603
    8/31/2006                  $ 10,580                       $ 10,972
    9/30/2006                  $ 10,770                       $ 11,217
   10/31/2006                  $ 11,260                       $ 11,837
   11/30/2006                  $ 11,620                       $ 12,465
   12/31/2006                  $ 12,004                       $ 12,603
    1/31/2007                  $ 12,598                       $ 13,425
    2/28/2007                  $ 12,619                       $ 13,386
    3/31/2007                  $ 12,600                       $ 13,341
    4/30/2007                  $ 12,651                       $ 13,435
    5/31/2007                  $ 12,950                       $ 13,523
    6/30/2007                  $ 12,008                       $ 12,467
    7/31/2007                  $ 11,160                       $ 11,651

10 | Annual Report

ADVISOR CLASS (6/16/06-7/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Franklin Global Real            S&P/Citigroup BMI
      Date                    Estate Fund               Global REIT Index 7
---------------------------------------------------------------------------
    6/15/2006                  $ 10,000                       $ 10,000
    6/30/2006                  $ 10,160                       $ 10,210
    7/31/2006                  $ 10,340                       $ 10,603
    8/31/2006                  $ 10,600                       $ 10,972
    9/30/2006                  $ 10,790                       $ 11,217
   10/31/2006                  $ 11,290                       $ 11,837
   11/30/2006                  $ 11,670                       $ 12,465
   12/31/2006                  $ 12,061                       $ 12,603
    1/31/2007                  $ 12,677                       $ 13,425
    2/28/2007                  $ 12,708                       $ 13,386
    3/31/2007                  $ 12,698                       $ 13,341
    4/30/2007                  $ 12,760                       $ 13,435
    5/31/2007                  $ 13,079                       $ 13,523
    6/30/2007                  $ 12,126                       $ 12,467
    7/31/2007                  $ 11,283                       $ 11,651

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
ADVISOR CLASS                 7/31/07
-------------------------------------
1-Year                         +9.12%
-------------------------------------
Commencement Of Operations
(6/16/06)                     +11.32%
-------------------------------------

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRY. FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. The manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed the amount shown with waiver (other than certain non-routine expenses) for each share class until 11/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The S&P/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.


                                                              Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                              VALUE 2/1/07        VALUE 7/31/07     PERIOD* 2/1/07-7/31/07
------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $  888.80               $ 6.56
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,017.85               $ 7.00
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $  885.80               $ 9.59
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,014.63               $10.24
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $  890.10               $ 4.92
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,019.59               $ 5.26
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.40%; C: 2.05%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 13

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                               -------------------------
                                                                                                  YEAR ENDED JULY 31,
CLASS A                                                                                           2007         2006 f
                                                                                               -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................................   $    10.33    $    10.00
                                                                                               -------------------------
Income from investment operations a:
   Net investment income b .................................................................         0.35          0.03
   Net realized and unrealized gains (losses) ..............................................         0.59          0.30
                                                                                               -------------------------
Total from investment operations ...........................................................         0.94          0.33
                                                                                               -------------------------
Less distributions from:
   Net investment income ...................................................................        (0.37)           --
   Net realized gains ......................................................................        (0.03)           --
                                                                                               -------------------------
Total distributions ........................................................................        (0.40)           --
                                                                                               -------------------------
Redemption fees ............................................................................           -- e          --
                                                                                               -------------------------
Net asset value, end of year ...............................................................   $    10.87    $    10.33
                                                                                               =========================

Total return c .............................................................................         8.81%         3.30%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates and expense reduction ....................         1.86%         6.25%
Expenses net of waiver and payments by affiliates ..........................................         1.41%         2.09%
Expenses net of waiver and payments by affiliates and expense reduction ....................         1.40%         1.40%
Net investment income ......................................................................         2.94%         2.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................................   $   33,409    $    5,488
Portfolio turnover rate ....................................................................        81.30%        13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period June 16, 2006 (commencement of operations) to July 31, 2006.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                               -------------------------
                                                                                                  YEAR ENDED JULY 31,
CLASS C                                                                                           2007         2006 f
                                                                                               -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................................   $    10.32    $    10.00
                                                                                               -------------------------
Income from investment operations a:
   Net investment income b .................................................................         0.29          0.01
   Net realized and unrealized gains (losses) ..............................................         0.58          0.31
                                                                                               -------------------------
Total from investment operations ...........................................................         0.87          0.32
                                                                                               -------------------------
Less distributions from:
   Net investment income ...................................................................        (0.34)           --
   Net realized gains ......................................................................        (0.03)           --
                                                                                               -------------------------
Total distributions ........................................................................        (0.37)           --
                                                                                               -------------------------
Redemption fees ............................................................................           -- e          --
                                                                                               -------------------------
Net asset value, end of year ...............................................................   $    10.82    $    10.32
                                                                                               =========================

Total return c .............................................................................         8.13%         3.20%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates and expense reduction ....................         2.51%         6.90%
Expenses net of waiver and payments by affiliates ..........................................         2.06%         2.74%
Expenses net of waiver and payments by affiliates and expense reduction ....................         2.05%         2.05%
Net investment income ......................................................................         2.29%         1.56%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................................   $    9,192    $      140
Portfolio turnover rate ....................................................................        81.30%        13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period June 16, 2006 (commencement of operations) to July 31, 2006.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                               -------------------------
                                                                                                  YEAR ENDED JULY 31,
ADVISOR CLASS                                                                                     2007         2006 f
                                                                                               -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................................   $    10.34    $    10.00
                                                                                               -------------------------
Income from investment operations a:
   Net investment income b .................................................................         0.39          0.02
   Net realized and unrealized gains (losses) ..............................................         0.59          0.32
                                                                                               -------------------------
Total from investment operations ...........................................................         0.98          0.34
                                                                                               -------------------------
Less distributions from:
   Net investment income ...................................................................        (0.40)           --
   Net realized gains ......................................................................        (0.03)           --
                                                                                               -------------------------
Total distributions ........................................................................        (0.43)           --
                                                                                               -------------------------
Redemption fees ............................................................................           -- e          --
                                                                                               -------------------------
Net asset value, end of year ...............................................................   $    10.89    $    10.34
                                                                                               =========================

Total return c .............................................................................         9.12%         3.40%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates and expense reduction ....................         1.51%         5.90%
Expenses net of waiver and payments by affiliates ..........................................         1.06%         1.74%
Expenses net of waiver and payments by affiliates and expense reduction ....................         1.05%         1.05%
Net investment income ......................................................................         3.29%         2.56%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................................   $   34,631    $    1,221
Portfolio turnover rate ....................................................................        81.30%        13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period June 16, 2006 (commencement of operations) to July 31, 2006.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL REAL ESTATE FUND                                                    COUNTRY              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 90.2%
  COMMON STOCKS 89.7%
  EQUITY REIT - APARTMENTS 4.8%
  AvalonBay Communities Inc. ..................................................    United States             16,600   $  1,792,303
  Equity Residential ..........................................................    United States             18,000        716,580
  Nippon Accommodations Fund Inc. .............................................        Japan                     52        368,343
  Nippon Residential Investment Corp. .........................................        Japan                    150        822,195
                                                                                                                      -------------
                                                                                                                         3,699,421
                                                                                                                      -------------
  EQUITY REIT - DIVERSIFIED PROPERTY 17.7%
  Allco Commercial Real Estate Investment Trust ...............................      Singapore            2,042,380      1,495,311
  British Land Co. PLC ........................................................   United Kingdom             70,320      1,777,074
  Challenger Diversified Property Group .......................................      Australia              900,879        794,739
  Charter Hall Group ..........................................................      Australia              237,566        575,070
  DB RREEF Trust ..............................................................      Australia              411,150        636,055
  General Property Trust ......................................................      Australia              195,745        752,463
  GZI REIT ....................................................................      Hong Kong            1,879,000        751,485
  Liberty Property Trust ......................................................    United States             18,700        701,437
  Mirvac Group ................................................................      Australia              142,589        624,694
  Mori Hills REIT Investment Corp. ............................................        Japan                     82        746,806
  Stockland ...................................................................      Australia              167,276      1,102,126
  Valad Property Group ........................................................      Australia              757,706      1,194,787
  Vornado Realty Trust ........................................................    United States             16,800      1,798,104
  Wereldhave NV ...............................................................     Netherlands               5,830        740,643
                                                                                                                      -------------
                                                                                                                        13,690,794
                                                                                                                      -------------
  EQUITY REIT - HEALTH CARE 4.3%
  Nationwide Health Properties Inc. ...........................................    United States             73,700      1,756,271
  OMEGA Healthcare Investors Inc. .............................................    United States             46,700        603,831
  Ventas Inc. .................................................................    United States             30,600        998,172
                                                                                                                      -------------
                                                                                                                         3,358,274
                                                                                                                      -------------
  EQUITY REIT - HOTELS 2.8%
  Host Hotels & Resorts Inc. ..................................................    United States             69,000      1,457,280
  LaSalle Hotel Properties ....................................................    United States             17,000        680,510
                                                                                                                      -------------
                                                                                                                         2,137,790
                                                                                                                      -------------
  EQUITY REIT - INDUSTRIAL 7.1%
  AMB Property Corp. ..........................................................    United States             12,900        687,312
  Ascendas REIT ...............................................................      Singapore              128,000        228,798
  Goodman Group ...............................................................      Australia              200,163      1,037,302
  Japan Logistics Fund Inc. ...................................................        Japan                     51        428,351
  Mapletree Logistics Trust ...................................................      Singapore            1,464,992      1,294,828
a Mapletree Logistics Trust, 144A .............................................      Singapore              240,800        212,830
  ProLogis ....................................................................    United States             27,600      1,570,440
                                                                                                                      -------------
                                                                                                                         5,459,861
                                                                                                                      -------------
  EQUITY REIT - OFFICE 16.3%
  BioMed Realty Trust Inc. ....................................................    United States             20,400        445,536
  Boston Properties Inc. ......................................................    United States             16,200      1,530,738


                                                              Annual Report | 17

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL REAL ESTATE FUND                                                    COUNTRY              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  EQUITY REIT - OFFICE (CONTINUED)
  CapitaCommercial Trust ......................................................      Singapore              502,000   $    880,760
  Champion REIT ...............................................................      Hong Kong            1,232,000        703,667
  Commonwealth Property Office Fund ...........................................      Australia              176,290        240,417
  Digital Realty Trust Inc. ...................................................    United States             20,400        676,260
  Japan Real Estate Investment Co. ............................................        Japan                    119      1,364,759
  Kenedix Realty Investment Corp. .............................................        Japan                     92        666,425
a Kenedix Realty Investment Corp., 144A .......................................        Japan                     13         94,169
  Macquarie Office Trust ......................................................      Australia              587,130        765,673
  MID REIT Inc. ...............................................................        Japan                    221      1,025,003
  Nippon Building Fund Inc. ...................................................        Japan                     51        679,513
  Nippon Commercial Investment Corp. ..........................................        Japan                    115        504,280
  Nomura Real Estate Office Fund Inc. .........................................        Japan                     20        185,521
  Orix Jreit Inc. .............................................................        Japan                     76        598,592
  Prosperity REIT .............................................................      Hong Kong            1,180,000        247,272
  SL Green Realty Corp. .......................................................    United States             16,100      1,954,862
                                                                                                                      -------------
                                                                                                                        12,563,447
                                                                                                                      -------------
  EQUITY REIT - OTHER 0.1%
  JER Investors Trust Inc. ....................................................    United States              3,900         42,783
                                                                                                                      -------------
  EQUITY REIT - RETAIL 28.5%
  CapitaMall Trust ............................................................      Singapore              459,000      1,138,342
b CapitaRetail China Trust ....................................................        China                119,000        218,205
  Centro Shopping America Trust ...............................................      Australia              309,921        306,427
  Eurocommercial Properties NV ................................................     Netherlands              20,660      1,012,536
  General Growth Properties Inc. ..............................................    United States             40,300      1,933,594
  Hammerson PLC ...............................................................   United Kingdom             29,810        726,690
  Japan Retail Fund Investment Corp. ..........................................        Japan                    102        832,618
  Kimco Realty Corp. ..........................................................    United States             49,900      1,862,767
  Land Securities Group PLC ...................................................   United Kingdom             60,080      2,065,078
  Liberty International PLC ...................................................   United Kingdom             35,800        754,895
  Macquarie CountryWide Trust .................................................      Australia              367,076        616,368
  Macquarie DDR Trust .........................................................      Australia              608,532        619,825
  Macquarie MEAG Prime REIT ...................................................      Singapore            1,213,882      1,000,826
  RioCan REIT .................................................................       Canada                 35,500        751,992
  Simon Property Group Inc. ...................................................    United States             28,000      2,422,840
  Taubman Centers Inc. ........................................................    United States             23,500      1,130,115
  Unibail-Rodamco .............................................................       France                  4,979      1,183,538
  Westfield Group .............................................................      Australia              214,077      3,476,025
                                                                                                                      -------------
                                                                                                                        22,052,681
                                                                                                                      -------------
  EQUITY REIT - STORAGE 1.0%
  Public Storage ..............................................................    United States             10,700        749,963
                                                                                                                      -------------


18 | Annual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL REAL ESTATE FUND                                                    COUNTRY               SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  REAL ESTATE INVESTMENT & DEVELOPMENT 7.1%
  Eurosic .....................................................................       France                 11,210   $    797,463
  Koninklijke Vopak NV ........................................................     Netherlands               6,770        392,723
  Macquarie Airports ..........................................................      Australia              364,855      1,359,001
  Norwegian Property ASA ......................................................       Norway                128,980      1,554,763
  Songbird Estates PLC, B .....................................................   United Kingdom            117,310        588,028
  Westshore Terminals Income Fund .............................................       Canada                 62,000        822,289
                                                                                                                      -------------
                                                                                                                         5,514,267
                                                                                                                      -------------
  TOTAL COMMON STOCKS (COST $72,508,849) ......................................                                         69,269,281
                                                                                                                      -------------
  PREFERRED STOCKS 0.5%
  EQUITY REIT - OFFICE 0.5%
  Highwoods Properties Inc., 8.00%, pfd., B ...................................    United States              6,116        153,145
  Maguire Properties Inc., 7.625%, pfd., A ....................................    United States              9,375        217,125
                                                                                                                      -------------
  TOTAL PREFERRED STOCKS (COST $386,978) ......................................                                            370,270
                                                                                                                      -------------
  TOTAL LONG TERM INVESTMENTS (COST $72,895,827) ..............................                                         69,639,551
                                                                                                                      -------------

                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
  SHORT TERM INVESTMENT (COST $3,500,000) 4.5%
  TIME DEPOSIT 4.5%
  Paribas Corp., 5.34%, 8/01/07 ...............................................    United States   $      3,500,000      3,500,000
                                                                                                                      -------------
  TOTAL INVESTMENTS (COST $76,395,827) 94.7% ..................................                                         73,139,551
  NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (1.0)% ....................                                           (756,659)
  OTHER ASSETS, LESS LIABILITIES 6.3% .........................................                                          4,849,666
                                                                                                                      -------------
  NET ASSETS 100.0% ...........................................................                                       $ 77,232,558
                                                                                                                      =============

SELECTED PORTFOLIO ABBREVIATION

REIT - Real Estate Investment Trust

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the value of these securities was $306,999, representing 0.40% of net assets.

b Non-income producing for the twelve months ended July 31, 2007.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2007

                                                                          -------------
                                                                            FRANKLIN
                                                                             GLOBAL
                                                                          REAL ESTATE
                                                                              FUND
                                                                          -------------
Assets:
   Investments in securities:
      Cost ............................................................   $ 76,395,827
                                                                          =============
      Value ...........................................................   $ 73,139,551
   Cash ...............................................................        392,460
   Foreign currency, at value (cost $164,822) .........................        165,474
   Receivables:
      Investment securities sold ......................................      5,289,563
      Capital shares sold .............................................        384,685
      Dividends .......................................................        302,186
   Unrealized gain on forward exchange contracts (Note 7) .............        144,422
                                                                          -------------
         Total assets .................................................     79,818,341
                                                                          -------------
Liabilities:
   Payables:
      Investment securities purchased .................................      1,007,606
      Capital shares redeemed .........................................        628,689
      Affiliates ......................................................         26,352
   Unrealized loss on forward exchange contracts (Note 7) .............        901,081
   Accrued expenses and other liabilities .............................         22,055
                                                                          -------------
         Total liabilities ............................................      2,585,783
                                                                          -------------
            Net assets, at value ......................................   $ 77,232,558
                                                                          =============
Net assets consist of:
   Paid-in capital ....................................................   $ 82,662,937
   Undistributed net investment income ................................      1,080,539
   Net unrealized appreciation (depreciation) .........................     (4,010,858)
   Accumulated net realized gain (loss) ...............................     (2,500,060)
                                                                          -------------
            Net assets, at value ......................................   $ 77,232,558
                                                                          =============


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2007

                                                                          -------------
                                                                            FRANKLIN
                                                                             GLOBAL
                                                                          REAL ESTATE
                                                                              FUND
                                                                          -------------
CLASS A:
   Net assets, at value ...............................................   $ 33,409,114
                                                                          =============
   Shares outstanding .................................................      3,073,551
                                                                          =============
   Net asset value per share a ........................................   $      10.87
                                                                          =============
   Maximum offering price per share (net asset value per
     share / 94.25%) ..................................................   $      11.53
                                                                          =============
CLASS C:
   Net assets, at value ...............................................   $  9,192,046
                                                                          =============
   Shares outstanding .................................................        849,468
                                                                          =============
   Net asset value and maximum offering price per share a .............   $      10.82
                                                                          =============
ADVISOR CLASS:
   Net assets, at value ...............................................   $ 34,631,398
                                                                          =============
   Shares outstanding .................................................      3,180,027
                                                                          =============
   Net asset value and maximum offering price per share a .............   $      10.89
                                                                          =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2007

                                                                                             -------------
                                                                                                FRANKLIN
                                                                                                 GLOBAL
                                                                                              REAL ESTATE
                                                                                                  FUND
                                                                                             -------------
Investment income:
   Dividends (net of foreign taxes of $81,413) ...........................................   $  1,897,143
   Interest ..............................................................................        147,320
                                                                                             -------------
         Total investment income .........................................................      2,044,463
                                                                                             -------------
Expenses:
   Management fees (Note 3a) .............................................................        375,333
   Administrative fees (Note 3b) .........................................................         93,833
   Distribution fees: (Note 3c)
      Class A ............................................................................         70,013
      Class C ............................................................................         43,827
   Transfer agent fees (Note 3e) .........................................................         51,924
   Custodian fees (Note 4) ...............................................................          7,537
   Reports to shareholders ...............................................................         24,734
   Registration and filing fees ..........................................................         67,019
   Professional fees .....................................................................         29,333
   Trustees' fees and expenses ...........................................................          2,140
   Amortization of offering costs ........................................................         53,151
   Other .................................................................................          6,717
                                                                                             -------------
         Total expenses ..................................................................        825,561
         Expense reductions (Note 4) .....................................................         (2,685)
         Expenses waived/paid by affiliates (Note 3f) ....................................       (214,298)
                                                                                             -------------
            Net expenses .................................................................        608,578
                                                                                             -------------
               Net investment income .....................................................      1,435,885
                                                                                             -------------
Realized and unrealized losses:
   Net realized gain (loss) from:
      Investments ........................................................................       (833,617)
      Foreign currency transactions ......................................................       (621,180)
                                                                                             -------------
               Net realized gain (loss) ..................................................     (1,454,797)
                                                                                             -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ........................................................................     (4,186,324)
      Translation of assets and liabilities denominated in foreign currencies ............          2,096
                                                                                             -------------
               Net change in unrealized appreciation (depreciation) ......................     (4,184,228)
                                                                                             -------------
Net realized and unrealized gain (loss) ..................................................     (5,639,025)
                                                                                             -------------
Net increase (decrease) in net assets resulting from operations ..........................   $ (4,203,140)
                                                                                             =============


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ---------------------------
                                                                                                        FRANKLIN GLOBAL
                                                                                                        REAL ESTATE FUND
                                                                                                  ---------------------------
                                                                                                       YEAR ENDED JULY 31,
                                                                                                      2007          2006 a
                                                                                                  ---------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................................   $  1,435,885   $    16,122
      Net realized gain (loss) from investments and foreign currency transactions .............     (1,454,797)       (7,027)
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies .............................     (4,184,228)      173,370
                                                                                                  ---------------------------
            Net increase (decrease) in net assets resulting from operations ...................     (4,203,140)      182,465
                                                                                                  ---------------------------
Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................................       (552,979)           --
         Class C ..............................................................................       (103,871)           --
         Advisor Class ........................................................................       (742,547)           --
      Net realized gains:
         Class A ..............................................................................        (28,561)           --
         Class C ..............................................................................         (5,471)           --
         Advisor Class ........................................................................        (39,461)           --
                                                                                                  ---------------------------
   Total distributions to shareholders ........................................................     (1,472,890)           --
                                                                                                  ---------------------------
   Capital share transactions: (Note 2)
         Class A ..............................................................................     30,514,540     5,315,548
         Class C ..............................................................................      9,933,533       137,777
         Advisor Class ........................................................................     35,611,602     1,213,077
                                                                                                  ---------------------------
   Total capital share transactions ...........................................................     76,059,675     6,666,402
                                                                                                  ---------------------------
   Redemption fees ............................................................................             46            --
                                                                                                  ---------------------------
            Net increase (decrease) in net assets .............................................     70,383,691     6,848,867
Net assets:
   Beginning of year ..........................................................................      6,848,867            --
                                                                                                  ---------------------------
   End of year ................................................................................   $ 77,232,558   $ 6,848,867
                                                                                                  ===========================
Undistributed net investment income included in net assets:
   End of year ................................................................................   $  1,080,539   $    48,876
                                                                                                  ===========================

a For the period June 16, 2006 (commencement of operations) to July 31, 2006.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 23

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Global Real Estate Fund (the
Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair


24 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 25

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


26 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                         --------------------------------------------------------------
                                                             YEAR ENDED JULY 31,
                                                    2007                              2006 a
                                         --------------------------------------------------------------
                                           SHARES         AMOUNT               SHARES        AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
   Shares sold ......................     3,078,557    $  36,862,501          531,780    $   5,320,187
   Shares issued in reinvestment
      of distributions ..............        30,384          358,403               --               --
   Shares redeemed ..................      (566,717)      (6,706,364)            (453)          (4,639)
                                         --------------------------------------------------------------
   Net increase (decrease) ..........     2,542,224    $  30,514,540          531,327    $   5,315,548
                                         ==============================================================


                                                              Annual Report | 27

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         --------------------------------------------------------------
                                                             YEAR ENDED JULY 31,
                                                    2007                              2006 a
                                         --------------------------------------------------------------
                                           SHARES         AMOUNT               SHARES        AMOUNT
                                         --------------------------------------------------------------
CLASS C SHARES:
   Shares sold ......................       951,834    $  11,306,579           13,569    $     137,777
   Shares issued in reinvestment
      of distributions ................       8,109           94,890               --               --
   Shares redeemed ..................      (124,044)      (1,467,936)              --               --
                                         --------------------------------------------------------------
   Net increase (decrease) ..........       835,899    $   9,933,533           13,569    $     137,777
                                         ==============================================================
ADVISOR CLASS SHARES:
   Shares sold ......................     3,195,707    $  37,169,648          118,068    $   1,213,077
   Shares issued in reinvestment
      of distributions .................      6,292           72,808               --               --
   Shares redeemed ..................      (140,040)      (1,630,854)              --               --
                                         --------------------------------------------------------------
   Net increase (decrease)                3,061,959    $  35,611,602          118,068    $   1,213,077
                                          =============================================================

a For the period June 16, 2006 (commencement of operations) to July 31, 2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
------------------------------------------------------------------------------------------
Franklin Templeton Institutional, LLC (FT Institutional)         Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-----------------------------------------------------------------------------
       0.800%           Up to and including $500 million
       0.700%           Over $500 million, up to and including $1 billion
       0.650%           Over $1 billion, up to and including $1.5 billion
       0.600%           Over $1.5 billion, up to and including $6.5 billion
       0.580%           Over $6.5 billion, up to and including $11.5 billion
       0.560%           Over $11.5 billion, up to and including $16.5 billion
       0.540%           Over $16.5 billion, up to and including $19 billion
       0.530%           Over $19 billion, up to and including $21.5 billion
       0.520%           In excess of $21.5 billion


28 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .........................................................        0.35%
Class C .........................................................        1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $ 103,765
Contingent deferred sales charges retained ......................   $   2,851

E. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Fund paid transfer agent fees of $51,924, of which $30,017 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and FT Institutional have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and FT Institutional may discontinue this waiver at any time upon notice to the Fund's Board of Trustees

G. OTHER AFFILIATED TRANSACTIONS

At July 31, 2007, Franklin Advisers, Inc. owned 7.01% of the Fund's outstanding shares.


                                                              Annual Report | 29

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended July 31, 2007, the Fund utilized $5,415 of capital loss carryforwards.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized capital losses and realized currency losses of $1,552,541 and $1,196,322, respectively.

The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006, was as follows:

                                                -------------------------
                                                    2007          2006
                                                -------------------------
Distributions paid from ordinary income .....   $ 1,472,890   $        --

At July 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .......................................   $ 78,829,051
                                                              =============

Unrealized appreciation ...................................   $    564,425
Unrealized depreciation ...................................     (6,253,925)
                                                              -------------
Net unrealized appreciation (depreciation) ................   $ (5,689,500)
                                                              =============

Undistributed ordinary income .............................   $  3,091,179
Undistributed long term capital gains .....................          8,437
                                                              -------------
Distributable earnings ....................................   $  3,099,616
                                                              =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.


30 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2007, aggregated $103,329,332 and $35,781,576, respectively.

7. FORWARD EXCHANGE CONTRACTS

At July 31, 2007, the Fund had the following forward exchange contracts outstanding:

------------------------------------------------------------------------------------------------------------
                                                           CONTRACT    SETTLEMENT   UNREALIZED   UNREALIZED
                                                           AMOUNT a       DATE         GAIN         LOSS
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
          521,559   Australian Dollar .................      438,000     9/17/07    $    5,869   $       --
          535,601   Australian Dollar .................      456,000     9/17/07            --         (180)
          258,324   British Pound .....................      523,000     9/17/07         1,395           --
        2,541,188   Norwegian Krona ...................      430,000     9/17/07         6,398           --
        3,604,463   Norwegian Krona ...................      630,000     9/17/07            --      (11,006)
          897,569   Singapore Dollar ..................      595,000     9/17/07            --         (731)
       65,331,588   Japanese Yen ......................      543,000     9/18/07        11,518           --
       76,476,960   Japanese Yen ......................      648,000     9/18/07         1,117           --
       83,429,846   Japanese Yen ......................      698,000     9/18/07        10,132           --

CONTRACTS TO SELL
          527,313   Australian Dollar .................      459,000     9/17/07        10,233           --
          601,947   Australian Dollar .................      525,000     9/17/07        12,717           --
          925,398   Australian Dollar .................      795,000     9/17/07         7,446           --
        1,147,002   Australian Dollar .................    1,012,000     9/17/07        35,852           --
       14,758,853   Australian Dollar .................   12,361,425     9/17/07            --     (198,998)
          217,832   British Pound .....................      442,000     9/17/07            --         (196)
          270,195   British Pound .....................      549,000     9/17/07           508           --
          373,369   British Pound .....................      504,000     9/17/07            --       (7,668)
          910,853   British Pound .....................    1,833,000     9/17/07            --      (16,023)
        1,699,585   British Pound .....................    3,348,692     9/17/07            --     (101,450)
          503,955   Canadian Dollar ...................      484,000     9/17/07        11,145           --
          993,531   Canadian Dollar ...................      953,000     9/17/07        20,782           --
          321,360   Euro ..............................      444,000     9/17/07         3,606           --
        2,262,206   Euro ..............................    3,015,815     9/17/07            --      (84,331)
       12,989,282   Hong Kong Dollar ..................    1,665,848     9/17/07         3,673           --
       16,817,688   Norwegian Krona ...................    2,765,976     9/17/07            --     (122,123)
        1,150,859   Singapore Dollar ..................      764,000     9/17/07         2,031           --
       10,416,293   Singapore Dollar ..................    6,797,816     9/17/07            --      (98,681)
    1,182,591,981   Japanese Yen ......................    9,777,851     9/18/07            --     (259,694)
                                                                                    ------------------------
Unrealized gain (loss) on forward exchange contracts ............................      144,422     (901,081)
                                                                                    ------------------------
   Net unrealized gain (loss) on forward exchange contracts .....................                $ (756,659)
                                                                                                 ===========

a In U.S. Dollar unless otherwise indicated.


                                                              Annual Report | 31

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


32 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 33

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN GLOBAL REAL ESTATE FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (one of the funds constituting the Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2007, the results of each of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 16, 2006 (commencement of operations) through July 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


34 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $8,437 as a long term capital gain dividend for the fiscal year ended July 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $76,680 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $357,379 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2007 more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in September 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the January 31, 2008, semi-annual report of the Fund. In addition, in January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2007.


                                                              Annual Report | 35

Franklin Global Trust

Franklin Global Real Estate Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton Global Real Estate Fund's (the "Fund") fundamental investment restrictions (including five (5) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.
T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including five (5) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

-------------------------------------------------------------------------------------------------------
                                                     % OF      % OF                   % OF       % OF
                                                 OUTSTANDING   VOTED               OUTSTANDING  VOTED
NAME                                   FOR         SHARES     SHARES    WITHHELD     SHARES     SHARES
-------------------------------------------------------------------------------------------------------
Harris J. Ashton ............    31,256,072.485    83.526%    99.951%  15,272.272    0.041%     0.049%
Robert F. Carlson ...........    31,255,986.306    83.526%    99.951%  15,358.451    0.041%     0.049%
Sam Ginn ....................    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%
Edith E. Holiday ............    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%
Frank W. T. LaHaye ..........    31,256,072.485    83.526%    99.951%  15,272.272    0.041%     0.049%
Frank A. Olson ..............    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%
Larry D. Thompson ...........    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%
John B. Wilson ..............    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%
Charles B. Johnson ..........    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%
Gregory E. Johnson ..........    31,256,095.288    83.526%    99.951%  15,249.469    0.041%     0.049%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

-----------------------------------------------------------------------
                                                    % OF        % OF
                                                 OUTSTANDING    VOTED
                                  SHARES VOTED     SHARES      SHARES
-----------------------------------------------------------------------
For .........................    29,754,630.388    79.514%     95.151%
Against .....................         5,747.015     0.015%      0.018%
Abstain .....................         7,315.354     0.020%      0.023%
Broker non-votes ............     1,503,652.000     4.018%      4.808%
-----------------------------------------------------------------------
TOTAL .......................    31,271,344.757    83.567%    100.000%


36 | Annual Report

Franklin Global Trust

Franklin Global Real Estate Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding underwriting:

------------------------------------------------------------------------
                                                    % OF         % OF
                                                 OUTSTANDING     VOTED
                                  SHARES VOTED     SHARES       SHARES
------------------------------------------------------------------------
For .........................    1,577,444.817     52.187%      82.611%
Against .....................        7,114.379      0.236%       0.373%
Abstain .....................       11,952.544      0.395%       0.626%
Broker Non-Votes ............      312,970.000     10.354%      16.390%
------------------------------------------------------------------------
TOTAL .......................    1,909,481.740     63.172%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------
                                                    % OF         % OF
                                                 OUTSTANDING     VOTED
                                  SHARES VOTED     SHARES       SHARES
------------------------------------------------------------------------
For .........................    1,577,239.218     52.181%      82.601%
Against .....................        7,319.978      0.242%       0.384%
Abstain .....................       11,952.544      0.395%       0.625%
Broker Non-Votes ............      312,970.000     10.354%      16.390%
------------------------------------------------------------------------
TOTAL .......................    1,909,481.740     63.172%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------
                                                    % OF         % OF
                                                 OUTSTANDING     VOTED
                                  SHARES VOTED     SHARES       SHARES
------------------------------------------------------------------------
For .........................    1,577,396.237     52.186%      82.609%
Against .....................        7,114.379      0.235%       0.372%
Abstain .....................       12,001.124      0.397%       0.629%
Broker Non-Votes ............      312,970.000     10.354%      16.390%
------------------------------------------------------------------------
TOTAL .......................    1,909,481.740     63.172%     100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in commodities:

------------------------------------------------------------------------
                                                    % OF         % OF
                                                 OUTSTANDING     VOTED
                                  SHARES VOTED     SHARES       SHARES
------------------------------------------------------------------------
For .........................    1,582,107.554     52.342%      82.856%
Against .....................        7,137.412      0.236%       0.374%
Abstain .....................        7,266.774      0.240%       0.380%
Broker Non-Votes ............      312,970.000     10.354%      16.390%
------------------------------------------------------------------------
TOTAL .......................    1,909,481.740     63.172%     100.000%


                                                              Annual Report | 37

Franklin Global Trust

Franklin Global Real Estate Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals): (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

------------------------------------------------------------------------
                                                    % OF         % OF
                                                 OUTSTANDING     VOTED
                                  SHARES VOTED     SHARES       SHARES
------------------------------------------------------------------------
For .........................    1,582,130.587     52.342%      82.857%
Against .....................        7,114.379      0.236%       0.372%
Abstain .....................        7,266.774      0.240%       0.381%
Broker Non-Votes ............      312,970.000     10.354%      16.390%
------------------------------------------------------------------------
TOTAL .......................    1,909,481.740     63.172%     100.000%


38 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 2000         140                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee          Since 2000         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                 Trustee          Since March 2007   121                      Director, Chevron Corporation (global
One Franklin Parkway                                                                         energy company) and ICO Global
San Mateo, CA 94403-1906                                                                     Communications (Holdings) Limited
                                                                                             (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch (wireless company), PLC; Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee          Since 2000         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                     ration and refining of oil and gas),
                                                                                             H.J. Heinz Company (processed foods
                                                                                             and allied products), RTI International
                                                                                             Metals, Inc. (manufacture and distri-
                                                                                             bution of titanium), Canadian National
                                                                                             Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 2000         121                      Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee          Since 2005         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                     ration and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee          Since March 2007   140                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee          Since 2006         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (190-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Since 2000         140                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since March 2007   91                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance   Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer        Since 2004         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002         Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)       Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and    President since    Not Applicable           Not Applicable
One Franklin Parkway            Chief            2000 and Chief
San Mateo, CA 94403-1906        Executive        Executive Officer
                                Officer          - Investment
                                - Investment     Management
                                Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)  Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Since 2006         Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004        Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 43

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust other than the recently formed Franklin Global Real Estate Fund whose investment management agreement was not up for renewal.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


44 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama               Michigan 7
Arizona               Minnesota 7
California 8          Missouri
Colorado              New Jersey
Connecticut           New York 8
Florida 8             North Carolina
Georgia               Ohio 7
Kentucky              Oregon
Louisiana             Pennsylvania
Maryland              Tennessee
Massachusetts 7       Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report

    [LOGO](R)          One Franklin Parkway
FRANKLIN TEMPLETON     San Mateo, CA 94403-1906
    INVESTMENTS

-     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN GLOBAL REAL ESTATE FUND

INVESTMENT MANAGER

Franklin Templeton Institutional, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

495 A2007 09/07









                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                              ANNUAL REPORT        07 31 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FRANKLIN GLOBAL TRUST

                   -------------------------------------------------------------

                      Franklin Templeton Emerging Market Debt Opportunities Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

ANNUAL REPORT

Franklin Templeton Emerging Market Debt Opportunities Fund ................    1

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    9

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Report of Independent Registered Public Accounting Firm ...................   29

Tax Designation ...........................................................   30

Meeting of Shareholders ...................................................   31

Board Members and Officers ................................................   33

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Foreign Government & Agency Securities .................................   64.5%
Corporate Bonds ........................................................   19.1%
Warrants ...............................................................    5.5%
Short-Term Investments & Other Net Assets ..............................   10.9%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Emerging Market Debt Opportunities Fund's annual report for the fiscal year ended July 31, 2007.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Templeton Emerging Market Debt Opportunities Fund posted a +13.75% cumulative total return for the 12 months ended July 31, 2007. The Fund outperformed its benchmarks, the J.P. Morgan (JPM) Emerging Markets Bond Index
(EMBI) Global Diversified Index and JPM Global Bond Index (GBI) Emerging Markets
(EM) Broad Diversified Index, which returned +7.16% and +19.78% during the same period. 1 You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the fiscal year ended July 31, 2007, market expectations for U.S. monetary policy influenced emerging market debt performance. Although the U.S. Federal Reserve Board's (Fed's) federal funds target rate remained unchanged at 5.25% during the period, inflationary concerns decreased slightly, while U.S. real economic growth moderated due in part to the weakening housing sector and subsequent turmoil in the subprime mortgage market.

According to the federal funds futures contract, market expectations for the federal funds target rate changed during the reporting period. At the beginning of the period, the 12-month forward outlook was for a 5.27% rate by July 2007, but at the end of the period, the 12-month outlook was for a 4.75% rate by July 2008. The markets seemed to expect the Fed to ease its monetary policy to counter severe asset repricing that occurred across much of the credit spectrum late in the period. The 10-year Treasury note yield reflected some of this sentiment, beginning the Fund's fiscal year at 4.99% and ending at 4.78%. This was a helpful backdrop for those emerging market borrowers that traded at a small yield premium over Treasuries.

The latter half of the reporting period was marked by increasing concerns about the U.S. mortgage market and the extent of its spillover effect on the global economy, as well as about the weakening U.S. dollar. Consequently, U.S. dollar-denominated emerging market debt, as measured by the JPM EMBI Global Diversified Index, returned +7.16% for the 12 months under review. 1 Emerging

1. Source: J.P. Morgan. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report
market sovereign debt spreads over U.S. Treasuries widened by 27 basis points (100 basis points equal one percentage point), from 210 to 237. 2 However, local government bond markets, as measured by the JPM GBI EM Broad Diversified Index, performed significantly better, returning +19.78% (in unhedged U.S. dollars) for the same period. 1 This strong result was partially due to falling local yields stemming mainly from contained inflation and strong real global economic growth, and also due to local currency performance against the weaker U.S. dollar. Overall global growth for 2007 was revised up from a 4.9% estimate in April 2007 to 5.2% by period-end, led by China (+11.2%), India (+9.0%) and Russia
(+7.0%). 3

Emerging market liquidity remained high during the Fund's fiscal year. Global capital flows into emerging market debt securities were robust and diverse. Excess reserves in Europe, Asia and the Middle East supported positive economic growth trends within many emerging markets, often where local central banks raised interest rates to counter inflation. Also, local institutional investors in emerging bond markets, notably Latin America, seemed relatively immune to U.S. dollar declines. With increasing risk in some local equity markets -- such as in China during late February 2007 -- investor demand for local currency bonds increased.

Investors' risk appetite for emerging market debt assets withstood volatility, and higher interest rates for local currency sovereign bonds than for U.S. dollar-denominated bonds attracted many investors. Thus, investors generally maintained their positions in certain local bond markets.

Finally, economic and fiscal fundamentals in emerging markets remained strong by historical standards. With higher foreign exchange reserves, many emerging markets appeared better equipped to absorb external shocks, and demonstrated that globalization does not necessarily result in contagion. Thus, from a credit perspective, emerging market debt, especially local currency bonds, appeared attractive to most investors and offered strong returns.

INVESTMENT STRATEGY

Our portfolio construction process can be summarized in three integral steps -- country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up research-driven perspective. Since the portfolio is constructed through bottom-up fundamental research and not relative to a benchmark index, there is no

GEOGRAPHIC BREAKDOWN
7/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
COUNTRY                                                               NET ASSETS
--------------------------------------------------------------------------------
South Africa                                                                7.9%
--------------------------------------------------------------------------------
Russia                                                                      6.5%
--------------------------------------------------------------------------------
Iraq                                                                        6.1%
--------------------------------------------------------------------------------
Poland                                                                      5.4%
--------------------------------------------------------------------------------
Zambia                                                                      4.5%
--------------------------------------------------------------------------------
Kazakhstan                                                                  4.5%
--------------------------------------------------------------------------------
Peru                                                                        4.2%
--------------------------------------------------------------------------------
Mexico                                                                      4.1%
--------------------------------------------------------------------------------
Venezuela                                                                   4.1%
--------------------------------------------------------------------------------
Ivory Coast                                                                 3.6%
--------------------------------------------------------------------------------
Brazil                                                                      3.6%
--------------------------------------------------------------------------------
El Salvador                                                                 3.4%
--------------------------------------------------------------------------------
Jordan                                                                      2.9%
--------------------------------------------------------------------------------
Serbia                                                                      2.8%
--------------------------------------------------------------------------------
Ukraine                                                                     2.7%
--------------------------------------------------------------------------------
Ghana                                                                       2.7%
--------------------------------------------------------------------------------
Dominican Republic                                                          2.2%
--------------------------------------------------------------------------------
Trinidad & Tobago                                                           2.1%
--------------------------------------------------------------------------------
Ecuador                                                                     2.1%
--------------------------------------------------------------------------------
Other                                                                      14.8%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   9.8%
--------------------------------------------------------------------------------

2. Source: J.P. Morgan.

3. Source: International Monetary Fund.


                                                               Annual Report | 3

CURRENCY BREAKDOWN
7/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
CURRENCY                                                              NET ASSETS
--------------------------------------------------------------------------------
U.S. Dollar                                                                50.5%
--------------------------------------------------------------------------------
Euro                                                                       13.0%
--------------------------------------------------------------------------------
Japanese Yen                                                                6.1%
--------------------------------------------------------------------------------
South African Rand                                                          5.7%
--------------------------------------------------------------------------------
Mexican Peso                                                                4.1%
--------------------------------------------------------------------------------
Brazilian Real                                                              3.6%
--------------------------------------------------------------------------------
Ukrainian Hryvna                                                            2.7%
--------------------------------------------------------------------------------
Ghanian Cedi                                                                2.7%
--------------------------------------------------------------------------------
Zambian Kwacha                                                              4.5%
--------------------------------------------------------------------------------
Other                                                                       7.1%
--------------------------------------------------------------------------------

requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

At period-end, the Fund held securities representing 31 emerging market countries. We held 28 securities in G7 currencies, of which 22 securities, comprising 42.5% of the Fund's total net assets, held an underlying currency risk in the U.S. dollar, while five were in the euro and one was in the Japanese yen. 4 Twenty-three Fund holdings had an underlying currency risk in the local currencies of Brazil, Egypt, Ghana, Ivory Coast, Malawi, Mauritius, Mexico, Nigeria, South Africa, Turkey, Ukraine, Vietnam and Zambia. The Fund's overall exposure to local currencies was 28.5% of total net assets at period-end.

The Fund benefited from its exposure to Brazilian real nominal and real bonds. Not only did the Brazilian real appreciate versus the U.S. dollar during the year under review, but local government bond yields also fell substantially with the yield on the Brazil component of the JPM GBI EM Broad Diversified Index falling from 14.5% to 10.9%. 5

4. The G7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S. It is now known as the G8, or Group of Eight, after the addition of Russia in 1997.

5. Source: J.P. Morgan. See footnote 1 for a description of the JPM GBI EM Broad Diversified Index.


4 | Annual Report

Other strong performers by country included Ivory Coast, Nigeria and Turkey. The Ivory Coast's defaulted Brady bonds and domestic debt denominated in the local currency, West African francs, which are pegged to the euro, had solid returns. The country's peace process led to the formation of a new coalition government after years of conflict between the north and the south, which supported bond performance. By period-end, the country was also granted a World Bank loan and International Monetary Fund (IMF) Emergency Post Conflict Assistance. Nigerian bonds rose in value mainly due to high global oil prices that directly benefited this oil-exporting country. Turkey's bond market made gains prior to general elections and also due to strong foreign direct investment flows fostered by continuing real economic growth. We essentially halved the Fund's exposure to the Turkish lira in an effort to reduce market risk we believed was embedded in this dominantly foreign-owned local bond market.

The worst performing country in the Fund's portfolio was Iraq, mainly because the local security situation remained a major concern. However, the government of Shiite Nouri Al-Maliki was able to pass new oil legislation toward period-end, which holds the possibility of allowing foreign oil companies future access to Iraqi oil fields to provide its destroyed economy with new infrastructure and labor demand. The other disappointing investment was Zambia, which suffered from a depreciating kwacha and a slight increase in local yields. These were the only Fund positions that lost value during this fiscal year.

During the year under review, we initiated or increased exposure to 18 countries: Egypt, Argentina, Colombia, Dominican Republic, Ecuador, Fiji, Ghana, Grenada, Jordan, Malawi, Mauritius, Moldova, Nigeria, Democratic People's Republic of Korea, Trinidad and Tobago, Ukraine, Vietnam and Zambia. We also added two corporate bonds to the Fund's portfolio, a Russian major commercial bank and a South African retailer.

The Fund took profits in its Indonesian investments in June 2007, when we sold a strong-performing bond, thereby eliminating the Fund's exposure to the rupiah. Additionally, we sold our Nigerian local government bonds denominated in naira because of decreasing yields.

TOP 10 HOLDINGS
7/31/07

--------------------------------------------------------------------------------
ISSUE                                                                 % OF TOTAL
SECTOR, COUNTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Government of Iraq, FRN                                                     6.1%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, IRAQ
--------------------------------------------------------------------------------
Elektrownia Turow BV                                                        5.2%
   CORPORATE BONDS, POLAND
--------------------------------------------------------------------------------
Government of Mexico                                                        4.1%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, MEXICO
--------------------------------------------------------------------------------
Nota Do Tesouro Nacional, Index Linked                                      3.5%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, BRAZIL
--------------------------------------------------------------------------------
Government of Peru                                                          3.5%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, PERU
--------------------------------------------------------------------------------
Government of South Africa                                                  3.4%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, SOUTH AFRICA
--------------------------------------------------------------------------------
Government of Russia, Reg S                                                 3.4%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, RUSSIA
--------------------------------------------------------------------------------
Republic of El Salvador, Reg S                                              3.3%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, EL SALVADOR
--------------------------------------------------------------------------------
Republic of Venezuela, Oil Value
Recovery                                                                    3.3%
   WARRANTS, VENEZUELA
--------------------------------------------------------------------------------
Alfa Medium Term Note for ABH
Financial, 144A                                                             3.0%
   CORPORATE BONDS, RUSSIA
--------------------------------------------------------------------------------


                                                               Annual Report | 5

We thank you for your confidence in Franklin Templeton Emerging Market Debt Opportunities Fund and hope to serve your future investment needs at the highest level of expectations.

[PHOTO OMITTED]   /s/ William Ledward

                  William Ledward
                  Portfolio Manager and Research Analyst of
                  Franklin Templeton Investment Management Ltd.
                  Fixed Income Group

[PHOTO OMITTED]   /s/ Claire Husson

                  Claire Husson
                  Portfolio Manager and Research Analyst of
                  Franklin Templeton Investment Management Ltd.
                  Fixed Income Group

                  Portfolio Management Team
                  Franklin Templeton Emerging Market Debt
                  Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 7/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------
SYMBOL: FEMDX                                      CHANGE   7/31/07         7/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.06    $11.25          $10.19
------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
------------------------------------------------------------------------------------------
Dividend Income                          $0.3202
------------------------------------------------------------------------------------------
Short-term Capital Gain                  $0.0069
------------------------------------------------------------------------------------------
   TOTAL                                 $0.3271
------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
                                                             1-YEAR   INCEPTION (5/24/06)
------------------------------------------------------------------------------------------
Cumulative Total Return 2                                   +13.75%         +15.91%
------------------------------------------------------------------------------------------
Average Annual Total Return 3                               +13.75%         +13.25%
------------------------------------------------------------------------------------------
Value of $50,000 Investment 4                               $56,876         $57,957
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5                          +16.49%         +14.35%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
------------------------------------------------------------------------------------------
      Without Waiver                        1.28%
------------------------------------------------------------------------------------------
      With Waiver                           1.10%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 1.10% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


                                                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $50,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
                                7/31/07
----------------------------------------
1-Year                          +13.75%
----------------------------------------
Since Inception (5/24/06)       +13.25%
----------------------------------------

5/24/06-7/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Templeton
                  Emerging Market Debt    JPM EMBI Global     JPM GBI EM Broad
Calendar Month     Opportunities Fund   Diversified Index 7  Diversified Index 7
    May-06              $ 49,900              $ 49,791             $ 50,114
    Jun-06              $ 49,750              $ 49,609             $ 49,121
    Jul-06              $ 50,950              $ 51,156             $ 50,677
    Aug-06              $ 51,800              $ 52,471             $ 51,248
    Sep-06              $ 51,750              $ 52,781             $ 51,114
    Oct-06              $ 53,000              $ 53,814             $ 53,212
    Nov-06              $ 53,350              $ 54,452             $ 54,682
    Dec-06              $ 53,986              $ 54,792             $ 55,760
    Jan-07              $ 54,192              $ 54,706             $ 55,359
    Feb-07              $ 55,172              $ 55,612             $ 55,919
    Mar-07              $ 55,739              $ 56,126             $ 57,431
    Apr-07              $ 57,235              $ 56,554             $ 59,143
    May-07              $ 57,956              $ 56,336             $ 60,109
    Jun-07              $ 57,957              $ 55,265             $ 59,943
    Jul-07              $ 57,957              $ 54,678             $ 60,699

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. The manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed 1.10% (other than certain non-routine expenses) until 11/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. This figure represents the value of a hypothetical $50,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: J.P. Morgan. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed.


8 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/07      VALUE 7/31/07   PERIOD* 2/1/07-7/31/07
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,069.50             $5.64
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.34             $5.51
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


10 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                                                                                 --------------------
                                                                                      YEAR ENDED
                                                                                       JULY 31,
                                                                                     2007      2006 e
                                                                                 --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................................   $  10.19   $ 10.00
                                                                                 --------------------
Income from investment operations a:
   Net investment income b ...................................................       0.76      0.08
   Net realized and unrealized gains (losses) ................................       0.63      0.11
                                                                                 --------------------
Total from investment operations .............................................       1.39      0.19
                                                                                 --------------------
Less distributions from:
   Net investment income .....................................................      (0.32)       --
   Net realized gains ........................................................      (0.01)       --
                                                                                 --------------------
Total distributions ..........................................................      (0.33)       --
                                                                                 --------------------
Net asset value, end of year .................................................   $  11.25   $ 10.19
                                                                                 ====================

Total return c ...............................................................      13.75%     1.90%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates and expense reduction ......       1.35%     4.34%
Expenses net of expense reduction ............................................       1.34%     4.34%
Expenses net of waiver and payments by affiliates and expense reduction ......       1.10%     1.10%
Net investment income ........................................................       7.03%     4.07%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................................   $ 56,822   $ 9,377
Portfolio turnover rate ......................................................      65.54%    38.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e For the period May 24, 2006 (commencement of operations) to July 31, 2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                  COUNTRY             WARRANTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 80.3%
    WARRANTS 5.5%
    Central Bank of Nigeria, wts., 11/15/20 ............................        Nigeria                 4,500         $   1,066,500
    Government of Venezuela, Oil Value Recovery wts., 4/15/20 ..........       Venezuela               55,000             2,062,500
                                                                                                                      --------------
    TOTAL WARRANTS (COST $2,982,250) ...................................                                                  3,129,000
                                                                                                                      --------------

                                                                                               --------------------
                                                                                                PRINCIPAL AMOUNT a
                                                                                               --------------------
    CORPORATE BONDS 19.1%
    APPAREL RETAIL 2.2%
b,c Edcon Proprietary Ltd., senior secured note, Reg S, FRN, 7.395%,
      6/15/14 ..........................................................      South Africa          1,000,000   EUR       1,238,221
                                                                                                                      --------------
    CONSUMER FINANCE 3.0%
  d Alfa Medium Term Note for ABH Financial, 144A, 8.20%,
      6/25/12 ..........................................................        Russia              1,700,000             1,720,765
                                                                                                                      --------------
    ELECTRICAL EQUIPMENT 6.3%
  d Ege Haina Finance Co., senior note, 144A, 9.50%, 4/26/17 ...........   Dominican Republic         580,000               575,650
    Elektrownia Turow BV, 9.75%, 3/14/11 ...............................         Poland             1,950,000   EUR       2,990,366
                                                                                                                      --------------
                                                                                                                          3,566,016
                                                                                                                      --------------
    OIL, GAS & CONSUMABLE FUELS 2.1%
  d Petro Co. Trin/Tobago Ltd., senior note, 144A, 6.00%, 5/08/22 ......  Trinidad and Tobago       1,200,000             1,178,706
                                                                                                                      --------------
    ROAD & RAIL 2.5%
    Kazakhstan Temir Zholy, 7.00%, 5/11/16 .............................       Kazakhstan           1,400,000             1,435,014
                                                                                                                      --------------
    TELECOMMUNICATIONS 1.1%
  b Ghana Telecommunications Co. Ltd., FRN,17.70%, 12/20/10 ............         Ghana                565,000   GHC         610,073
                                                                                                                      --------------
    THRIFTS & MORTGAGE FINANCE 1.9%
    Astana-Finance, 7.875%, 6/08/10 ....................................       Kazakhstan             800,000   EUR       1,079,674
                                                                                                                      --------------
    TOTAL CORPORATE BONDS (COST $10,701,104) ...........................                                                 10,828,469
                                                                                                                      --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 55.7%
    Development & Investment Projects Jordan Armed Forces,
      senior note, 6.14%, 12/16/19 .....................................         Jordan             1,700,000             1,652,910
    Government of Colombia, 10.00%, 1/23/12 ............................        Colombia              750,000               866,175
  c Government of the Dominican Republic, Reg S, 9.50%,
      9/27/11 ..........................................................  Dominican Republic          592,839               626,927
  b Government of Ecuador,
       FRN, 6.25%, 2/27/15 .............................................        Ecuador               620,508               462,278
     c Reg S, 10.00%, 8/15/30 ..........................................        Ecuador               800,000               678,000
    Government of Ghana, 13.67%, 6/15/12 ...............................         Ghana                850,000   GHC         912,855
  c Government of Grenada, Reg S, 1.00% to 9/15/08,
      2.50% to 9/15/11, 4.50% to 9/15/13, 6.00% to 9/15/15,
       8.00% to 9/15/17, 8.50% to 9/15/18, 9.00% thereafter,
       9/15/25 .........................................................        Grenada               448,000               246,400
b,e Government of Iraq, FRN, 1.00%, 1/01/28 ............................         Iraq           1,400,000,000   JPY       3,442,110
b,f Government of Ivory Coast, FRN, 1.90%, 3/30/18 .....................      Ivory Coast          19,000,000   FRF       1,362,293
    Government of Mexico, 9.00%, 12/20/12 ..............................         Mexico               240,000 g MXN       2,306,902
  b Government of Moldova, FRN, 9.98%, 10/29/09 ........................        Moldova               914,000               891,150
    Government of Peru, 7.35%, 7/21/25 .................................         Peru               1,850,000             1,998,370
  c Government of Russia, Reg S, 12.75%, 6/24/28 .......................        Russia              1,100,000             1,921,535


12 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                  COUNTRY         PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  c Government of Serbia, Reg S, 3.75% to 11/01/09,
      6.75% thereafter, 11/01/24 .......................................         Serbia             1,700,000         $   1,568,029
    Government of South Africa, 10.00%, 2/28/08 ........................      South Africa         14,000,000   ZAR       1,948,504
  b Government of Turkey, FRN, 18.56%, 1/12/11 .........................         Turkey               425,000   TRY         332,862
  c Government of Venezuela, Reg S, 6.00%, 12/09/20 ....................       Venezuela              300,000               243,000
b,h HSBC Bank PLC, FRN,
       8.345%, 11/15/11 ................................................        Vietnam               287,356               301,080
       7.571%, 2/07/12 .................................................        Vietnam               329,326               335,756
  h ING Bank NV, 11.89%, 12/30/09 ......................................        Ukraine             7,000,000   UAH       1,544,828
  f NK Debt Corp., zero cpn., 3/12/10 ..................................      North Korea           3,000,000   DEM         592,868
  i Nota Do Tesouro Nacional, Index Linked, 6.00%, 5/15/15 .............         Brazil                 2,400 j BRL       2,005,749
  d Peru Enhanced Pass-Through Finance Ltd., senior secured bond,
      A-1, 144A, zero cpn., 5/31/18 ....................................          Peru                560,000               368,200
    Province Del Neuquen,
     c Reg S, 8.656%, 10/18/14 .........................................       Argentina              400,000               395,000
     d senior note, 144A, 8.656%, 10/18/14 .............................       Argentina              600,000               592,500
  c Republic of El Salvador, Reg S, 7.65%, 6/15/35 .....................      El Salvador           1,700,000             1,895,500
    Republic of Fiji, 6.875%, 9/13/11 ..................................          Fiji                400,000               376,198
  h Sphynx Capital Markets, 10.25%, 1/30/10 ............................      Ivory Coast             508,200   EUR         693,581
b,h Standard Chartered Bank, FRN, 11.341%, 3/02/12 .....................         Zambia             1,000,000             1,090,000
                                                                                                                      --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $30,261,298) ...............................................                                                 31,651,560
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $43,944,652) .....................                                                 45,609,029
                                                                                                                      --------------
    SHORT TERM INVESTMENTS 22.0%
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 8.8%
  h Citigroup Funding Inc., zero cpn.,
       9/03/07 .........................................................         Malawi               500,000               528,957
       3/08/08 .........................................................         Malawi               266,000               270,323
  k Egypt Treasury Bill, 9/18/07 .......................................         Egypt              4,500,000   EGP         789,327
  k Mauritius Treasury Bill,
       8/24/07 .........................................................       Mauritius            1,800,000   MUR          57,839
       8/31/07 .........................................................       Mauritius            7,000,000   MUR         224,257
       9/07/07 .........................................................       Mauritius            5,800,000   MUR         185,440
       10/12/07 ........................................................       Mauritius           10,000,000   MUR         317,044
  k South Africa Treasury Bill,
       11/07/07 ........................................................      South Africa          4,000,000   ZAR         541,412
       11/21/07 ........................................................      South Africa          5,100,000   ZAR         687,543
  k Zambia Treasury Bill,
       8/20/07 .........................................................         Zambia         3,000,000,000   ZMK         760,539
       10/22/07 ........................................................         Zambia         1,455,000,000   ZMK         361,514
       11/26/07 ........................................................         Zambia           750,000,000   ZMK         184,007
       2/18/08 .........................................................         Zambia           500,000,000   ZMK         119,313
                                                                                                                      --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $4,947,431) ................................................                                                  5,027,515
                                                                                                                      --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND AND REPURCHASE
      AGREEMENT (COST $48,892,083) .....................................                                                 50,636,544
                                                                                                                      --------------


                                                              Annual Report | 13

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                  COUNTRY              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUND (COST $502,113) 0.9%
  l Franklin Institutional Fiduciary Trust Money Market Portfolio,
      5.00% ............................................................     United States           502,113          $     502,113
                                                                                                                      --------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT a
                                                                                                ------------------
    REPURCHASE AGREEMENT (COST $6,997,502) 12.3%
  m Joint Repurchase Agreement, 5.189%, 8/01/07 ........................     United States      $   6,997,502             6,997,502
      (Maturity Value $6,998,511)
        ABN AMRO Bank, NV, New York Branch
          (Maturity Value $547,564)
        Banc of America Securities LLC (Maturity Value $547,564)
        Barclays Capital Inc. (Maturity Value $547,564)
        Bear, Stearns & Co. Inc. (Maturity Value $547,564)
        BNP Paribas Securities Corp. (Maturity Value $547,564)
        Deutsche Bank Securities Inc. (Maturity Value $547,564)
        Dresdner Kleinwort Wasserstein Securities LLC
          (Maturity Value $547,564)
        Goldman, Sachs & Co. (Maturity Value $547,564)
        Greenwich Capital Markets Inc. (Maturity Value $547,564)
        Lehman Brothers Inc. (Maturity Value $427,743)
        Merrill Lynch Government Securities Inc.
          (Maturity Value $547,564)
        Morgan Stanley & Co. Inc. (Maturity Value $547,564)
        UBS Securities LLC (Maturity Value $547,564)
          Collateralized by U.S. Government Agency Securities,
            3.00% - 6.625%, 8/23/07 - 6/28/12; k U.S. Government
              Agency Discount Notes, 10/26/07; k U.S. Treasury Bill,
              8/09/07 and U.S. Treasury Notes, 3.375% - 6.50%,
              11/15/08 - 6/30/12
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $56,391,698) 102.3% ........................                                                 58,136,159
    UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.1)% ...............                                                    (34,757)
    OTHER ASSETS, LESS LIABILITIES (2.2)% ..............................                                                 (1,279,483)
                                                                                                                      --------------
    NET ASSETS 100.0% ..................................................                                              $  56,821,919
                                                                                                                      ==============

CURRENCY ABBREVIATIONS

BRL   -   Brazilian Real
DEM   -   German Mark
EGP   -   Egyptian Pounds
EUR   -   Euro
FRF   -   French Franc
GHC   -   Ghana Cedi
JPY   -   Japanese Yen
MUR   -   Mauritius Rupee
MXN   -   Mexican Peso
TRY   -   Turkish Lira
UAH   -   Ukraine Hryvna
ZAR   -   South African Rand
ZMK   -   Zambia Kwacha


14 | Annual Report

Franklin Global Trust

--------------------------------------------------------------------------------
    FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $8,812,612, representing 15.5% of net assets.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $4,435,821, representing 7.8% of net assets.

e See Note 1(d) regarding securities purchased on when-issued or delayed delivery basis.

f See Note 10 regarding defaulted securities.

g Principal amount is stated in 100 Peso Units.

h See Note 1(f) regarding credit linked notes.

i Principal amount of security is adjusted for inflation. See Note 1(h).

j Principal amount is stated in 1,000 Real Units.

k The security is traded on a discount basis with no stated coupon rate.

l See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

m See Note 1(c) regarding repurchase agreements.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2007

                                                                                   ----------------
                                                                                       FRANKLIN
                                                                                       TEMPLETON
                                                                                   EMERGING MARKET
                                                                                         DEBT
                                                                                    OPPORTUNITIES
                                                                                         FUND
                                                                                   ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $    48,892,083
      Cost - Sweep Money Fund (Note 7) .........................................           502,113
      Cost - Repurchase agreements .............................................         6,997,502
                                                                                   ----------------
      Total cost of investments ................................................   $    56,391,698
                                                                                   ================
      Value - Unaffiliated issuers .............................................   $    50,636,544
      Value - Sweep Money Fund (Note 7) ........................................           502,113
      Value - Repurchase agreements ............................................         6,997,502
                                                                                   ----------------
      Total value of investments ...............................................        58,136,159
   Cash ........................................................................         1,055,143
   Foreign currency, at value (cost $281,149) ..................................           282,796
   Receivables:
      Investment securities sold ...............................................           140,008
      Dividends and interest ...................................................           614,205
                                                                                   ----------------
         Total assets ..........................................................        60,228,311
                                                                                   ----------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................         3,309,574
      Affiliates ...............................................................            40,290
   Unrealized loss on forward exchange contracts (Note 8) ......................            34,757
   Accrued expenses and other liabilities ......................................            21,771
                                                                                   ----------------
         Total liabilities .....................................................         3,406,392
                                                                                   ----------------
            Net assets, at value ...............................................   $    56,821,919
                                                                                   ================
Net assets consist of:
   Paid-in capital .............................................................   $    52,923,822
   Undistributed net investment income .........................................         1,909,707
   Net unrealized appreciation (depreciation) ..................................         1,620,438
   Accumulated net realized gain (loss) ........................................           367,952
                                                                                   ----------------
            Net assets, at value ...............................................   $    56,821,919
                                                                                   ================
Shares outstanding .............................................................         5,051,567
                                                                                   ================
Net asset value and maximum offering price per share a .........................   $         11.25
                                                                                   ================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2007

                                                                                   ----------------
                                                                                       FRANKLIN
                                                                                       TEMPLETON
                                                                                   EMERGING MARKET
                                                                                         DEBT
                                                                                    OPPORTUNITIES
                                                                                         FUND
                                                                                   ----------------
Investment income:
   Dividends ...................................................................   $       474,350
   Interest ....................................................................         2,935,020
                                                                                   ----------------
         Total investment income ...............................................         3,409,370
                                                                                   ----------------
Expenses:
   Management fees (Note 3a) ...................................................           331,711
   Administrative fees (Note 3b) ...............................................            83,354
   Transfer agent fees (Note 3c) ...............................................               585
   Custodian fees (Note 4) .....................................................            28,893
   Reports to shareholders .....................................................            21,446
   Registration and filing fees ................................................            33,129
   Professional fees ...........................................................            32,412
   Directors' fees and expenses ................................................             2,458
   Amortization of offering costs ..............................................            29,524
   Other .......................................................................             3,147
                                                                                   ----------------
         Total expenses ........................................................           566,659
         Expense reductions (Note 4) ...........................................            (3,841)
         Expenses waived/paid by affiliates (Note 3d) ..........................          (102,611)
                                                                                   ----------------
            Net expenses .......................................................           460,207
                                                                                   ----------------
               Net investment income ...........................................         2,949,163
                                                                                   ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................           457,967
      Foreign currency transactions ............................................            51,431
                                                                                   ----------------
               Net realized gain (loss) ........................................           509,398
                                                                                   ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................         1,641,512
      Translation of assets and liabilities denominated in foreign currencies ..           (86,707)
                                                                                   ----------------
               Net change in unrealized appreciation (depreciation) ............         1,554,805
                                                                                   ----------------
Net realized and unrealized gain (loss) ........................................         2,064,203
                                                                                   ================
Net increase (decrease) in net assets resulting from operations ................   $     5,013,366
                                                                                   ================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     --------------------------
                                                                                                         FRANKLIN TEMPLETON
                                                                                                          EMERGING MARKET
                                                                                                      DEBT OPPORTUNITIES FUND
                                                                                                     --------------------------
                                                                                                         YEAR ENDED JULY 31,
                                                                                                         2007         2006 a
                                                                                                     --------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................................................   $ 2,949,163   $    47,271
      Net realized gain (loss) from investments and foreign currency transactions ................       509,398        14,191
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ................................     1,554,805        65,633
                                                                                                     --------------------------
         Net increase (decrease) in net assets resulting from operations .........................     5,013,366       127,095
                                                                                                     --------------------------
   Distributions to shareholders from:
      Net investment income ......................................................................    (1,247,540)           --
      Net realized gains .........................................................................       (26,883)           --
                                                                                                     --------------------------
   Total distributions to shareholders ...........................................................    (1,274,423)           --
                                                                                                     --------------------------
   Capital share transactions (Note 2) ...........................................................    43,705,881     9,250,000
                                                                                                     --------------------------
         Net increase (decrease) in net assets ...................................................    47,444,824     9,377,095
Net assets:
   Beginning of year .............................................................................     9,377,095            --
                                                                                                     --------------------------
   End of year ...................................................................................   $56,821,919   $ 9,377,095
                                                                                                     ==========================
Undistributed net investment income included in net assets:
   End of year ...................................................................................   $ 1,909,707   $    57,088
                                                                                                     ==========================

a For the period May 24, 2006 (commencement of operations) to July 31, 2006.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers one class of shares: Advisor Class.

The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                                                              Annual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B.  FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the


20 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT (CONTINUED)

seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on July 31, 2007. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. CREDIT LINKED NOTES

The Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference assets relative to the credit linked note, the potential inability of the Fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


22 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 23

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                        -------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                                                                2007                        2006 a
                                                        -------------------------------------------------
                                                         SHARES        AMOUNT       SHARES      AMOUNT
                                                        -------------------------------------------------
Shares sold .........................................   4,039,595   $ 42,746,596    920,350   $ 9,250,000
Shares issued in reinvestment of distributions ......      91,622        959,285         --            --
                                                        -------------------------------------------------
Net increase (decrease) .............................   4,131,217   $ 43,705,881    920,350   $ 9,250,000
                                                        =================================================

a For the period May 24, 2006 (commencement of operations) to July 31, 2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or trustees of the following subsidiaries:

----------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                 AFFILIATION
----------------------------------------------------------------------------------------------------
Franklin Templeton Investment Management Limited (Investment Management)   Investment manager
Franklin Templeton Services, LLC (FT Services)                             Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)              Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
       0.800%          Up to and including $500 million
       0.700%          Over $500 million, up to and including $1.0 billion
       0.650%          In excess of $1.0 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Fund paid transfer agent fees of $585, of which $430 was retained by Investor Services.


24 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Investment Management have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived/paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Investment Management may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

E. OTHER AFFILIATED TRANSACTIONS

At July 31, 2007, Franklin Advisers, Inc. owned 9.90% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized currency losses of $34,042.

The tax character of distributions paid during the year ended July 31, 2007, were as follows:

Distributions paid from ordinary income .........................   $ 1,274,423

At July 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .............................................   $56,523,658
                                                                    ============

Unrealized appreciation .........................................   $ 1,957,416
Unrealized depreciation .........................................      (344,915)
                                                                    ------------
Net unrealized appreciation (depreciation) ......................   $ 1,612,501
                                                                    ============

Distributable earnings - undistributed ordinary income ..........   $ 2,409,350
                                                                    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, offering costs and inflation related adjustments on foreign securities.


                                                              Annual Report | 25

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2007, aggregated $59,750,251 and $21,445,004, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At July 31, 2007, the Fund had the following forward exchange contracts outstanding:

------------------------------------------------------------------------------------------------------
                                                                              SETTLEMENT   UNREALIZED
CONTRACTS TO SELL                                         CONTRACT AMOUNT a      DATE         LOSS
------------------------------------------------------------------------------------------------------
       2,600,000   Euro ...............................        3,532,230        10/23/07    $(34,311)
   2,900,000,000   Zambia Kwacha ......................          737,913         8/20/07    $   (446)
                                                                                            ---------
Net unrealized loss on forward exchange contracts .....                                     $(34,757)
                                                                                            =========

a In U.S. Dollar unless otherwise indicated.

9. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2007, there were two unaffiliated shareholders, one holding 49.26% and the other holding 14.25% of the Fund's outstanding shares.


26 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 78.05% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2007, the aggregate value of these securities was $1,955,161, representing 3.44% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.


                                                              Annual Report | 27

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

12. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


28 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Emerging Market Debt Opportunities Fund (a portfolio of Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


                                                              Annual Report | 29

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $186,877 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $377,884 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2007.

At July 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.


30 | Annual Report

Franklin Global Trust

Franklin Templeton Emerging Market Debt Opportunities Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton Emerging Market Debt Opportunities Fund's (the "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including three (3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

-----------------------------------------------------------------------------------------------------------
                                                     % OF        % OF                     % OF        % OF
                                                  OUTSTANDING    VOTED                 OUTSTANDING    VOTED
NAME                                   FOR           SHARES     SHARES     WITHHELD      SHARES      SHARES
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton .............   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Robert F. Carlson ............   31,255,986.306     83.526%     99.951%   15,358.451      0.041%     0.049%
Sam Ginn .....................   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Edith E. Holiday .............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Frank W. T. LaHaye ...........   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Frank A. Olson ...............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Larry D. Thompson ............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
John B. Wilson ...............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Charles B. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Gregory E. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   29,754,630.388     79.514%      95.151%
Against ......................        5,747.015      0.015%       0.018%
Abstain ......................        7,315.354      0.020%       0.023%
Broker non-votes .............    1,503,652.000      4.018%       4.808%
------------------------------------------------------------------------
TOTAL ........................   31,271,344.757     83.567%     100.000%


                                                              Annual Report | 31

Franklin Global Trust

Franklin Templeton Emerging Market Debt Opportunities Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................    2,993,381.126     75.063%     100.000%
Against ......................            0.000      0.000%       0.000%
Abstain ......................            0.000      0.000%       0.000%
------------------------------------------------------------------------
TOTAL ........................    2,993,381.126     75.063%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................    2,993,381.126     75.063%     100.000%
Against ......................            0.000      0.000%       0.000%
Abstain ......................            0.000      0.000%       0.000%
------------------------------------------------------------------------
TOTAL ........................    2,993,381.126     75.063%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................    2,993,381.126     75.063%     100.000%
Against ......................            0.000      0.000%       0.000%
Abstain ......................            0.000      0.000%       0.000%
------------------------------------------------------------------------
TOTAL ........................    2,993,381.126     75.063%     100.000%


32 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 2000         140                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee          Since 2000         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                 Trustee          Since March 2007   121                      Director, Chevron Corporation (global
One Franklin Parkway                                                                         energy company) and ICO Global
San Mateo, CA 94403-1906                                                                     Communications (Holdings) Limited
                                                                                             (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch (wireless company), PLC; Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee          Since 2000         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas), H.J.
                                                                                             Heinz Company (processed foods and
                                                                                             allied products), RTI International
                                                                                             Metals, Inc. (manufacture and
                                                                                             distribution of titanium), Canadian
                                                                                             National Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 2000         121                      Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee          Since 2005         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee          Since March 2007   140                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee          Since 2006         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (190-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Since 2000         140                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since March 2007   91                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance   Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer        Since 2004         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002         Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)       Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and    President since    Not Applicable           Not Applicable
One Franklin Parkway            Chief            2000 and Chief
San Mateo, CA 94403-1906        Executive        Executive Officer
                                Officer          - Investment
                                - Investment     Management
                                Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)  Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Since 2006         Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004         Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 37

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust other than the recently formed Franklin Templeton Emerging Market Debt Opportunities Fund whose investment management agreement was not up for renewal.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

      [LOGO](R)
FRANKLIN TEMPLETON
   INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT

FRANKLIN TEMPLETON EMERGING MARKET
DEBT OPPORTUNITIES FUND

INVESTMENT MANAGER

Franklin Templeton Investment Management Limited

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

699 A2007 09/07









--------------------------------------------------------------------------------
                                              ANNUAL REPORT        07 31 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        FRANKLIN GLOBAL TRUST

                                     -------------------------------------------

                                        Franklin Templeton High Income Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

ANNUAL REPORT

Franklin Templeton High Income Fund ......................................     1

Performance Summary ......................................................     5

Your Fund's Expenses .....................................................     7

Financial Highlights and Statement of Investments ........................     9

Financial Statements .....................................................    14

Notes to Financial Statements ............................................    17

Report of Independent Registered Public Accounting Firm ..................    24

Tax Designation ..........................................................    25

Meeting of Shareholders ..................................................    26

Board Members and Officers ...............................................    28

Shareholder Information ..................................................    33

--------------------------------------------------------------------------------

Annual Report

Franklin Templeton High Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton High Income Fund seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower quality debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton High Income Fund covers the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

Franklin Templeton High Income Fund posted a +6.26% cumulative total return for the fiscal year ended July 31, 2007. The Fund underperformed its benchmark, the Credit Suisse (CS) High Yield Index - Developed Countries Only, which returned +7.59% during the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 5.

1. Source: Credit Suisse. The CS High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy was resilient over the 12 months ended July 31, 2007. Although growth slowed in the first quarter of 2007 as a weakening housing market and moderating profit growth dampened economic expansion, a tight labor market and higher personal incomes helped support the consumer. Despite ongoing housing market weakness, economic growth rebounded in the second quarter and was supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

Oil prices continued to be volatile though inflation remained relatively subdued. However, headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. In July 2007, the headline Consumer Price Index (CPI) reported a 12-month rise of 2.4%, while core CPI increased 2.2%. 2

The Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% during the reporting period. In terms of an overall bias, the Fed continued to diligently assess economic data saying that growth remained relatively stable "despite the ongoing adjustment in the housing sector." At period-end, the financial markets generally expected the Fed to lower its target rate by calendar year-end.

The 10-year Treasury note yield was range bound during the 12-month period, beginning at 4.99% and ending the period at 4.78%. The intermediate portion of the yield curve often reflects market expectations of the future direction of inflation. A relatively moderate inflation environment, combined with modest growth and profitability projections, contributed to this overall trend in interest rates.

The high yield corporate bond market performed well during the first 10 months of the period; however, the market fell late in the period. Until June, high yield spreads over U.S. Treasury securities generally continued to tighten, falling below three percentage points and reaching historically tight levels in early June. However, a combination of increasing risk aversion in broader financial markets, triggered initially by a faltering U.S. housing market and associated subprime mortgage market downturn, and a significant upcoming supply of noninvestment-grade loans and high yield bonds pushed up yield spreads in the latter half of June and into July. By period-end, the yield spread, as measured by the CS High Yield Index - Developed Countries Only, was 4.4 percentage points, up from 3.7 percentage points on July 31, 2006, and its lowest level of
2.7 percentage points earlier in the period. 3

2. Source: Bureau of Labor Statistics.

3. Source: Credit Suisse. See footnote 1 for a description of the CS High Yield Index - Developed Countries Only.


2 | Annual Report

Although the high yield bond market moved lower by period-end, fundamental credit trends remained supportive. For example, default rates were near 25-year lows, second quarter corporate earnings displayed a positive, albeit slower, growth trend, and the proportion of high yield bonds considered in financial distress remained near historical lows. Despite the pullback at the end of the period, the high yield asset class delivered one of the fixed income market's better returns, given the relatively higher income stream and modest default levels.

INVESTMENT STRATEGY

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As "bottom-up" investors, we focus primarily on individual securities. In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the creditworthiness of the issuer.

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.

MANAGER'S DISCUSSION

In terms of performance versus its benchmark, the Fund's modestly more defensive, relatively higher quality positioning constrained performance. Even with widening yield spreads toward period-end, the asset class's lowest quality sectors, including defaulted bonds, generated stronger total return performance during the Fund's fiscal year than higher quality bonds. With valuations at levels not reached since 2004 but with spreads still below longer-term averages, we sought to add exposure to issues we believed had been unduly pressured by the recent market sell-off, while maintaining a neutral to somewhat defensive overall positioning. Notably, the Fund did not experience any defaults among its holdings during the reporting period.

Regarding industry positioning, our relative weightings had a slightly positive impact on performance relative to the benchmark. For example, the Fund's underweighted exposure to the finance sector, which was negatively affected by the housing and subprime mortgage market's downturn, helped relative performance. In addition, the Fund's overweighted position in the chemicals

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Consumer Services                                                          15.0%
Process Industries                                                          8.5%
Health Services                                                             8.0%
Communications                                                              6.9%
Consumer Durables                                                           6.9%
Energy Minerals                                                             6.6%
Industrial Services                                                         6.5%
Utilities                                                                   6.3%
Commercial Services                                                         6.1%
Electronic Technology                                                       5.8%
Producer Manufacturing                                                      5.5%
Finance                                                                     3.1%
Consumer Non-Durables                                                       2.9%
Non-Energy Minerals                                                         2.6%
Other                                                                       6.0%
Short-Term Investments & Other Net Assets                                   3.3%


                                                               Annual Report | 3
industry benefited relative results, as industry consolidation bolstered bonds of such issuers as Lyondell Chemical and Huntsman International. 4

Detractors from performance relative to the benchmark included the Fund's lack of exposure to the airline industry, which experienced one of the fixed income market's strongest returns over the past year. The industry benefited as many airlines rationalized supply and reduced costs through restructuring.

We thank you for your continued participation in Franklin Templeton High Income Fund, and we look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Christopher J. Molumphy

                   Christopher J. Molumphy, CFA
                   Executive Vice President
                   Portfolio Manager
                   Franklin Advisers, Inc.

[PHOTO OMITTED]    /s/ Eric G. Takaha

                   Eric G. Takaha, CFA
                   Senior Vice President
                   Portfolio Manager
                   Franklin Advisers, Inc.

4. These chemicals industry holdings are in the process industries sector in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

Performance Summary as of 7/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
SYMBOL: N/A                                           CHANGE    7/31/07           7/31/06
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$ 0.20     $ 9.75            $ 9.95
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
----------------------------------------------------------------------------------------------
Dividend Income                            $0.7690
----------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0148
----------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0474
----------------------------------------------------------------------------------------------
   TOTAL                                   $0.8312
----------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED SEVEN DAYS OF WITHIN PURCHASE.

----------------------------------------------------------------------------------------------
                                                       1-YEAR    3-YEAR   INCEPTION (8/25/03)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +6.26%   +23.14%          +39.80%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +6.26%    +7.19%           +8.89%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                    +10.82%    +9.01%          +10.06%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
----------------------------------------------------------------------------------------------
      Without Waiver                          1.33%
----------------------------------------------------------------------------------------------
      With Waiver                             0.50%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


                                                               Annual Report | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 in Franklin Templeton High Income Fund from inception on 8/25/03 through 7/31/07, compared with the CS High Yield Index - Developed Countries Only. Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
                            7/31/07
-----------------------------------
1-Year                       +6.26%
-----------------------------------
3-Year                       +7.19%
-----------------------------------
Since Inception (8/25/03)    +8.89%
-----------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                CS High Yield Index -
Calendar Month   Franklin Templeton High Income Fund         Developed Countries Only 6
    Aug-03                    $ 10,080                                $ 10,075
    Sep-03                    $ 10,344                                $ 10,354
    Oct-03                    $ 10,559                                $ 10,568
    Nov-03                    $ 10,733                                $ 10,710
    Dec-03                    $ 10,986                                $ 10,960
    Jan-04                    $ 11,217                                $ 11,173
    Feb-04                    $ 11,198                                $ 11,172
    Mar-04                    $ 11,262                                $ 11,238
    Apr-04                    $ 11,200                                $ 11,227
    May-04                    $ 10,999                                $ 11,054
    Jun-04                    $ 11,162                                $ 11,223
    Jul-04                    $ 11,353                                $ 11,362
    Aug-04                    $ 11,599                                $ 11,544
    Sep-04                    $ 11,782                                $ 11,718
    Oct-04                    $ 12,071                                $ 11,920
    Nov-04                    $ 12,157                                $ 12,068
    Dec-04                    $ 12,319                                $ 12,249
    Jan-05                    $ 12,323                                $ 12,241
    Feb-05                    $ 12,560                                $ 12,403
    Mar-05                    $ 12,169                                $ 12,105
    Apr-05                    $ 12,033                                $ 11,979
    May-05                    $ 12,298                                $ 12,124
    Jun-05                    $ 12,492                                $ 12,327
    Jul-05                    $ 12,698                                $ 12,496
    Aug-05                    $ 12,698                                $ 12,560
    Sep-05                    $ 12,563                                $ 12,430
    Oct-05                    $ 12,494                                $ 12,312
    Nov-05                    $ 12,670                                $ 12,394
    Dec-05                    $ 12,807                                $ 12,497
    Jan-06                    $ 12,960                                $ 12,656
    Feb-06                    $ 13,088                                $ 12,781
    Mar-06                    $ 13,128                                $ 12,876
    Apr-06                    $ 13,175                                $ 12,962
    May-06                    $ 13,112                                $ 12,997
    Jun-06                    $ 13,049                                $ 12,927
    Jul-06                    $ 13,157                                $ 13,036
    Aug-06                    $ 13,346                                $ 13,216
    Sep-06                    $ 13,537                                $ 13,381
    Oct-06                    $ 13,741                                $ 13,564
    Nov-06                    $ 13,961                                $ 13,813
    Dec-06                    $ 14,088                                $ 13,976
    Jan-07                    $ 14,201                                $ 14,138
    Feb-07                    $ 14,417                                $ 14,357
    Mar-07                    $ 14,465                                $ 14,397
    Apr-07                    $ 14,683                                $ 14,602
    May-07                    $ 14,784                                $ 14,714
    Jun-07                    $ 14,461                                $ 14,487
    Jul-07                    $ 13,980                                $ 14,026
    Aug-07                       N/A                                     N/A

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COUNTRIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed 0.50% (other than certain non-routine expenses) until 11/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Credit Suisse. The CS High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.


6 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
                                                     VALUE 2/1/07        VALUE 7/31/07     PERIOD* 2/1/07-7/31/07
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $  984.40                $2.46
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,022.32                $2.51
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HIGH INCOME FUND

                                                                                    ----------------------------------------------
                                                                                                   YEAR ENDED JULY 31,
                                                                                      2007        2006        2005        2004 f
                                                                                    ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................................   $   9.95    $  10.58    $  10.51    $    10.00
                                                                                    -----------------------------------------------
Income from investment operations a:
   Net investment income b ......................................................       0.75        0.73        0.75          0.72
   Net realized and unrealized gains (losses) ...................................      (0.12)      (0.37)       0.45          0.61
                                                                                    -----------------------------------------------
Total from investment operations ................................................       0.63        0.36        1.20          1.33
                                                                                    -----------------------------------------------
Less distributions from:
   Net investment income ........................................................      (0.77)      (0.75)      (0.78)        (0.77)
   Net realized gains ...........................................................      (0.06)      (0.24)      (0.35)        (0.05)
                                                                                    -----------------------------------------------
Total distributions .............................................................      (0.83)      (0.99)      (1.13)        (0.82)
                                                                                    -----------------------------------------------
Net asset value, end of year ....................................................   $   9.75    $   9.95    $  10.58    $    10.51
                                                                                    ===============================================

Total return c ..................................................................       6.26%       3.61%      11.86%        13.53%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ...............................       1.48%       1.33%       1.31%         1.36%
Expenses net of waiver and payments by affiliates ...............................       0.50% e     0.50% e     0.50% e       0.50%
Net investment income ...........................................................       7.29%       7.13%       7.07%         7.33%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................   $  6,062    $  7,069    $  8,161    $    7,337
Portfolio turnover rate .........................................................      48.08%      54.31%      53.77%        82.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f For the period August 25, 2003 (commencement of operations) to July 31, 2004.


                                                               Annual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                              COUNTRY       PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS 96.7%
    COMMERCIAL SERVICES 6.1%
  b ARAMARK Corp., senior note, 144A, 8.50%, 2/01/15 .........................     United States       $   75,000       $    71,062
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ....................     United States          100,000           105,500
    Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 .....................     United States           50,000            49,625
    Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ......................     United States           50,000            48,250
    R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 .......................     United States           25,000            24,438
  b Rental Service Corp., senior note, 144A, 9.50%, 12/01/14 .................     United States           75,000            73,500
                                                                                                                        ------------
                                                                                                                            372,375
                                                                                                                        ------------
    COMMUNICATIONS 6.9%
    Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
       10.375% thereafter, 11/15/12 ..........................................    United Kingdom           75,000            70,125
    Intelsat Intermediate, senior note, zero cpn. to 2/01/10, 9.25%
       thereafter,
       2/01/15 ...............................................................        Bermuda              25,000            19,750
    Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13 ........        Bermuda              75,000            75,000
  b MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14 ...............     United States           50,000            49,250
    Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ........      Luxembourg             50,000            53,125
    Qwest Communications International Inc., senior note, 7.50%, 2/15/14 .....     United States          100,000            96,500
  b Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 .........         Italy               50,000            51,750
                                                                                                                        ------------
                                                                                                                            415,500
                                                                                                                        ------------
    CONSUMER DURABLES 6.9%
    Ford Motor Credit Co. LLC,
       5.625%, 10/01/08 ......................................................     United States          100,000            97,832
       senior note, 9.875%, 8/10/11 ..........................................     United States           75,000            76,009
    General Motors Corp., senior deb., 8.25%, 7/15/23 ........................     United States           50,000            41,000
    Jarden Corp., senior sub. note, 7.50%, 5/01/17 ...........................     United States           75,000            67,875
    Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .....................     United States           50,000            49,250
    KB Home, senior note, 6.25%, 6/15/15 .....................................     United States          100,000            83,500
                                                                                                                        ------------
                                                                                                                            415,466
                                                                                                                        ------------
    CONSUMER NON-DURABLES 2.9%
    Reynolds American Inc., senior secured note, 7.625%, 6/01/16 .............     United States          100,000           103,727
    Smithfield Foods Inc., senior note, 7.75%, 7/01/17 .......................     United States           75,000            72,750
                                                                                                                        ------------
                                                                                                                            176,477
                                                                                                                        ------------
    CONSUMER SERVICES 15.0%
    CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .....................         Canada              50,000            48,250
    CCH I LLC, senior secured note, 11.00%, 10/01/15 .........................     United States           25,000            25,125
    CCH II LLC, senior note, 10.25%, 9/15/10 .................................     United States          100,000           102,250
    CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ..........................     United States           50,000            44,750
    EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ........................     United States           50,000            48,125
  b Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ...........................     United States           50,000            43,375
    Liberty Media Corp., senior note, 5.70%, 5/15/13 .........................     United States           50,000            45,885
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...................     United States           50,000            48,375
    MGM MIRAGE, senior note, 6.625%, 7/15/15 .................................     United States          100,000            88,750
  b Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 ..............     United States           50,000            43,750
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ...........     United States           50,000            52,000
    Quebecor Media Inc., senior note, 7.75%, 3/15/16 .........................        Canada               75,000            70,875
    Radio One Inc., senior sub. note, 6.375%, 2/15/13 ........................     United States           50,000            45,500
    Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ................     United States          100,000            94,415


10 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                            COUNTRY         PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
    Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ..................     United States       $   75,000       $    63,563
  b Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15 ....     United States           50,000            45,750
                                                                                                                        ------------
                                                                                                                            910,738
                                                                                                                        ------------
    ELECTRONIC TECHNOLOGY 5.8%
    DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 .................     United States           50,000            48,250
  b Freescale Semiconductor Inc., senior note, 144A, 8.875%, 12/15/14 ........     United States          100,000            91,750
    L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 ..............     United States           75,000            68,625
    NXP BV/NXP Funding LLC, senior secured note, 7.875%, 10/15/14 ............      Netherlands            50,000            46,438
b,c Sanmina-SCI Corp., senior note, 144A, FRN, 8.11%, 6/15/14 ................     United States           50,000            49,500
  b TransDigm Inc., senior sub. note, 144A, 7.75%, 7/15/14 ...................     United States           50,000            49,250
                                                                                                                        ------------
                                                                                                                            353,813
                                                                                                                        ------------
    ENERGY MINERALS 6.6%
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .....................     United States          100,000            90,750
    Mariner Energy Inc., senior note, 7.50%, 4/15/13 .........................     United States           75,000            71,437
    Peabody Energy Corp., senior note, 7.375%, 11/01/16 ......................     United States           50,000            49,125
  b Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ................      Switzerland            75,000            68,813
    Pogo Producing Co., senior sub. note, 7.875%, 5/01/13 ....................     United States           50,000            50,875
  b Tesoro Corp., senior note, 144A, 6.50%, 6/01/17 ..........................     United States           75,000            71,250
                                                                                                                        ------------
                                                                                                                            402,250
                                                                                                                        ------------
    FINANCE 3.1%
    GMAC LLC, 6.875%, 8/28/12 ................................................     United States          150,000           138,118
    United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13 .....     United States           50,000            51,625
                                                                                                                        ------------
                                                                                                                            189,743
                                                                                                                        ------------
    HEALTH SERVICES 8.0%
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 ............................     United States           75,000            71,438
  b FMC Finance III SA, senior note, 144A, 6.875%, 7/15/17 ...................       Germany               75,000            72,562
    HCA Inc.,
          senior note, 6.50%, 2/15/16 ........................................     United States           50,000            38,750
        b senior secured note, 144A, 9.125%, 11/15/14 ........................     United States           75,000            74,250
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ....................     United States          100,000            85,500
  b United Surgical Partners International Inc., senior sub. note, 144A, PIK,
       9.25%, 5/01/17 ........................................................     United States           50,000            46,750
b,c U.S. Oncology Holdings Inc., senior note, 144A, FRN, 9.797%, 3/15/12 .....     United States           50,000            46,500
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ....     United States           50,000            46,750
                                                                                                                        ------------
                                                                                                                            482,500
                                                                                                                        ------------
    INDUSTRIAL SERVICES 6.5%
    Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17 ....     United States           50,000            46,750
  b Bristow Group Inc., senior note, 144A, 7.50%, 9/15/17 ....................     United States           50,000            49,750
    Compagnie Generale de Geophysique-Veritas, senior note, 7.75%,
       5/15/17 ...............................................................        France               50,000            49,000
    Copano Energy LLC, senior note, 8.125%, 3/01/16 ..........................     United States           50,000            50,250
    El Paso Corp., senior note, 6.875%, 6/15/14 ..............................     United States           75,000            73,483
    Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 ...............     United States           50,000            46,750
    The Williams Cos. Inc., senior note, 7.625%, 7/15/19 .....................     United States           75,000            76,500
                                                                                                                        ------------
                                                                                                                            392,483
                                                                                                                        ------------


                                                              Annual Report | 11

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                             COUNTRY       PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    NON-ENERGY MINERALS 2.6%
    Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17 ........     United States      $   75,000        $    78,937
    Novelis Inc., senior note, 7.25%, 2/15/15 ................................        Canada              75,000             75,563
                                                                                                                        ------------
                                                                                                                            154,500
                                                                                                                        ------------
    PROCESS INDUSTRIES 8.5%
    Crown Americas Inc., senior note, 7.75%, 11/15/15 ........................     United States          50,000             49,500
    Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ...........     United States          50,000             53,750
  b Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 ...........................    United Kingdom          75,000             69,000
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ........................       Ireland              75,000             72,000
    Lyondell Chemical Co., senior note, 8.00%, 9/15/14 .......................     United States          75,000             80,625
  b MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ...................     United States          50,000             45,750
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ............................     United States          75,000             74,250
    Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ........     United States          75,000             69,375
                                                                                                                        ------------
                                                                                                                            514,250
                                                                                                                        ------------
    PRODUCER MANUFACTURING 5.5%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 .......................     United States          50,000             52,550
    Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 ...............     United States          50,000             46,250
    Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 .......................     United States          50,000             49,500
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 ............................     United States          50,000             43,250
    RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ..................     United States          75,000             72,750
  b TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ...................     United States          75,000             69,750
                                                                                                                        ------------
                                                                                                                            334,050
                                                                                                                        ------------
    REAL ESTATE DEVELOPMENT 0.8%
    Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ...............     United States          50,000             48,250
                                                                                                                        ------------
    REAL ESTATE INVESTMENT TRUST 1.6%
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 .......................     United States         100,000             97,750
                                                                                                                        ------------
    RETAIL TRADE 1.9%
  b Dollar General Corp., senior note, 144A, 10.625%, 7/15/15 ................     United States          75,000             66,750
  b Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 ................     United States          50,000             48,750
                                                                                                                        ------------
                                                                                                                            115,500
                                                                                                                        ------------
    TECHNOLOGY SERVICES 1.7%
    SunGard Data Systems Inc.,
       senior note, 9.125%, 8/15/13 ..........................................     United States          75,000             75,750
       senior sub. note, 10.25%, 8/15/15 .....................................     United States          25,000             25,125
                                                                                                                        ------------
                                                                                                                            100,875
                                                                                                                        ------------
    UTILITIES 6.3%
    Aquila Inc., senior note, 9.95%, 2/01/11 .................................     United States          75,000             79,685
    Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 .......................     United States          75,000             70,125
  b Edison Mission Energy, senior note, 144A, 7.00%, 5/15/17 .................     United States          50,000             45,375
    Mirant North America LLC, senior note, 7.375%, 12/31/13 ..................     United States          50,000             50,000
    NRG Energy Inc., senior note, 7.375%, 2/01/16 ............................     United States         100,000             96,750
    TXU Corp., senior note, P, 5.55%, 11/15/14 ...............................     United States          50,000             40,584
                                                                                                                        ------------
                                                                                                                            382,519
                                                                                                                        ------------
    TOTAL CORPORATE BONDS (COST $6,073,554) ..................................                                            5,859,039
                                                                                                                        ------------


12 | Annual Report

Franklin Global Trust

-------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HIGH INCOME FUND                                             COUNTRY       SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $91,785) 1.5%
  MONEY MARKET FUND 1.5%
d Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% .....   United States    91,785   $   91,785
                                                                                                         ----------
  TOTAL INVESTMENTS (COST $6,165,339) 98.2% ................................                              5,950,824
  OTHER ASSETS, LESS LIABILITIES 1.8% ......................................                                111,216
                                                                                                         ----------
  NET ASSETS 100.0% ........................................................                             $6,062,040
                                                                                                         ==========

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note
PIK - Payment-In-Kind

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2007, the aggregate value of these securities was $1,344,187, representing 22.17% of net assets.

c The coupon rate shown represents the rate at period end.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2007

                                                                  -------------
                                                                    FRANKLIN
                                                                    TEMPLETON
                                                                   HIGH INCOME
                                                                      FUND
                                                                  -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................    $ 6,073,554
      Cost - Sweep Money Fund (Note 7) ........................         91,785
                                                                  -------------
      Total cost of investments ...............................    $ 6,165,339
                                                                  =============
      Value - Unaffiliated issuers ............................    $ 5,859,039
      Value - Sweep Money Fund (Note 7) .......................         91,785
                                                                  -------------
      Total value of investments ..............................      5,950,824
   Receivables:
      Interest ................................................        127,404
      Affiliates ..............................................         32,928
                                                                  -------------
         Total assets .........................................      6,111,156
                                                                  -------------
Liabilities:
   Payables:
      Distributions to shareholders ...........................         38,932
      Reports to shareholders .................................          6,706
   Accrued expenses and other liabilities .....................          3,478
                                                                  -------------
         Total liabilities ....................................         49,116
                                                                  =============
            Net assets, at value ..............................    $ 6,062,040
                                                                  =============
Net assets consist of:
   Paid-in capital ............................................    $ 6,195,094
   Distributions in excess of net investment income ...........        (10,322)
   Net unrealized appreciation (depreciation) .................       (214,515)
   Accumulated net realized gain (loss) .......................         91,783
                                                                  -------------
            Net assets, at value ..............................    $ 6,062,040
                                                                  =============
Shares outstanding ............................................        621,915
                                                                  =============
Net asset value and maximum offering price per share a ........    $      9.75
                                                                  =============

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2007

                                                                  -------------
                                                                    FRANKLIN
                                                                    TEMPLETON
                                                                   HIGH INCOME
                                                                      FUND
                                                                  -------------
Investment income:
   Dividends from Sweep Money Fund (Note 7) ...................      $   6,185
   Interest ...................................................        528,768
                                                                  -------------
      Total investment income .................................        534,953
                                                                  -------------
Expenses:
   Management fees (Note 3a) ..................................         20,251
   Administrative fees (Note 3b) ..............................         13,744
   Transfer agent fees (Note 3d) ..............................          1,792
   Custodian fees (Note 4) ....................................            109
   Reports to shareholders ....................................         13,312
   Registration and filing fees ...............................         14,653
   Professional fees ..........................................         27,823
   Trustees' fees and expenses ................................            591
   Other ......................................................          8,933
                                                                  -------------
      Total expenses ..........................................        101,208
      Expense reductions (Note 4) .............................            (29)
      Expenses waived/paid by affiliates (Note 3e) ............        (66,819)
                                                                  -------------
         Net expenses .........................................         34,360
                                                                  -------------
            Net investment income .............................        500,593
                                                                  -------------
Realized and unrealized losses:
   Net realized gain (loss) from investments ..................        103,523
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................       (126,710)
                                                                  -------------
Net realized and unrealized gain (loss) .......................        (23,187)
                                                                  -------------
Net increase (decrease) in net assets resulting from
   operations .................................................      $ 477,406
                                                                  =============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     --------------------------
                                                                                                          FRANKLIN TEMPLETON
                                                                                                           HIGH INCOME FUND
                                                                                                     --------------------------
                                                                                                         YEAR ENDED JULY 31,
                                                                                                         2007          2006
                                                                                                     --------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................................................   $   500,593   $   523,845
      Net realized gain (loss) from investments ..................................................       103,523       112,432
      Net change in unrealized appreciation (depreciation) on investments ........................      (126,710)     (378,241)
                                                                                                     --------------------------
         Net increase (decrease) in net assets resulting from operations .........................       477,406       258,036
                                                                                                     --------------------------
   Distributions to shareholders from:
      Net investment income ......................................................................      (507,847)     (534,979)
      Net realized gains .........................................................................       (44,509)     (167,770)
                                                                                                     --------------------------
   Total distributions to shareholders ...........................................................      (552,356)     (702,749)
                                                                                                     --------------------------
   Capital share transactions (Note 2) ...........................................................      (932,051)     (647,229)
                                                                                                     --------------------------
         Net increase (decrease) in net assets ...................................................    (1,007,001)   (1,091,942)
Net assets:
   Beginning of year .............................................................................     7,069,041     8,160,983
                                                                                                     --------------------------
   End of year ...................................................................................   $ 6,062,040   $ 7,069,041
                                                                                                     ==========================
Distributions in excess of net investment income included in net assets:
   End of year ...................................................................................   $   (10,322)  $   (14,099)
                                                                                                     ==========================


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Templeton High Income Fund (the
Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                                                              Annual Report | 17

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                         -------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                                                                   2007                     2006
                                                         -------------------------------------------------
                                                          SHARES       AMOUNT       SHARES       AMOUNT
                                                         -------------------------------------------------
Shares sold ..........................................     28,854   $    302,000     79,423   $   835,000
Shares issued in reinvestment of distributions .......      4,338         44,509     16,595       167,771
Shares redeemed ......................................   (122,000)    (1,278,560)  (156,845)   (1,650,000)
                                                         -------------------------------------------------
Net increase (decrease) ..............................    (88,808)  $   (932,051)   (60,827)  $  (647,229)
                                                         =================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                          Investment manager
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent


                                                              Annual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has not activated the plan.

D. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Fund paid transfer agent fees of $1,792, of which $56 was retained by Investor Services.

E. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Fiduciary have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived/paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.


20 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

5. INCOME TAXES

The tax character of distributions paid during the years ended July 31, 2007 and 2006, was as follows:

                                                             -------------------
                                                               2007       2006
                                                             -------------------
Distribution paid from:
   Ordinary income .......................................   $518,438   $629,033
   Long term capital gain ................................     33,918     73,716
                                                             -------------------
                                                             $552,356   $702,749
                                                             ===================

At July 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..............................................   $6,176,317
                                                                     ===========

Unrealized appreciation ..........................................   $   40,853
Unrealized depreciation ..........................................     (266,346)
                                                                     -----------
Net unrealized appreciation (depreciation) .......................   $ (225,493)
                                                                     ===========

Undistributed ordinary income ....................................   $   85,095
Undistributed long term capital gains ............................       46,273
                                                                     -----------
Distributable earnings ...........................................   $  131,368
                                                                     ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2007, aggregated $3,179,271 and $4,215,023, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2007, there were three unaffiliated shareholders, holding 44%, 39% and 15% of the Fund's outstanding shares.

9. CREDIT RISK

The Fund has 98.5% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


22 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 23

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN TEMPLETON HIGH INCOME FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Templeton High Income Fund (one of the funds constituting the Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2007, the results of its operations for the year then ended, the changes of its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


24 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON HIGH INCOME FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $46,334 as a long term capital gain dividend for the fiscal year ended July 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $48,151 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2007.


                                                              Annual Report | 25

Franklin Global Trust

Franklin Templeton High Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton High Income Fund's (the "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including three (3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

-----------------------------------------------------------------------------------------------------------
                                                     % OF         % OF                    % OF        % OF
                                                  OUTSTANDING    VOTED                 OUTSTANDING    VOTED
NAME                                   FOR          SHARES       SHARES    WITHHELD      SHARES      SHARES
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton .............   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Robert F. Carlson ............   31,255,986.306     83.526%     99.951%   15,358.451      0.041%     0.049%
Sam Ginn .....................   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Edith E. Holiday .............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Frank W.T. LaHaye ............   31,256,072.485     83.526%     99.951%   15,272.272      0.041%     0.049%
Frank A. Olson ...............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Larry D. Thompson ............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
John B. Wilson ...............   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Charles B. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%
Gregory E. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469      0.041%     0.049%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   29,754,630.388     79.514%      95.151%
Against ......................        5,747.015      0.015%       0.018%
Abstain ......................        7,315.354      0.020%       0.023%
Broker non-votes .............    1,503,652.000      4.018%       4.808%
------------------------------------------------------------------------
TOTAL ........................   31,271,344.757     83.567%     100.000%


26 | Annual Report

Franklin Global Trust

Franklin Templeton High Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                   SHARES VOTED      SHARES      SHARES
------------------------------------------------------------------------
For ............................    719,914.957     100.000%    100.000%
Against ........................             --          --          --
Abstain ........................             --          --          --
------------------------------------------------------------------------
TOTAL ..........................    719,914.957     100.000%    100.000%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                   SHARES VOTED      SHARES      SHARES
------------------------------------------------------------------------
For ............................    719,914.957     100.000%    100.000%
Against ........................             --          --          --
Abstain ........................             --          --          --
------------------------------------------------------------------------
TOTAL ..........................    719,914.957     100.000%    100.000%

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                   SHARES VOTED     SHARES       SHARES
------------------------------------------------------------------------
For ............................    719,914.957     100.000%    100.000%
Against ........................             --          --          --
Abstain ........................             --          --          --
------------------------------------------------------------------------
TOTAL ..........................    719,914.957     100.000%    100.000%


                                                              Annual Report | 27

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 2000         140                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee         Since 2000         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                 Trustee         Since March 2007   121                      Director, Chevron Corporation (global
One Franklin Parkway                                                                        energy company) and ICO Global
San Mateo, CA 94403-1906                                                                    Communications (Holdings) Limited
                                                                                            (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch (wireless company), PLC; Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee         Since 2000         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                    and refining of oil and gas), H.J. Heinz
                                                                                            Company (processed foods and allied
                                                                                            products), RTI International Metals,
                                                                                            Inc. (manufacture and distribution of
                                                                                            titanium), Canadian National Railway
                                                                                            (railroad) and White Mountains Insurance
                                                                                            Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee         Since 2000         121                      Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee         Since 2005         140                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                    and refining of oil and gas) and
                                                                                            Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee         Since March 2007   140                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee         Since 2006         121                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (190-1992); Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and     Since 2000         140                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee         Since March 2007    91                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Officer since 2004
San Mateo, CA 94403-1906        Officer and     and Vice
                                Vice President  President - AML
                                - AML           Compliance since
                                Compliance      2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer       Since 2004          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002          Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)       Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and   President since     Not Applicable           Not Applicable
One Franklin Parkway            Chief           2000 and Chief
San Mateo, CA 94403-1906        Executive       Executive Officer
                                Officer         - Investment
                                - Investment    Management
                                Management      since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)  Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President  Since 2006          Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004         Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


32 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment


                                                              Annual Report | 33

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed its investment performance in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date depending on when the Fund commenced operations. Investment performance was shown on a total return basis and on an income return basis for Franklin Templeton High Income Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Fund has been in operation for only three full years


34 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the Lipper report showed the Fund's income return to be in the second-highest quintile of such performance universe for both the one- and three-year periods, and its total return to be in the middle quintile of such universe for the one-year period and the highest quintile of such universe for the three-year period. The Board was satisfied with the Fund's performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. Both the contractual investment management fee rate and actual total expenses were in the least expensive quintile of the Fund's Lipper expense group. The Board was satisfied with these comparative expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements.


                                                              Annual Report | 35

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Fund that has been in operation for only three full years and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Annual Report

     [LOGO](R)
FRANKLIN TEMPLETON
   INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT

FRANKLIN TEMPLETON HIGH INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

067 A2007 09/07





                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                                   ANNUAL REPORT | JULY 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FRANKLIN GLOBAL TRUST

                    ------------------------------------------------------------

                    Franklin International Smaller Companies Growth Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

ANNUAL REPORT

Franklin International Smaller Companies Growth Fund ......................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Report of Independent Registered Public Accounting Firm ...................   25

Tax Designation ...........................................................   26

Meeting of Shareholders ...................................................   27

Board Members and Officers ................................................   30

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

Annual Report

Franklin International Smaller Companies Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Standard & Poor's (S&P)/Citigroup <$2 Billion Cap Range EPAC (Europe Pacific Asia Composite) Index, whichever is greater at the time of purchase. 1 The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over the counter outside of North America.

This annual report for Franklin International Smaller Companies Growth Fund covers the fiscal year ended July 31, 2007.

1. The S&P/Citigroup <$2 Billion Cap Range EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Europe ..................................................................  62.2%
Asia ....................................................................  30.3%
Middle East & Africa ....................................................   1.0%
Short-Term Investments & Other Net Assets ...............................   6.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund posted a +32.04% cumulative total return for the 12 months ended July 31, 2007. The Fund performed comparably to its benchmark, the S&P/Citigroup <$2 Billion Cap Range EPAC Index, which returned +32.78% for the same period. 2 You can find more performance data in the Performance AAA Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy was mostly resilient throughout the 12-month period ended July 31, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth.

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P/Citigroup <$2 Billion Cap Range EPAC Index. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report

These concerns subsided somewhat as some U.S. economic data pointed to a rebound during the second quarter. However, by period-end, worries about the weak housing market, uneven domestic growth and tighter borrowing conditions resurfaced and culminated in a widespread sell-off across global markets.

Although financing costs increased gradually from unprecedented low levels, global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant for most of the reporting period. As investible cash looked for a home, global merger and acquisition activity was heightened. The total value of deals announced in the first six months of this year was more than $2.6 trillion. 3

With this backdrop, most global equity markets ended the 12 months with double-digit total returns despite volatility late in the review period. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, "bottom-up" approach involving in-depth analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a quantitative and qualitative approach to identify smaller international companies that may benefit from longer-term dynamic growth. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage. Additionally, the companies we invest in tend to also have a strong balance sheet and/or have the ability to generate cash flow over the next five years. After we identify a company, we conduct thorough analysis to establish the earning prospects and determine the value of the company. Overall, we seek to invest in growth companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. While we seek to outperform the S&P/Citigroup <$2 Billion Cap Range EPAC Index, the Fund may take positions that are not represented in the index.

3. Source: Thomson Financial.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Diversified Consumer Services                                               7.1%
Construction & Engineering                                                  7.0%
Food Products                                                               6.7%
Media                                                                       6.4%
Machinery                                                                   5.4%
Health Care Equipment & Supplies                                            5.3%
Textiles, Apparel & Luxury Goods                                            5.0%
Road & Rail                                                                 4.2%
Hotels, Restaurants & Leisure                                               4.2%
Health Care Providers & Services                                            3.9%
Metals & Mining                                                             3.7%
Capital Markets                                                             3.6%
Communications Equipment                                                    3.2%
Commercial Services & Supplies                                              3.2%
Insurance                                                                   3.1%
Building Products                                                           3.0%
Leisure Equipment & Products                                                2.8%
Biotechnology                                                               2.1%
Office Electronics                                                          2.0%
Other                                                                      11.6%
Short-Term Investments & Other Net Assets                                   6.5%


                                                               Annual Report | 3

TOP 10 COUNTRIES
7/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Japan                                                                      16.8%
--------------------------------------------------------------------------------
U.K.                                                                       15.7%
--------------------------------------------------------------------------------
Netherlands                                                                10.6%
--------------------------------------------------------------------------------
France                                                                      8.1%
--------------------------------------------------------------------------------
Belgium                                                                     7.4%
--------------------------------------------------------------------------------
Hong Kong                                                                   6.4%
--------------------------------------------------------------------------------
South Korea                                                                 4.9%
--------------------------------------------------------------------------------
Germany                                                                     4.0%
--------------------------------------------------------------------------------
Italy                                                                       3.1%
--------------------------------------------------------------------------------
Switzerland                                                                 3.0%
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

During the 12 months under review, the Fund's performance relative to the benchmark S&P/Citigroup <$2 Billion Cap Range EPAC Index benefited most from stock selection in the consumer discretionary sector. 4 Specifically, Hong Kong-based watch designer and manufacturer Peace Mark (Holdings) was a major contributor to Fund performance. Peace Mark, which has 850 retail outlets throughout China, performed well and maintained strong operating results while rapidly expanding its retail presence in department stores and at stand-alone locations. The company has plans to open approximately 100 new outlets annually over the next several years, mostly in second-tier Chinese cities. Another strong contributor to Fund performance during the Fund's fiscal year was MegaStudy, a leading South Korean online educational services company, which benefited from strong demand for its middle school and high school products. Several industrials sector holdings also helped performance. 5 For example, South Korean engineering and construction firm Samsung Engineering performed well, as did French fiber-optics cabling company Nexans (sold by period-end) and forged steel products and plastic machinery manufacturer Japan Steel Works.

Conversely, stock selection in the materials sector detracted from relative Fund performance. 6 Notably, the Fund's investment in Sumitomo Titanium, a Japanese manufacturer of high-grade titanium and silicon products, hurt relative performance despite positive absolute returns. In our view, investor concerns of a potentially flooded titanium market over the next several years due to China's increased production hindered the company's prospects. In addition, negative returns from Hong Kong-based organic fertilizer company Century Sunshine Ecological Technology Holdings, which is not an index component, also weighed on Fund results. Century Sunshine's shares fell sharply after the company was denied a permit to construct a 400,000 ton production facility in Fujian province. However, despite the setback, our outlook for Century Sunshine remained positive at period-end as our analysis indicated that Century Sunshine's balance sheet was healthy and its shares were attractively valued. We also believed the company was well positioned as China's largest organic fertilizer producer to benefit from the Chinese government's move away from chemical fertilizers over the next five years. Other significant detractors from relative performance during the period included French biotechnology company Flamel Technologies (not an index component), Japan-based hair care

4. The Fund's consumer discretionary holdings are in the auto components; diversified consumer services; hotels, restaurants and leisure; leisure equipment and products; media; personal products; and textiles, apparel and luxury goods industries in the SOI.

5. The Fund's industrials holdings are in the building products, commercial services and supplies, construction and engineering, electrical equipment, machinery, and road and rail industries in the SOI.

6. The Fund's materials holdings are in the chemicals and metals and mining industries in the SOI.


4 | Annual Report
products manufacturer Milbon and Japanese parking equipment and services operator PARK24.

From a geographic perspective, our underweighted allocation to Japan helped the Fund's relative performance as Japan was the worst performing equity market among developed countries during the year under review. The Fund also benefited from an overweighted position in Europe, which was the best performing developed market region. On the other hand, underweighted exposure to Asia-Pacific (ex Japan) hurt relative Fund performance.

During the reporting period, consistent with our disciplined methodology, we continued to search for smaller growth companies with attractive valuations outside the U.S. despite recent market volatility. Oftentimes, volatility creates opportunities for us to invest in what we believe are great companies at great prices as we attempt to benefit from the dynamics of investor psychology. We closely examine downside risk as part of our everyday process. In other words, we attempt to establish a margin of safety that includes what we believe are competitive advantages that could offer additional returns over the long term. Moreover, the companies that we invest in are often overlooked and undervalued by investment experts due to the companies' relatively small size, thus further supporting our outlook for the long term.

Thank you for your continued participation in Franklin International Smaller Companies Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]  /s/ Edwin Lugo, CFA
                 Portfolio Manager
                 Franklin International Smaller Companies Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
7/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
EVS Broadcast Equipment SA                                                 3.2%
   COMMUNICATIONS EQUIPMENT, BELGIUM
--------------------------------------------------------------------------------
MegaStudy Co. Ltd.                                                         2.9%
   DIVERSIFIED CONSUMER SERVICES,
   SOUTH KOREA
--------------------------------------------------------------------------------
Tele Atlas NV                                                              2.8%
   DIVERSIFIED CONSUMER SERVICES,
   NETHERLANDS
--------------------------------------------------------------------------------
Vitasoy International Holdings Ltd.                                        2.4%
   FOOD PRODUCTS, HONG KONG
--------------------------------------------------------------------------------
Unibet Group PLC                                                           2.4%
   HOTELS, RESTAURANTS & LEISURE, U.K.
--------------------------------------------------------------------------------
Tubacex SA                                                                 2.4%
   METALS & MINING, SPAIN
--------------------------------------------------------------------------------
Peace Mark (Holdings) Ltd.                                                 2.4%
   TEXTILES, APPAREL & LUXURY GOODS,
   HONG KONG
--------------------------------------------------------------------------------
Homeserve PLC                                                              2.3%
   COMMERCIAL SERVICES & SUPPLIES, U.K.
--------------------------------------------------------------------------------
RHJ International                                                          2.3%
   CAPITAL MARKETS, BELGIUM
--------------------------------------------------------------------------------
Parkway Holdings Ltd.                                                      2.2%
   HEALTH CARE PROVIDERS & SERVICES,
   SINGAPORE
--------------------------------------------------------------------------------


                                                               Annual Report | 5

Performance Summary as of 7/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FKSCX                                    CHANGE   7/31/07   7/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$7.25    $31.70    $24.45
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/06-7/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0937
--------------------------------------------------------------------------------
Short-term Capital Gain               $0.1112
--------------------------------------------------------------------------------
Long-term Capital Gain                $0.2920
--------------------------------------------------------------------------------
   TOTAL                              $0.4969
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
                                                  1-YEAR     3-YEAR   INCEPTION (10/15/02)
------------------------------------------------------------------------------------------
Cumulative Total Return 2                        +32.04%   +148.26%        +303.01%
------------------------------------------------------------------------------------------
Average Annual Total Return 3                    +32.04%    +35.40%         +33.76%
------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $13,204    $24,826         $40,301
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 5               +22.00%    +31.31%         +33.80%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
------------------------------------------------------------------------------------------
      Without Waiver                    1.20%
------------------------------------------------------------------------------------------
      With Waiver                       0.95%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin International      S&P/Citigroup <$2 Billion Cap Range
CALENDAR MONTH   Smaller Companies Growth Fund              EPAC Index 7
    Oct-02                   $ 9,970                           $ 9,956
    Nov-02                   $10,180                           $10,312
    Dec-02                   $10,206                           $10,235
    Jan-03                   $10,025                           $10,086
    Feb-03                   $ 9,844                           $10,066
    Mar-03                   $ 9,714                           $10,004
    Apr-03                   $10,597                           $10,833
    May-03                   $11,460                           $11,743
    Jun-03                   $11,601                           $12,301
    Jul-03                   $12,092                           $12,701
    Aug-03                   $12,664                           $13,507
    Sep-03                   $13,266                           $14,276
    Oct-03                   $14,992                           $15,259
    Nov-03                   $15,013                           $15,245
    Dec-03                   $15,655                           $16,179
    Jan-04                   $16,689                           $16,856
    Feb-04                   $16,947                           $17,341
    Mar-04                   $17,340                           $18,250
    Apr-04                   $17,113                           $17,660
    May-04                   $16,637                           $17,418
    Jun-04                   $17,392                           $18,227
    Jul-04                   $16,234                           $17,468
    Aug-04                   $16,089                           $17,643
    Sep-04                   $16,492                           $18,082
    Oct-04                   $17,071                           $18,688
    Nov-04                   $18,509                           $20,120
    Dec-04                   $19,459                           $21,102
    Jan-05                   $19,920                           $21,575
    Feb-05                   $20,855                           $22,483
    Mar-05                   $20,324                           $22,094
    Apr-05                   $20,070                           $21,599
    May-05                   $20,243                           $21,579
    Jun-05                   $21,040                           $22,124
    Jul-05                   $22,055                           $22,992
    Aug-05                   $23,463                           $23,687
    Sep-05                   $24,998                           $24,799
    Oct-05                   $24,837                           $24,314
    Nov-05                   $26,257                           $25,165
    Dec-05                   $28,000                           $27,015
    Jan-06                   $30,345                           $28,703
    Feb-06                   $30,797                           $28,384
    Mar-06                   $32,286                           $29,550
    Apr-06                   $34,484                           $30,920
    May-06                   $32,873                           $29,248
    Jun-06                   $32,274                           $28,615
    Jul-06                   $30,523                           $28,038
    Aug-06                   $31,010                           $28,863
    Sep-06                   $30,947                           $29,071
    Oct-06                   $31,871                           $30,052
    Nov-06                   $33,169                           $31,315
    Dec-06                   $35,000                           $32,369
    Jan-07                   $35,623                           $32,852
    Feb-07                   $35,636                           $33,584
    Mar-07                   $37,212                           $34,666
    Apr-07                   $38,547                           $36,084
    May-07                   $39,653                           $36,700
    Jun-07                   $39,374                           $36,800
    Jul-07                   $40,302                           $37,228

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------------
                                                  7/31/07
----------------------------------------------------------
1-Year                                            +32.04%
----------------------------------------------------------
3-Year                                            +35.40%
----------------------------------------------------------
Since Inception (10/15/02)                        +33.76%
----------------------------------------------------------

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN STOCKS OF FOREIGN COMPANIES INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS IN ADDITION TO THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. BY HAVING SIGNIFICANT INVESTMENTS IN PARTICULAR SECTORS SUCH AS TECHNOLOGY, OR IN ONE OR MORE COUNTRIES, FROM TIME TO TIME, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENT IN A SECTOR OR COUNTRY THAN A FUND THAT ALWAYS INVESTS IN A WIDE VARIETY OF SECTORS OR COUNTRIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed 0.95% (other than certain non-routine expenses) until 11/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The S&P/Citigroup <$2 Billion Cap Range EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization.


                                                               Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/07      VALUE 7/31/07   PERIOD* 2/1/07-7/31/07
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,131,30             $5.02
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.08             $4.76
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 9

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                                    ------------------------------------------------------
                                                                                      YEAR ENDED JULY 31,
                                                                      2007      2006      2005        2004       2003 e
                                                                    ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $ 24.45   $ 19.11   $ 15.70     $ 12.06     $ 10.00
                                                                    ------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................      0.17      0.23      0.16        0.02        0.07
   Net realized and unrealized gains (losses) ...................      7.58      6.94      5.12        4.07        2.02
                                                                    ------------------------------------------------------
Total from investment operations ................................      7.75      7.17      5.28        4.09        2.09
                                                                    ------------------------------------------------------
Less distributions from:
   Net investment income ........................................     (0.09)    (0.22)    (0.03)      (0.08)      (0.03)
   Net realized gains ...........................................     (0.41)    (1.61)    (1.84)      (0.37)         --
                                                                    ------------------------------------------------------
Total distributions .............................................     (0.50)    (1.83)    (1.87)      (0.45)      (0.03)
                                                                    ------------------------------------------------------
Net asset value, end of year ....................................   $ 31.70   $ 24.45   $ 19.11     $ 15.70     $ 12.06
                                                                    ======================================================

Total return c ..................................................     32.04%    38.39%    35.86%      34.25%      20.92%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates and
   expense reduction ............................................      1.26%     1.21%     1.48%       1.53%       5.06% f
Expenses net of waiver and payments by affiliates ...............      0.96%     0.96%     0.95%       0.95%       0.75% f
Expenses net of waiver and payments by affiliates and
   expense reduction ............................................      0.95%     0.95%     0.95% d     0.95% d     0.75% f
Net investment income ...........................................      0.63%     0.93%     0.95%       0.13%       0.65% f

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $43,518   $55,646   $16,382     $ 8,653     $ 2,411
Portfolio turnover rate .........................................     51.78%    78.53%   113.27%     108.64%     126.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Benefit of expense reduction rounds to less than 0.01%.

e For the period October 15, 2002 (commencement of operations) to July 31, 2003.

f Not annualized.


10 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                                 COUNTRY            SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 93.5%
   AUTO COMPONENTS 1.6%
   NIPPON SEIKI Co. Ltd. .......................................................        Japan                26,000     $   719,147
                                                                                                                        ------------
   BIOTECHNOLOGY 2.1%
   Genus PLC ...................................................................    United Kingdom           68,979         899,618
                                                                                                                        ------------
   BUILDING PRODUCTS 3.0%
   Kingspan Group PLC ..........................................................       Ireland               25,990         627,625
   Pfleiderer AG ...............................................................       Germany               24,545         663,590
                                                                                                                        ------------
                                                                                                                          1,291,215
                                                                                                                        ------------
   CAPITAL MARKETS 3.6%
   Azimut Holding SpA ..........................................................        Italy                35,400         594,773
 a RHJ International ...........................................................       Belgium               48,400         982,769
                                                                                                                        ------------
                                                                                                                          1,577,542
                                                                                                                        ------------
   CHEMICALS 0.8%
   Century Sunshine Ecological Technology Holdings Ltd. ........................      Hong Kong           2,542,593         369,920
                                                                                                                        ------------
   COMMERCIAL SERVICES & SUPPLIES 3.2%
   Homeserve PLC ...............................................................    United Kingdom           28,000         996,548
   PARK24 Co. Ltd. .............................................................        Japan                37,300         378,395
                                                                                                                        ------------
                                                                                                                          1,374,943
                                                                                                                        ------------
   COMMUNICATIONS EQUIPMENT 3.2%
   EVS Broadcast Equipment SA ..................................................       Belgium               13,980       1,376,875
                                                                                                                        ------------
   CONSTRUCTION & ENGINEERING 7.0%
   Arcadis NV ..................................................................     Netherlands             10,370         965,209
   CHIYODA Corp. ...............................................................        Japan                19,000         378,927
   Koninklijke BAM Groep NV ....................................................     Netherlands             29,240         846,185
   Samsung Engineering Co. Ltd. ................................................     South Korea              7,345         870,885
                                                                                                                        ------------
                                                                                                                          3,061,206
                                                                                                                        ------------
   DIVERSIFIED CONSUMER SERVICES 7.1%
   Dignity PLC .................................................................    United Kingdom           42,920         608,585
   MegaStudy Co. Ltd. ..........................................................     South Korea              6,023       1,264,483
 a Tele Atlas NV ...............................................................     Netherlands             42,800       1,209,854
                                                                                                                        ------------
                                                                                                                          3,082,922
                                                                                                                        ------------
   ELECTRICAL EQUIPMENT 1.2%
   Solarworld AG ...............................................................       Germany               10,688         514,741
                                                                                                                        ------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
 a Orbotech Ltd. ...............................................................        Israel               20,400         439,620
                                                                                                                        ------------
   ENERGY EQUIPMENT & SERVICES 1.8%
   SBM Offshore NV .............................................................     Netherlands             19,010         781,547
                                                                                                                        ------------
   FOOD & STAPLES RETAILING 0.9%
   SEIJO Corp. .................................................................        Japan                19,200         416,107
                                                                                                                        ------------


                                                              Annual Report | 11

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                                 COUNTRY            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   FOOD PRODUCTS 6.7%
   IAWS Group PLC ..............................................................       Ireland               22,800     $   477,283
   Ldc SA ......................................................................        France                4,600         601,077
   UNICHARM PETCARE Corp. ......................................................        Japan                18,700         763,233
   Vitasoy International Holdings Ltd. .........................................      Hong Kong           2,321,600       1,055,687
                                                                                                                        ------------
                                                                                                                          2,897,280
                                                                                                                        ------------
   HEALTH CARE EQUIPMENT & SUPPLIES 5.3%
 a Gyrus Group PLC .............................................................    United Kingdom          104,090         912,423
   Omega Pharma SA .............................................................       Belgium               10,230         877,384
   Straumann Holding AG ........................................................     Switzerland              1,900         525,877
                                                                                                                        ------------
                                                                                                                          2,315,684
                                                                                                                        ------------
   HEALTH CARE PROVIDERS & SERVICES 3.9%
   Amplifon SpA ................................................................        Italy                82,408         749,228
   Parkway Holdings Ltd. .......................................................      Singapore             377,000         969,791
                                                                                                                        ------------
                                                                                                                          1,719,019
                                                                                                                        ------------
   HOTELS RESTAURANTS & LEISURE 4.2%
   Kuoni Reisen Holding AG, B ..................................................     Switzerland              1,290         763,322
   Unibet Group PLC ............................................................    United Kingdom           28,700       1,047,741
                                                                                                                        ------------
                                                                                                                          1,811,063
                                                                                                                        ------------
   INSURANCE 3.1%
   April Group .................................................................        France               11,450         661,785
 a Lancashire Holdings Ltd. ....................................................    United Kingdom          100,860         688,437
                                                                                                                        ------------
                                                                                                                          1,350,222
                                                                                                                        ------------
   LEISURE EQUIPMENT & PRODUCTS 2.8%
   Jumbo SA ....................................................................        Greece               12,470         415,172
   Vitec Group PLC .............................................................    United Kingdom           64,500         794,688
                                                                                                                        ------------
                                                                                                                          1,209,860
                                                                                                                        ------------
   LIFE SCIENCES TOOLS & SERVICES 1.4%
   Eurofins Scientific .........................................................        France                6,480         615,592
                                                                                                                        ------------
   MACHINERY 5.4%
   Andritz AG ..................................................................       Austria                7,480         518,359
   THE JAPAN STEEL WORKS Ltd. ..................................................        Japan                56,700         914,200
   OSG Corp. ...................................................................        Japan                27,000         382,511
   Toshiba Machine Co. Ltd. ....................................................        Japan                56,000         516,625
                                                                                                                        ------------
                                                                                                                          2,331,695
                                                                                                                        ------------
   MEDIA 6.4%
   ASATSU-DK Inc. ..............................................................        Japan                21,500         676,266
   CTS Eventim AG ..............................................................       Germany               13,930         554,427
   HAKUHODO DY HOLDINGS Inc. ...................................................        Japan                 9,270         601,141
   Modern Times Group MTG AB ...................................................        Sweden                7,400         453,016
 a Sky Perfect JSAT Corp. ......................................................        Japan                 1,200         520,133
                                                                                                                        ------------
                                                                                                                          2,804,983
                                                                                                                        ------------


12 | Annual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                                 COUNTRY             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   METALS & MINING 3.7%
   Sumitomo Titanium Corp. .....................................................        Japan                 6,400     $   560,206
   Tubacex SA ..................................................................        Spain               112,854       1,046,892
                                                                                                                        ------------
                                                                                                                          1,607,098
                                                                                                                        ------------
   OFFICE ELECTRONICS 2.0%
   Neopost SA ..................................................................        France                5,934         857,703
                                                                                                                        ------------
   PERSONAL PRODUCTS 1.1%
   Milbon Co. Ltd. .............................................................        Japan                16,980         481,113
                                                                                                                        ------------
   PHARMACEUTICALS 1.8%
 a Flamel Technologies SA, ADR .................................................        France               46,100         781,395
                                                                                                                        ------------
   ROAD & RAIL 4.2%
   DSV AS, B ...................................................................       Denmark               41,700         946,917
   Helphire Group PLC ..........................................................    United Kingdom          115,800         879,805
                                                                                                                        ------------
                                                                                                                          1,826,722
                                                                                                                        ------------
   TEXTILES, APPAREL & LUXURY GOODS 5.0%
   Koninklijke Ten Cate NV .....................................................     Netherlands             19,950         823,696
   Peace Mark (Holdings) Ltd. ..................................................      Hong Kong             672,000       1,045,436
   Prime Success International Group Ltd. ......................................      Hong Kong             370,100         306,931
                                                                                                                        ------------
                                                                                                                          2,176,063
                                                                                                                        ------------
   TOTAL COMMON STOCKS (COST $28,250,130) ......................................                                         40,690,895
                                                                                                                        ------------

                                                                                                     ----------------
                                                                                                     PRINCIPAL AMOUNT
                                                                                                     ----------------
   SHORT TERM INVESTMENT (COST $2,460,000) 5.7%
   TIME DEPOSIT 5.7%
   Paribas Corp., 5.34%, 8/01/07 ...............................................    United States        $2,460,000       2,460,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $30,710,130) 99.2% ..................................                                         43,150,895
   OTHER ASSETS, LESS LIABILITIES 0.8% .........................................                                            367,172
                                                                                                                        ------------
   NET ASSETS 100.0% ...........................................................                                        $43,518,067
                                                                                                                        ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

a Non-income producing for the twelve months ended July 31, 2007.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2007

                                                                                  -------------
                                                                                     FRANKLIN
                                                                                  INTERNATIONAL
                                                                                     SMALLER
                                                                                    COMPANIES
                                                                                   GROWTH FUND
                                                                                  -------------
Assets:
   Investments in securities:
      Cost .....................................................................  $  30,710,130
                                                                                  =============
      Value ....................................................................  $  43,150,895
   Cash ........................................................................          2,875
   Foreign currency, at value (cost $29,457) ...................................         29,208
   Receivables:
      Investment securities sold ...............................................        749,801
      Dividends ................................................................         24,088
                                                                                  -------------
         Total assets ..........................................................     43,956,867
                                                                                  -------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................        385,158
      Affiliates ...............................................................         32,080
   Accrued expenses and other liabilities ......................................         21,562
                                                                                  -------------
         Total liabilities .....................................................        438,800
                                                                                  -------------
            Net assets, at value ...............................................  $  43,518,067
                                                                                  =============
Net assets consist of:
   Paid-in capital .............................................................  $  23,911,433
   Undistributed net investment income .........................................        125,253
   Net unrealized appreciation (depreciation) ..................................     12,443,592
   Accumulated net realized gain (loss) ........................................      7,037,789
                                                                                  -------------
            Net assets, at value ...............................................  $  43,518,067
                                                                                  =============
Shares outstanding .............................................................      1,372,902
                                                                                  -------------
Net asset value and maximum offering price per share a .........................  $       31.70
                                                                                  =============

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2007

                                                                                  --------------
                                                                                    FRANKLIN
                                                                                  INTERNATIONAL
                                                                                     SMALLER
                                                                                    COMPANIES
                                                                                   GROWTH FUND
                                                                                  --------------
Investment income:
   Dividends (net of foreign taxes of $42,769) .................................  $     509,208
   Interest ....................................................................        121,272
                                                                                  --------------
         Total investment income ...............................................        630,480
                                                                                  --------------
Expenses:
   Management fees (Note 3a) ...................................................        300,456
   Administrative fees (Note 3b) ...............................................         80,121
   Transfer agent fees (Note 3c) ...............................................          2,569
   Custodian fees (Note 4) .....................................................         14,408
   Reports to shareholders .....................................................         15,335
   Registration and filing fees ................................................         20,170
   Professional fees ...........................................................         55,953
   Trustees' fees and expenses .................................................          3,398
   Other .......................................................................         10,415
                                                                                  --------------
         Total expenses ........................................................        502,825
         Expense reductions (Note 4) ...........................................         (4,328)
         Expenses waived/paid by affiliates (Note 3d) ..........................       (118,374)
                                                                                  --------------
            Net expenses .......................................................        380,123
                                                                                  --------------
               Net investment income ...........................................        250,357
                                                                                  --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................      7,519,549
      Foreign currency transactions ............................................        (14,966)
                                                                                  --------------
               Net realized gain (loss) ........................................      7,504,583
                                                                                  --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................      3,028,883
      Translation of assets and liabilities denominated in foreign currencies ..          7,566
                                                                                  --------------
               Net change in unrealized appreciation (depreciation) ............      3,036,449
                                                                                  --------------
Net realized and unrealized gain (loss) ........................................     10,541,032
                                                                                  --------------
Net increase (decrease) in net assets resulting from operations ................  $  10,791,389
                                                                                  ==============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              ----------------------------
                                                                                                 FRANKLIN INTERNATIONAL
                                                                                                    SMALLER COMPANIES
                                                                                                       GROWTH FUND
                                                                                              ----------------------------
                                                                                                   YEAR ENDED JULY 31,
                                                                                                  2007            2006
                                                                                              ----------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................................   $    250,357    $    299,182
      Net realized gain (loss) from investments and foreign currency transactions .........      7,504,583       1,486,803
      Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities denominated in foreign currencies ......................      3,036,449       5,987,070
                                                                                              -----------------------------
            Net increase (decrease) in net assets resulting from operations ...............     10,791,389       7,773,055
                                                                                              -----------------------------
   Distributions to shareholders from:
      Net investment income ...............................................................       (128,792)       (372,394)
      Net realized gains ..................................................................       (554,205)     (2,216,789)
                                                                                              -----------------------------
   Total distributions to shareholders ....................................................       (682,997)     (2,589,183)
                                                                                              -----------------------------
   Capital share transactions (Note 2) ....................................................    (22,235,847)     34,079,285
                                                                                              -----------------------------
            Net increase (decrease) in net assets .........................................    (12,127,455)     39,263,157
Net assets:
   Beginning of year ......................................................................     55,645,522      16,382,365
                                                                                              -----------------------------
   End of year ............................................................................   $ 43,518,067    $ 55,645,522
                                                                                              =============================
Undistributed net investment income included in net assets:
   End of year ............................................................................   $    125,253    $     35,212
                                                                                              =============================


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin International Smaller Companies Growth Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund was closed to new investors between July 14, 2006 and August 15, 2006.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 17

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


18 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.


                                                              Annual Report | 19

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                   -------------------------------------------------------
                                                   YEAR ENDED JULY 31,
                                             2007                       2006
                                   -------------------------------------------------------
                                     SHARES         AMOUNT        SHARES        AMOUNT
                                   -------------------------------------------------------
Shares sold ....................      259,373   $   7,509,459   1,788,313   $  43,695,513
Shares issued in reinvestment
   of distributions ............       15,896         429,179      67,675       1,548,419
Shares redeemed ................   (1,178,446)    (30,174,485)   (437,140)    (11,164,647)
                                   -------------------------------------------------------
Net increase (decrease) ........     (903,177)  $ (22,235,847)  1,418,848   $  34,079,285
                                   =======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the Fund.


20 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Fund paid transfer agent fees of $2,569, of which $520 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

E. OTHER AFFILIATED TRANSACTIONS

At July 31, 2007, Advisers or an affiliate owned 22.69% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized currency losses of $9,794.


                                                              Annual Report | 21

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006, was as follows:

                                                -----------------------
                                                   2007        2006
                                                -----------------------
Distributions paid from:
   Ordinary income ..........................   $ 281,638   $ 1,315,171
   Long term capital gain ...................     401,359     1,274,012
                                                -----------------------
                                                $ 682,997   $ 2,589,183
                                                =======================

At July 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .....................................   $ 30,729,441
                                                            ============

Unrealized appreciation .................................   $ 13,332,962
Unrealized depreciation .................................       (911,508)
                                                            ------------
Net unrealized appreciation (depreciation) ..............   $ 12,421,454
                                                            ============

Undistributed ordinary income ...........................   $    924,139
Undistributed long term capital gains ...................   $  6,268,009
                                                            ------------
Distributable earnings ..................................   $  7,192,148
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2007, aggregated $19,379,720 and $23,414,111, respectively.


22 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                              Annual Report | 23

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


24 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Smaller Companies Growth Fund (one of the funds constituting the Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


                                                              Annual Report | 25

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $6,554,765 as a long term capital gain dividend for the fiscal year ended July 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $949,381 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $448,875 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in December 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the January 31, 2008, semi-annual report of the Fund. In addition, in January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2007.


26 | Annual Report

Franklin Global Trust

Franklin International Smaller Companies Growth Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin International Smaller Companies Growth Fund's (the "Fund") fundamental investment restrictions (including six (6) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

-----------------------------------------------------------------------------------------------------------
                                                      % OF       % OF                    % OF        % OF
                                                  OUTSTANDING    VOTED                OUTSTANDING   VOTED
NAME                                 FOR             SHARES      SHARES    WITHHELD     SHARES      SHARES
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton .............   31,256,072.485     83.526%     99.951%   15,272.272     0.041%     0.049%
Robert F. Carlson ............   31,255,986.306     83.526%     99.951%   15,358.451     0.041%     0.049%
Sam Ginn .....................   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%
Edith E. Holiday .............   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%
Frank W. T. LaHaye ...........   31,256,072.485     83.526%     99.951%   15,272.272     0.041%     0.049%
Frank A. Olson ...............   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%
Larry D. Thompson ............   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%
John B. Wilson ...............   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%
Charles B. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%
Gregory E. Johnson ...........   31,256,095.288     83.526%     99.951%   15,249.469     0.041%     0.049%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................   29,754,630.388     79.514%      95.151%
Against .............................        5,747.015      0.015%       0.018%
Abstain .............................        7,315.354      0.020%       0.023%
Broker non-votes ....................    1,503,652.000      4.018%       4.808%
--------------------------------------------------------------------------------
TOTAL ...............................   31,271,344.757     83.567%     100.000%


                                                              Annual Report | 27

Franklin Global Trust

Franklin International Smaller Companies Growth Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................    1,309,023.343     94.556%      97.503%
Against .............................               --         --           --
Abstain .............................               --         --           --
Broker Non-Votes ....................       33,521.000      2.421%       2.497%
--------------------------------------------------------------------------------
TOTAL ...............................    1,342,544.343     96.977%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For .................................    1,309,023.343     94.556%      97.503%
Against .............................               --         --           --
Abstain .............................               --         --           --
Broker Non-Votes ....................       33,521.000      2.421%       2.497%
--------------------------------------------------------------------------------
TOTAL ...............................    1,342,544.343     96.977%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................    1,309,023.343     94.556%      97.503%
Against .............................               --         --           --
Abstain .............................               --         --           --
Broker Non-Votes ....................       33,521.000      2.421%       2.497%
--------------------------------------------------------------------------------
TOTAL ...............................    1,342,544.343     96.977%     100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................    1,309,023.343     94.556%      97.503%
Against .............................               --         --           --
Abstain .............................               --         --           --
Broker Non-Votes ....................       33,521.000      2.421%       2.497%
--------------------------------------------------------------------------------
TOTAL ...............................    1,342,544.343     96.977%     100.000%


28 | Annual Report

Franklin Global Trust

Franklin International Smaller Companies Growth Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals): (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................    1,309,023.343     94.556%      97.503%
Against .............................               --         --           --
Abstain .............................               --         --           --
Broker Non-Votes ....................       33,521.000      2.421%       2.497%
--------------------------------------------------------------------------------
TOTAL ...............................    1,342,544.343     96.977%     100.000%

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................    1,309,023.343     94.556%      97.503%
Against .............................               --         --           --
Abstain .............................               --         --           --
Broker Non-Votes ....................       33,521.000      2.421%       2.497%
--------------------------------------------------------------------------------
TOTAL ...............................    1,342,544.343     96.977%     100.000%


                                                              Annual Report | 29

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
HARRIS J. ASHTON (1932)           Trustee          Since 2000            140                       Director, Bar-S Foods (meat
One Franklin Parkway                                                                               packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee          Since 2000            121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                   Trustee          Since March 2007      121                       Director, Chevron Corporation
One Franklin Parkway                                                                               (global energy company) and ICO
San Mateo, CA 94403-1906                                                                           Global Communications (Holdings)
                                                                                                   Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch (wireless company), PLC; Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee          Since 2000            140                       Director, Hess Corporation
One Franklin Parkway                                                                               (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                                           Corporation) (exploration and
                                                                                                   refining of oil and gas), H.J.
                                                                                                   Heinz Company (processed foods
                                                                                                   and allied products), RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and distribution
                                                                                                   of titanium), Canadian National
                                                                                                   Railway (railroad) and White
                                                                                                   Mountains Insurance Group, Ltd.
                                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
FRANK W.T. LAHAYE (1929)          Trustee          Since 2000            121                       Director, Center for Creative
One Franklin Parkway                                                                               Land Recycling (brownfield
San Mateo, CA 94403-1906                                                                           redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee          Since 2005            140                       Director, Hess Corporation
One Franklin Parkway                                                                               (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                                           Corporation) (exploration and
                                                                                                   refining of oil and gas) and
                                                                                                   Sentient Jet (private jet
                                                                                                   service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee          Since March 2007      140                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)             Trustee          Since 2006            121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (190-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and      Since 2000            140                       None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
** GREGORY E. JOHNSON (1961)      Trustee          Since March 2007      91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief            Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway              Compliance       Officer since 2004
San Mateo, CA 94403-1906          Officer and      and Vice
                                  Vice President   President - AML
                                  - AML            Compliance since
                                  Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer        Since 2004            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice      Since 2002            Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
DAVID P. GOSS (1947)              Vice President   Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)         Vice President   Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)     President and    President since       Not Applicable            Not Applicable
One Franklin Parkway              Chief            2000 and Chief
San Mateo, CA 94403-1906          Executive        Executive Officer
                                  Officer          - Investment
                                  - Investment     Management
                                  Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)    Vice President   Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice President   Since 2006            Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   -------------------   -----------------------   ---------------------------------
CRAIG S. TYLE (1960)              Vice President   Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief Financial  Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.            Officer and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


34 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                                                              Annual Report | 35

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed its investment performance in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date depending on when the Fund commenced operations. Investment performance was shown on a total return basis for the Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. The Fund has been in operation for four full years and the Lipper report showed its total return for the one-year period to be in the


36 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

second-lowest quintile of such performance universe, but on an annualized basis since inception to be in the highest quintile of such universe. The Board was satisfied with such performance, noting the Fund's 25% one-year return as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. Both the contractual investment management fee rate and actual total expenses were in either the least expensive or second least expensive quintiles of the Fund's Lipper expense group. The Board was satisfied with these comparative expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of


                                                              Annual Report | 37

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Fund that has been in operation for only four full years and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Annual Report

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     [LOGO](R)
FRANKLIN TEMPLETON
   INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT

FRANKLIN INTERNATIONAL
SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

681 A2007 09/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $190,795 for the fiscal year ended July 31, 2007 and $185,900 for the fiscal year ended July 31, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended July 31, 2007 and $0 for the fiscal year ended July 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2007 and $187 for the fiscal year ended July 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2007 and $176,017 for the fiscal year ended July 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended July 31, 2007 and $176,204 for the fiscal year ended July 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    September 27, 2007